As Filed with the U.S. Securities and Exchange Commission on February 27, 2009
1933 Act File No. 2-14213
1940 Act File No. 811-0816

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
__________________
FORM N-1A
__________________
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 124 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 124 ☒
(Check appropriate box or boxes.)
__________________
AMERICAN CENTURY MUTUAL FUNDS, INC. (Exact Name of Registrant as Specified in Charter)
__________________
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Address of Principal Executive Offices) (Zip Code)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (816) 531-5575
CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: March 1, 2009

It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on March 1, 2009, pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

March 1, 2009

American Century Investments Prospectus

Ultra® Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	6
Objectives, Strategies and Risks	8
Management	10
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	15
Additional Policies Affecting Your Investment	21
Share Price and Distributions	25
Taxes	27
Multiple Class Information	29
Financial Highlights	31

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers look for stocks of companies they believe will increase in value over time, using investment strategies developed by American Century Investments. In implementing these strategies, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

The fund’s principal risks include

•	Growth Stocks — Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•	Foreign Securities — A fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	Market Risk — The value of a fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of a fund’s shares may fluctuate significantly in the short term.
•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks which begins on page 8.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund’s historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the chart below. If they had been included, returns would be lower than those shown. The returns of the fund’s other classes will differ from those shown in the chart, depending on the expenses of those classes.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Ultra	32.09% (4Q 1999)	-21.50% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes. Returns assume the deduction of all sales loads, charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for the Investor Class shares. After-tax returns for the other share classes will vary.

The benchmarks are unmanaged indices that have no operating costs and are included in each table for performance comparison. The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-41.74%	-4.94%	-3.15%
Return After Taxes on Distributions	-41.79%	-5.86%	-3.94%
Return After Taxes on Distributions and Sale of Fund Shares	-27.07%	-3.68%	-2.38%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%

Institutional Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-41.61%	-4.75%	-2.96%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%

A Class(1)
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-45.25%	-6.31%	-3.96%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%

[1]	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

B Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-46.34%	-36.81%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-32.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-32.75%

[1]	The inception date for the B Class is September 28, 2007. Only classes with performance history for less than 10 years show returns for life of class.

C Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-42.34%	-5.89%	-3.83%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-2.69%(2)
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-0.87%(2)

[1]	The inception date for the C Class is October 29, 2001. Only classes with performance history for less than 10 years show returns for life of class.

[2]	Since October 25, 2001, the date closest to the class’s inception for which data is available.

R Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-42.03%	-5.41%	-3.87%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-1.60%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-0.12%

[1]	The inception date for the R Class is August 29, 2003. Only classes with performance history for less than 10 years show returns for life of class.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares or the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	5.00%(2)	1.00%(3)	None
Maximum Account Maintenance Fee	$25(4)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(5)	Distribution and Service (12b-1) Fees(6)	Other Expenses(7)	Total Annual Fund Operating Expenses
Investor Class	0.99%	None	0.00%	0.99%
Institutional Class	0.79%	None	0.00%	0.79%
A Class	0.99%	0.25%	0.00%	1.24%
B Class	0.99%	1.00%	0.00%	1.99%
C Class	0.99%	1.00%	0.00%	1.99%
R Class	0.99%	0.50%	0.00%	1.49%

[1]	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]	The charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 18, and is eliminated after six years.

[3]	The charge is 1.00% during the first year after purchase, and is eliminated thereafter.

[4]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[5]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[6]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 29.

[7]
Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

Example

The examples in the tables below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$101	$316	$548	$1,213
Institutional Class	$81	$253	$439	$978
A Class	$694	$946	$1,218	$1,988
B Class	$602	$925	$1,173	$2,121
C Class	$202	$625	$1,073	$2,314
R Class	$152	$472	$814	$1,778

The table above reflects a deduction for charges payable upon redemption. You would pay the following expenses if you did not redeem your shares and thus did not incur such charges:

	1 year	3 years	5 years	10 years
Investor Class	$101	$316	$548	$1,213
Institutional Class	$81	$253	$439	$978
A Class	$694	$946	$1,218	$1,988
B Class	$202	$625	$1,073	$2,121
C Class	$202	$625	$1,073	$2,314
R Class	$152	$472	$814	$1,778

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using American Century Investments' extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. In addition to accelerating growth and other signs of business improvement, the fund also considers companies demonstrating price strength relative to their peers. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the fund may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent a fund invests in foreign securities, the overall risk of that fund could be affected.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring a fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of a fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund’s portfolio turnover rate also may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Ultra	0.99%	0.79%	0.99%	0.99%	0.99%	0.99%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Steve Lurito

Mr. Lurito, Senior Vice President and Chief Investment Officer, U.S. Growth Equity, has been a member of the team that manages the fund since 2007. He joined American Century Investments in 2007. From 2006 to 2007, he was the chief investment officer at MUUS Asset Management. From 2004 to 2006, he was the director of small cap research, senior portfolio manager and managing director at Forstmann Leff Associates. He has a bachelor's degree from the University of Virginia in Charlottesville and an MBA from The Wharton School of Business, University of Pennsylvania.

Keith Lee

Mr. Lee, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008. He initially joined American Century Investments in 1998 and rejoined in 2001. He became a portfolio manager in 2003. He has a bachelor of science degree in industrial engineering from Columbia University. He is a CFA charterholder.

Michael Li

Dr. Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006. Before joining American Century Investments, he attended The Wharton School of Business, University of Pennsylvania, where he obtained his MBA. He also has a bachelor of science degree from the University of Science and Technology of China and a Ph.D. from the University of Michigan.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments' bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s A, C and R Classes are intended for purchase by participants in employer-sponsored retirement plans.  Additionally, the fund’s A, B and C Classes are intended for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

The following table provides a summary description of these classes.

A Class	B Class
Initial sales charge(1)	No initial sales charge
Generally no contingent deferred sales charge(2)	Contingent deferred sales charge on redemptions within six years
12b-1 fee of 0.25%	12b-1 fee of 1.00%
No conversion feature	Convert to A Class shares eight years after purchase
Generally more appropriate for long-term investors	Purchases generally limited to investors whose aggregate investments in American Century Investments are less than $50,000; generally offered through financial intermediaries(3)

C Class	R Class
No initial sales charge	No initial sales charge
Contingent deferred sales charge on redemptions within 12 months	No contingent deferred sales charge
12b-1 fee of 1.00%	12b-1 fee of 0.50%
No conversion feature	No conversion feature
Purchases generally limited to investors whose aggregate investments in American Century Investments are less than $1,000,000; generally more appropriate for short-term investors	Generally offered through employer-sponsored retirement plans(4)

[1]	The sales charge for A Class shares decreases depending on the size of your investment, and may be waived for some purchases. There is no sales charge for purchases of $1,000,000 or more.

[2]	A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within one year of purchase.

[3]	This class is not available for employer-sponsored retirement plan accounts.

[4]
IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. The R Class is only available for certain employer-sponsored retirement plans after August 1, 2006. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided, however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009 may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A, B or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Amount Paid to Financial Advisor as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%(1)
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%(1)
$10,000,000 or more	0.00%	0.00%	0.25%(1)

[1]
For purchases over $1,000,000 by employer-sponsored retirement plans, no upfront amount will be paid to financial professionals. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a 1.00% deferred sales charge, subject to the exceptions listed below. No sales charge applies to reinvested dividends.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares will be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Employer-sponsored retirement plan purchases. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs, except that investors in such plans established prior to March 1, 2009 that previously received sales charge waivers may make additional purchases without the initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•	Shares purchased in accounts that held Advisor Class shares of this fund prior to September 4, 2007
•	Certain other investors as deemed appropriate by American Century Investments

B Class

B Class shares are sold at their net asset value without an initial sales charge. For sales of B Class shares, the amount paid to your financial professional is 4.00% of the amount invested. If you redeem your shares within six years of purchase date, you will pay a contingent deferred sales charge (CDSC) as set forth below. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

Redemption During	CDSC as a % of Original Purchase Price
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

B Class shares (which carry a 1.00% 12b-1 fee) will automatically convert to A Class shares (which carry a 0.25% 12b-1 fee) within 31 days after the eight-year anniversary of the purchase date.

American Century Investments generally limits purchases of B Class shares to investors whose aggregate investments in American Century Investments funds are less than $50,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

C Class

C Class shares are sold at their net asset value without an initial sales charge. For sales of C Class shares, the amount paid to your financial professional is 1.00% of the amount invested. If you redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually:
¡ 12% of the lesser of the original purchase cost or current market value for A Class shares
¡ 12% of the original purchase cost for B Class shares
¡ 12% of the lesser of the original purchase cost or current market value for C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs
•	distributions from IRAs due to attainment of age 59 1⁄2 for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70 1⁄2
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no broker was compensated for the sale

Reinstatement Privilege

Within 90 days of a redemption of any A or B Class shares, you may reinvest all of the redemption proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You or your financial professional must notify the fund’s transfer agent in writing at the time of the reinvestment to take advantage of this privilege, and you may use it only once per account. This privilege applies only if the new account is owned by the original account owner.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Buying and Selling Shares

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase through financial intermediaries in the following types of accounts:

•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund’s Investor Class shares also are available for purchase directly from American Century Investments by:

•
shareholders who held any account directly with American Century Investments as of September 28, 2007, and have continuously maintained such account (this includes anyone listed in the registration of an account, such as joint owners, trustees or custodians, and the immediate family members of such persons)

•	current or retired employees of American Century Investments and their immediate family members, and directors of the fund

Investors may be required to demonstrate eligibility to purchase Investor Class shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

If you sell  B, C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period.  You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century

Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. A fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board.  Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains.  Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions—including exchanges to other American Century Investments funds—are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund:  Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of the A Class of the same fund after eight years.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets.  Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan.  The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for B and C Classes and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments' transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal period. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Ultra Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$33.48	$28.55	$29.02	$27.17	$26.01
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	(0.01)	(0.06)	0.02	(0.05)
Net Realized and Unrealized Gain (Loss)	(9.95)	6.95	(0.37)	1.83	1.21
Total From Investment Operations	(9.87)	6.94	(0.43)	1.85	1.16
Distributions
From Net Investment Income	—	—	(0.04)	—	—
From Net Realized Gains	(7.94)	(2.01)	—	—	—
Total Distributions	(7.94)	(2.01)	(0.04)	—	—
Net Asset Value, End of Period	$15.67	$33.48	$28.55	$29.02	$27.17

Total Return(2)	(38.02)%	25.89%	(1.51)%	6.81%	4.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	(0.04)%	(0.15)%	0.09%	(0.20)%
Portfolio Turnover Rate	152%	93%	62%	33%	34%
Net Assets, End of Period (in millions)	$5,276	$10,066	$13,482	$18,904	$20,708

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Ultra Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$33.98	$28.90	$29.38	$27.44	$26.22
Income From Investment Operations
Net Investment Income (Loss)(1)	0.15	0.05	—(2)	0.07	—(2)
Net Realized and Unrealized Gain (Loss)	(10.17)	7.04	(0.38)	1.87	1.22
Total From Investment Operations	(10.02)	7.09	(0.38)	1.94	1.22
Distributions
From Net Investment Income	—	—	(0.10)	—	—
From Net Realized Gains	(7.94)	(2.01)	—	—	—
Total Distributions	(7.94)	(2.01)	(0.10)	—	—
Net Asset Value, End of Period	$16.02	$33.98	$28.90	$29.38	$27.44

Total Return(3)	(37.89)%	26.14%	(1.33)%	7.07%	4.65%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	0.16%	0.05%	0.29%	0.00%
Portfolio Turnover Rate	152%	93%	62%	33%	34%
Net Assets, End of Period (in thousands)	$76,339	$325,035	$1,073,767	$1,460,343	$1,055,145

[1]	Computed using average shares outstanding throughout the period.

[2]	Per-share amount was less than $0.005.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Ultra Fund

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$32.83	$28.11	$28.61	$26.85	$25.77
Income From Investment Operations
Net Investment Income (Loss)(2)	0.03	(0.08)	(0.13)	(0.05)	(0.12)
Net Realized and Unrealized Gain (Loss)	(9.69)	6.81	(0.37)	1.81	1.20
Total From Investment Operations	(9.66)	6.73	(0.50)	1.76	1.08
Distributions
From Net Realized Gains	(7.94)	(2.01)	—	—	—
Net Asset Value, End of Period	$15.23	$32.83	$28.11	$28.61	$26.85

Total Return(3)	(38.19)%	25.56%	(1.75)%	6.55%	4.19%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%	(0.29)%	(0.40)%	(0.16)%	(0.45)%
Portfolio Turnover Rate	152%	93%	62%	33%	34%
Net Assets, End of Period (in thousands)	$85,723	$235,217	$405,173	$639,792	$738,032

[1]	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Ultra Fund

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$33.45	$31.63
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.16)	(0.04)
Net Realized and Unrealized Gain (Loss)	(9.86)	1.86
Total From Investment Operations	(10.02)	1.82
Distributions
From Net Realized Gains	(7.94)	—
Net Asset Value, End of Period	$15.49	$33.45

Total Return(3)	(38.64)%	5.75%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.99%	1.99%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.64)%	(1.53)%(4)
Portfolio Turnover Rate	152%	93%(5)
Net Assets, End of Period (in thousands)	$41	$26

[1]	September 28, 2007 (commencement of sale) through October 31, 2007.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

Ultra Fund

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$31.54	$27.26	$27.96	$26.44	$25.57
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.13)	(0.29)	(0.34)	(0.26)	(0.32)
Net Realized and Unrealized Gain (Loss)	(9.15)	6.58	(0.36)	1.78	1.19
Total From Investment Operations	(9.28)	6.29	(0.70)	1.52	0.87
Distributions
From Net Realized Gains	(7.94)	(2.01)	—	—	—
Net Asset Value, End of Period	$14.32	$31.54	$27.26	$27.96	$26.44

Total Return(2)	(38.63)%	24.64%	(2.50)%	5.75%	3.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.64)%	(1.04)%	(1.15)%	(0.91)%	(1.20)%
Portfolio Turnover Rate	152%	93%	62%	33%	34%
Net Assets, End of Period (in thousands)	$891	$2,129	$3,342	$5,601	$4,836

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Ultra Fund

R Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$32.80	$28.15	$28.72	$27.01	$25.99
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.03)	(0.15)	(0.21)	(0.12)	(0.22)
Net Realized and Unrealized Gain (Loss)	(9.66)	6.81	(0.36)	1.83	1.24
Total From Investment Operations	(9.69)	6.66	(0.57)	1.71	1.02
Distributions
From Net Realized Gains	(7.94)	(2.01)	—	—	—
Net Asset Value, End of Period	$15.17	$32.80	$28.15	$28.72	$27.01

Total Return(2)	(38.35)%	25.26%	(1.98)%	6.33%	3.92%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.49%	1.49%	1.49%	1.44%(3)	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14)%	(0.54)%	(0.65)%	(0.36)%(3)	(0.70)%
Portfolio Turnover Rate	152%	93%	62%	33%	34%
Net Assets, End of Period (in thousands)	$3,276	$5,971	$8,922	$8,367	$4,545

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[3]
During the year ended October 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.49% and (0.41)%, respectively.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Ultra Fund
Investor Class	022	TWCUX	Ultra
Institutional Class	322	TWUIX	Ultra
A Class	722	TWUAX	Ultra
B Class	212	AULBX	Ultra
C Class	422	TWCCX	Ultra
R Class	122	AULRX	Ultra

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63919   0903

March 1, 2009

American Century Investments Prospectus

Growth Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	5
Objectives, Strategies and Risks	7
Management	9
Investing Directly with American Century Investments	11
Investing Through a Financial Intermediary	14
Additional Policies Affecting Your Investment	15
Share Price and Distributions	20
Taxes	22
Multiple Class Information	24
Financial Highlights	26

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers look for stocks of companies they believe will increase in value over time. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement.

The fund’s principal risks include

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 7.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund’s historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the chart below. If they had been included, returns would be lower than those shown. The returns of the fund’s other classes will differ from those shown in the chart, depending on the expenses of those classes.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Growth	23.62% (4Q 1999)	-22.91% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes. Returns assume the deduction of all sales loads, charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for the Investor Class shares. After-tax returns for the other share classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-37.84%	-1.66%	-2.33%
Return After Taxes on Distributions	-37.89%	-1.69%	-2.90%
Return After Taxes on Distributions and Sale of Fund Shares	-24.53%	-1.40%	-1.98%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

Institutional Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-37.74%	-1.47%	-2.13%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

R Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-38.17%	-2.15%	-0.57%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-1.60%(2)

[1]	The inception date for the R Class is August 29, 2003. Only classes with performance history for less than 10 years show returns for life of class.

[2]	Since August 31, 2003, the date closest to the class’s inception for which data is available.

Advisor Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-37.99%	-1.91%	-2.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

There are no sales loads, fees or other charges

•	to buy fund shares directly from American Century Investments
•	to reinvest dividends in additional shares
•	to exchange into the same class of shares of other American Century Investments funds
•	to redeem your shares (other than a $10 fee to redeem by wire)

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Investor Class
Maximum Account Maintenance Fee	$25(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(2)	Distribution and Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Investor Class	1.00%	None	0.00%	1.00%
Institutional Class	0.80%	None	0.00%	0.80%
R Class	1.00%	0.50%	0.00%	1.50%
Advisor Class	1.00%(5)	0.25%(6)	0.00%	1.25%

[1]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[2]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[3]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 24.

[4]
Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

[5]	The unified management fee has been restated to reflect the increase in the fee approved by the fund’s shareholders effective December 3, 2007.

[6]	The 12b-1 fee has been restated to reflect the decrease in the fee effective December 3, 2007.

Example

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$102	$319	$553	$1,225
Institutional Class	$82	$256	$445	$990
R Class	$153	$475	$819	$1,789
Advisor Class	$128	$397	$687	$1,511

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time.  In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection.  This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the fund may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of that fund could be affected.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund’s portfolio turnover rate also may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund and the NT Growth fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class	R Class	Advisor Class
Growth	1.00%	0.80%	1.00%	0.98%(1)

[1]	From November 1, 2007 to December 2, 2007, the management fee was 0.75% of average net assets. From December 3, 2007 to October 31, 2008, the management fee was 1.00% of average net assets.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Gregory J. Woodhams

Mr. Woodhams, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since he joined American Century Investments in 1997.  He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.

E. A. Prescott LeGard

Mr. LeGard, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 1999. He has a bachelor’s degree in economics from DePauw University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section.  If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares  in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information.  (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments' bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200  —  Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s R and Advisor Classes are intended for purchase by participants in employer-sponsored retirement plans. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided, however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009 may make additional purchases. Additionally, the fund’s Advisor Class is intended for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that you may incur tax liability as a result of the redemption.  For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. The fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains.  Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class, Institutional Class, R Class and Advisor Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The fund’s Advisor Class and R Class shares have a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.50% for R Class and 0.25% for Advisor Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments' transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Growth Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$26.78	$21.99	$19.80	$18.43	$17.26
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.04	0.02	0.08	(0.01)
Net Realized and Unrealized Gain (Loss)	(9.10)	4.76	2.26	1.30	1.18
Total From Investment Operations	(9.06)	4.80	2.28	1.38	1.17
Distributions
From Net Investment Income	(0.03)	(0.01)	(0.09)	(0.01)	—
Net Asset Value, End of Period	$17.69	$26.78	$21.99	$19.80	$18.43

Total Return(2)	(33.86)%	21.86%	11.51%	7.47%	6.78%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16%	0.15%	0.09%	0.38%	(0.07)%
Portfolio Turnover Rate	129%	112%	127%	77%	131%
Net Assets, End of Period (in millions)	$2,617	$4,133	$3,946	$4,008	$4,176

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Growth Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$27.03	$22.19	$19.98	$18.59	$17.38
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.09	0.06	0.11	0.02
Net Realized and Unrealized Gain (Loss)	(9.17)	4.81	2.27	1.33	1.19
Total From Investment Operations	(9.09)	4.90	2.33	1.44	1.21
Distributions
From Net Investment Income	(0.08)	(0.06)	(0.12)	(0.05)	—
Net Asset Value, End of Period	$17.86	$27.03	$22.19	$19.98	$18.59

Total Return(2)	(33.71)%	22.13%	11.70%	7.72%	6.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	0.35%	0.29%	0.58%	0.13%
Portfolio Turnover Rate	129%	112%	127%	77%	131%
Net Assets, End of Period (in thousands)	$286,262	$284,695	$759,816	$689,983	$685,090

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Growth Fund

R Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$26.37	$21.74	$19.59	$18.32	$17.25
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.08)	(0.10)	(0.11)	(0.07)	(0.13)
Net Realized and Unrealized Gain (Loss)	(8.94)	4.73	2.26	1.34	1.20
Total From Investment Operations	(9.02)	4.63	2.15	1.27	1.07
Net Asset Value, End of Period	$17.35	$26.37	$21.74	$19.59	$18.32

Total Return(2)	(34.21)%	21.30%	10.97%	6.93%	6.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.34)%	(0.35)%	(0.41)%	(0.12)%	(0.57)%
Portfolio Turnover Rate	129%	112%	127%	77%	131%
Net Assets, End of Period (in thousands)	$3,280	$2,383	$298	$49	$12

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Growth Fund

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$26.36	$21.68	$19.53	$18.22	$17.11
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.02)	(0.04)	(0.03)	0.02	(0.06)
Net Realized and Unrealized Gain (Loss)	(8.94)	4.72	2.22	1.29	1.17
Total From Investment Operations	(8.96)	4.68	2.19	1.31	1.11
Distributions
From Net Investment Income	—	—	(0.04)	—	—
Net Asset Value, End of Period	$17.40	$26.36	$21.68	$19.53	$18.22

Total Return(2)	(34.03)%	21.59%	11.23%	7.19%	6.49%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.09)%	(0.10)%	(0.16)%	0.13%	(0.32)%
Portfolio Turnover Rate	129%	112%	127%	77%	131%
Net Assets, End of Period (in thousands)	$141,441	$206,837	$85,953	$86,303	$76,962

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value on the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room, Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Growth Fund
Investor Class	020	TWCGX	Grwth
Institutional Class	320	TWGIX	Grwth
R Class	120	AGWRX	Grwth
Advisor Class	720	TCRAX	Grwth

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63917   0903

March 1, 2009

American Century Investments Prospectus

VistaSM Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	5
Objectives, Strategies and Risks	7
Management	9
Investing Directly with American Century Investments	11
Investing Through a Financial Intermediary	14
Additional Policies Affecting Your Investment	15
Share Price and Distributions	19
Taxes	21
Multiple Class Information	23
Financial Highlights	25

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

The fund’s principal risks include

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•
Mid Cap Stocks – The fund invests in mid-sized and smaller companies which may present greater opportunities for capital growth than larger companies, but may be more volatile and subject to greater risk.

•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 7.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund’s historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the chart below. If they had been included, returns would be lower than those shown. The returns of the fund’s other classes will differ from those shown in the chart, depending on the expenses of those classes.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Vista	72.22% (4Q 1999)	-26.05% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes. Returns assume the deduction of all sales loads, charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for the Investor Class shares. After-tax returns for the other share classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-48.68%	-0.43%	5.67%
Return After Taxes on Distributions	-48.68%	-0.82%	4.48%
Return After Taxes on Distributions and Sale of Fund Shares	-31.64%	-0.26%	4.68%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-0.19%

Institutional Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-48.57%	-0.23%	5.87%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-0.19%

R Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-48.90%	-6.71%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-9.35%

[1]	The inception date for the R Class is July 29, 2005. Only classes with performance history for less than 10 years show returns for life of class.

Advisor Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-48.79%	-0.66%	5.42%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-0.19%

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

There are no sales loads, fees or other charges

•	to buy fund shares directly from American Century Investments
•	to reinvest dividends in additional shares
•	to exchange into the same class of shares of other American Century Investments funds
•	to redeem your shares (other than a $10 fee to redeem by wire)

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Investor Class
Maximum Account Maintenance Fee	$25(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(2)	Distribution and Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Investor Class	1.00%	None	0.00%	1.00%
Institutional Class	0.80%	None	0.00%	0.80%
R Class	1.00%	0.50%	0.00%	1.50%
Advisor Class	1.00%	0.25%	0.00%	1.25%

[1]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[2]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. For more information about the unified management fee, see The Investment Advisor under Management.

[3]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 23.

[4]
Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

Example

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$102	$319	$553	$1,225
Institutional Class	$82	$256	$445	$990
R Class	$153	$475	$819	$1,789
Advisor Class	$128	$397	$687	$1,511

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century Investments' extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, the fund also considers companies demonstrating price strength relative to their peers. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The fund will usually purchase common stocks of companies that are medium-sized and smaller at the time of purchase, but it can purchase other types of securities as well. When determining the size of a company, the portfolio managers will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information they obtain about the company.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the portfolio managers believe it is prudent, the fund may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The fund generally invests in mid-size and smaller companies, which may be more volatile and subject to greater short-term risk. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of that fund could be affected.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class	R Class	Advisor Class
Vista	1.00%	0.80%	1.00%	1.00%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Glenn A. Fogle

Mr. Fogle, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 1990. He has a bachelor’s degree in business administration (management) and an MBA in finance from Texas Christian University. He is a CFA charterholder.

Bradley J. Eixmann

Mr. Eixmann, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2002 as an investment analyst. He became a Portfolio Manager in 2007. He has a bachelor’s degree in managerial studies and economics from Rice University and an MBA in finance from the University of Texas. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments' bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s R and Advisor Classes are intended for purchase by participants in employer-sponsored retirement plans. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided, however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009 may make additional purchases. Additionally, the fund’s Advisor Class is intended for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that you may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. A fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains.  Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long a fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class, Institutional Class, R Class and Advisor Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The fund’s Advisor Class and R Class shares have a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.50% for R Class and 0.25% for Advisor Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments' transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Vista Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$24.24	$16.35	$14.99	$13.14	$11.97
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.11)	(0.12)	(0.04)	(0.04)	(0.06)
Net Realized and Unrealized Gain (Loss)	(9.61)	8.14	1.40	1.89	1.23
Total From Investment Operations	(9.72)	8.02	1.36	1.85	1.17
Distributions
From Net Realized Gains	(2.09)	(0.13)	—	—	—
Net Asset Value, End of Period	$12.43	$24.24	$16.35	$14.99	$13.14

Total Return(2)	(43.58)%	49.39%	9.07%	14.08%	9.77%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.56)%	(0.60)%	(0.23)%	(0.26)%	(0.48)%
Portfolio Turnover Rate	167%	121%	234%	284%	255%
Net Assets, End of Period (in millions)	$1,801	$2,921	$1,965	$1,902	$1,418

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Vista Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$24.72	$16.64	$15.22	$13.32	$12.11
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.07)	(0.08)	(0.01)	(0.01)	(0.04)
Net Realized and Unrealized Gain (Loss)	(9.83)	8.29	1.43	1.91	1.25
Total From Investment Operations	(9.90)	8.21	1.42	1.90	1.21
Distributions
From Net Realized Gains	(2.09)	(0.13)	—	—	—
Net Asset Value, End of Period	$12.73	$24.72	$16.64	$15.22	$13.32

Total Return(2)	(43.50)%	49.68%	9.33%	14.26%	9.99%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.36)%	(0.40)%	(0.03)%	(0.06)%	(0.28)%
Portfolio Turnover Rate	167%	121%	234%	284%	255%
Net Assets, End of Period (in thousands)	$238,727	$254,528	$132,325	$98,439	$42,747

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Vista Fund

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$23.98	$16.25	$14.97	$15.32
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.18)	(0.21)	(0.16)	(0.04)
Net Realized and Unrealized Gain (Loss)	(9.49)	8.07	1.44	(0.31)
Total From Investment Operations	(9.67)	7.86	1.28	(0.35)
Distributions
From Net Realized Gains	(2.09)	(0.13)	—	—
Net Asset Value, End of Period	$12.22	$23.98	$16.25	$14.97

Total Return(3)	(43.87)%	48.71%	8.55%	(2.28)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.06)%	(1.10)%	(0.73)%	(0.92)%(4)
Portfolio Turnover Rate	167%	121%	234%	284%(5)
Net Assets, End of Period (in thousands)	$11,423	$2,398	$337	$24

[1]	July 29, 2005 (commencement of sale) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

Vista Fund

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$23.69	$16.03	$14.73	$12.95	$11.82
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.15)	(0.16)	(0.08)	(0.08)	(0.11)
Net Realized and Unrealized Gain (Loss)	(9.36)	7.95	1.38	1.86	1.24
Total From Investment Operations	(9.51)	7.79	1.30	1.78	1.13
Distributions
From Net Realized Gains	(2.09)	(0.13)	—	—	—
Net Asset Value, End of Period	$12.09	$23.69	$16.03	$14.73	$12.95

Total Return(2)	(43.72)%	48.94%	8.83%	13.75%	9.56%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.81)%	(0.85)%	(0.48)%	(0.51)%	(0.73)%
Portfolio Turnover Rate	167%	121%	234%	284%	255%
Net Assets, End of Period (in thousands)	$257,057	$380,555	$210,576	$190,635	$106,750

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room, Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Vista Fund
Investor Class	024	TWCVX	Vista
Institutional Class	324	TWVIX	Vista
R Class	124	AVTRX	Vista
Advisor Class	724	TWVAX	Vista

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63920   0903

March 1, 2009

American Century Investments Prospectus

Giftrust® Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	5
Objectives, Strategies and Risks	6
Management	9
How to Invest in the Giftrust Fund	11
How to Manage a Matured Giftrust	13
Share Price and Distributions	18
Taxes	20
Financial Highlights	22

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategy
and principal risks?

The portfolio managers look for stocks of companies of all sizes they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

The fund’s principal risks include:

•	Growth Stocks — Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•
Small and Mid Cap Stocks — The fund may invest in mid-sized and smaller companies, which may present greater opportunities for capital growth than larger companies, but may be more volatile and subject to greater risk.

•	Foreign Securities — The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	IPO Risk — The fund’s performance may be affected by investments in initial public offerings.
•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.
•
High Turnover — The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 6.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s shares for each of the last 10 calendar years. It indicates the volatility of the fund’s historical returns from year to year. Account fees are not reflected in the chart below. If they had been included, returns would be lower than those shown.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Giftrust Fund	56.31% (4Q 1999)	-35.13% (4Q 2000)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways.

Return Before Taxes shows the actual change in the value of fund shares over the periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmark is an unmanaged index that has no operating costs and is included in the table for performance comparison. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-46.21%	3.80%	1.39%
Return After Taxes on Distributions	-46.24%	3.78%	0.83%
Return After Taxes on Distributions and Sale of Fund Shares	-30.00%	3.26%	1.18%
Russell 3000® Growth Index(1) (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.33%	-4.01%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-0.19%

[1]
In March 2009, the fund's benchmark changed from the Russell Midcap Growth Index to the Russell 3000 Growth Index. The investment strategy was changed to include stocks of companies of all sizes, resulting in an expanded investment universe. Consistent with this change, the benchmark was changed to the Russell 3000 Growth Index.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

There are no sales loads, fees or other charges

•	to establish a Giftrust
•	to reinvest dividends in additional shares
•	for the beneficiary to redeem or exchange into Investor Class shares of other American Century Investments funds after the Giftrust has matured (other than a $10 fee to redeem by wire)

The following tables describe the fees and expenses a Giftrust may pay during the life of the trust.

Shareholder Fees (fees paid directly from your investment)
Investor Class (Matured Giftrusts only)
Maximum Account Maintenance Fee	$25(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fee(2)	Distribution and Service (12b-1) Fees	Other Expenses(3)	Total Annual Fund Operating Expenses
1.00%	None	0.00%	1.00%

[1]	Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under How to Manage a Matured Giftrust for more details.

[2]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. For more information about the unified management fee, see The Investment Advisor under Management.

[3]
Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

Example

The examples in the table below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Assuming . . .

•	you establish a $10,000 Giftrust
•	the Giftrust earns a 5% return each year
•	the same operating expenses shown above apply each year

. . . the cost of investing in the fund would be:

1 year	3 years	5 years	10 years
$102	$319	$553	$1,225

Trust Expenses

Each Giftrust for which the trustee files a tax return will be charged a $10 fee to help offset a portion of the cost of preparing the return. See Taxes on page 20.

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers look for stocks of companies of all sizes they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century Investments' extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the portfolio managers believe it is prudent, the fund may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations, except convertible debt securities, which may be rated below investment grade. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

The Giftrust Fund is intended for investors who want to give a one-time gift to another individual, but want that gift to have the potential to grow over time (at least 18 years) in an aggressive equity fund that seeks long-term capital growth. Investors wanting to make such a gift must be willing to give up control over the gift and accept the risks associated with the fund’s investment strategy.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

The minimum term of a Giftrust established on or after August 1, 2002, is 18 years and the maximum term is 65 years. By the terms of the trust, a gift is irrevocable and will be held in the trust until its term expires.

▶
Effective January 1, 2005, a change in Missouri law makes it possible to terminate a Giftrust early under certain circumstances with the consent of the grantor and all beneficiaries. More information about how this change may affect the rights of Giftrust beneficiaries is available at americancentury.com.

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock markets.

The fund may invest in medium-sized and smaller companies, which may be more volatile and subject to greater short-term risk. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. In addition, smaller companies may have less publicly available information.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.

Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The fund’s performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund’s performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on the fund’s performance as its assets grow.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008
Giftrust	1.00%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

David M. Hollond

Mr. Hollond, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2007. He joined American Century Investments in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in Russian and economics from Grinnell College, a master’s degree in economics from the University of Wisconsin, a master’s degree in international studies from the University of Pennsylvania and an MBA in finance from The Wharton School, University of Pennsylvania.

Michael J. Orndorff

Mr. Orndorff, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2001. He joined American Century Investments in 1994 and became an investment analyst in 1998 and a portfolio manager in 2008. He has a bachelor's degree in business administration from the University of Central Missouri and master’s degree in management from Boston University. He is a CFA charterholder and a certified public accountant.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

How to Invest in the Giftrust Fund

You must conduct business in writing on a Giftrust unless you establish telephone services. Please remember that the person establishing a Giftrust gives up the right to redeem or exchange shares. If you choose to do business in writing only, you must provide written instructions to make additional gifts into the Giftrust. Additional gifts cannot be made into Giftrusts opened on or after August 1, 2002. If you want to add services later, you can complete an Investor Service Options form.

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Automated Information Line: 1-800-345-8765, 24 hours a day, seven days a week

Open a Giftrust: A Giftrust account must be established in writing with a one-time gift of at least $2,500. Call us for a Giftrust kit.

Make additional gifts*: Call if you have authorized us to invest from your bank account. Additional gifts must be at least $50.

BY WIRE

Open a Giftrust: Give your bank the following information:

•	Our bank information:
Commerce Bank N.A.
Routing No. 101000019
ACMF Account No. 2804918
•	Giftrust Fund
•	The Giftrust account number
•	Giftrust beneficiary’s name
•	Dollar amount

Make additional gifts*: Follow the Open a Giftrust wire instructions

*No additional gifts can be made into Giftrusts opened on or after August 1, 2002.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open a Giftrust: Send a signed and completed application and check or money order payable to American Century Investments.

Transfer shares: Send written instructions to exchange your shares from another American Century Investments account into the Giftrust.

Make additional gifts*: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include the name, address and account number to be credited on your check or money order.

AUTOMATICALLY

Open a Giftrust: Not available.

Make additional gifts*: Select “Establish Automatic Investments” on your application to make automatic gifts on a regular basis. You must invest at least $600 per year per Giftrust.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open a Giftrust and make additional investments.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday - Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday - Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday - Friday

*No additional gifts can be made into Giftrusts opened on or after August 1, 2002.

How to Manage a Matured Giftrust

The beneficiary will be notified before the Giftrust matures. On the maturity date, the Giftrust shares will be transferred to a Giftrust account established in the sole name and Social Security number of the beneficiary. The beneficiary can choose to do business either in writing only or by telephone.

In-Writing-Only service is established at the time the Giftrust matures. The beneficiary will need to provide written instructions in order to invest, exchange and redeem. The beneficiary must sign transaction instructions (with signature guaranteed for redemptions in excess of $100,000). If the beneficiary wants to add services later, he or she can complete a Full Services Option form. Shareholders who maintain In-Writing-Only service are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section.

ONLINE

americancentury.com

Exchange matured shares: Exchange shares into another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell matured shares: Not available.

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Automated Information Line: 1-800-345-8765

Exchange matured shares: Call or use our Automated Information Line if we have been authorized to accept telephone instructions.

Make Additional Investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account.

Sell matured shares: Call a Service Representative.

BY WIRE

If the beneficiary requests redemptions by wire, $10 will be deducted from the amount wired. The beneficiary’s bank also may charge a fee.

Exchange matured shares: Not available.

Make additional investments: Follow the wire instructions provided in the How to Invest in the Giftrust Fund—By Wire—Open a Giftrust section.

Sell matured shares: A beneficiary can receive redemption proceeds by wire or electronic transfer. (This service is not available if the beneficiary has chosen to do business in writing only.)

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 - Fax : 816-340-7962

Exchange matured shares: Send written instructions to exchange shares from the Giftrust to another American Century Investments fund.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell matured shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Exchange matured shares: Send written instructions to set up an automatic exchange of your shares from the Giftrust to another American Century Investments account.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell matured shares: The beneficiary may sell shares automatically by establishing a systematic redemption plan.

IN PERSON

If the beneficiary prefers to handle transactions in person, he or she can visit one of our Investor Centers and a representative can help.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday - Friday 8 a.m. to noon, Saturday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday - Friday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday - Friday

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will redeem shares automatically in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Redemptions

Giftrust shares ordinarily may not be redeemed until the Giftrust matures. However, effective January 1, 2005, a change in Missouri law makes it possible to terminate a Giftrust early under certain circumstances with the consent of the grantor and all beneficiaries. This requires a completed Giftrust Options Form, which is available online at americancentury.com or by calling a Service Representative at 1-800-345-2021. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment in a matured Giftrust, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, the beneficiary redeems matured Giftrust shares worth more than $250,000 (or 1% of the value of the fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, the beneficiary may have to pay brokerage or other transaction costs to convert the securities to cash.

If the redemption exceeds this limit and the beneficiary would like to avoid being paid in securities, he or she should provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If the matured Giftrust balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to the beneficiary’s address of record. Prior to doing so, we will notify the beneficiary and allow 60 days to meet the minimum. Please note that the beneficiary may incur tax liability as a result of the redemption.

Signature Guarantees

A signature guarantee—which is different from a notarized signature—is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions:

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account
•	You are transferring ownership of an account over $100,000
•	You change your address and request a redemption over $100,000 within 15 days
•	You change your bank information and request a redemption within 15 days

We reserve the right to require a signature guarantee for other transactions at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of the fund.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the funds’ Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-800-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. A fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Taxes

The following is only a summary of the tax law effects of establishing a Giftrust. The tax laws applicable to trusts in general are quite complex. You should consider consulting your tax advisor or attorney before opening a Giftrust. Distributions by the fund will impact the amount of taxes paid by a Giftrust. Distributions may consist of dividend and interest income the fund receives on its investments or capital gains it generates as a result of the sale of its securities.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case distributions of income are taxed as long-term capital gains.  Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distribution of capital gains is determined by how long the fund held the underlying security that was sold, not by how long a Giftrust has been in existence. No federal income tax is due from a Giftrust unless its income exceeds approximately $100 in a year. Distributions also may be subject to state and local taxes. The trustee files all state and federal tax returns and pays the taxes by redeeming the appropriate number of shares from the trust. A $10 fee is charged to a Giftrust for each year a tax return is filed. This fee also is paid by redeeming shares from the Giftrust.

Taxes on Transactions

Redemptions by beneficiaries once a Giftrust has matured or been terminated early— including exchanges to other American Century Investments funds — are subject to capital gains tax. Based on current tax law, which is subject to change, gains or losses would be treated as either short-term or long-term capital gains or losses.

Gift Taxes

Establishing a Giftrust (and making future contributions) is considered a gift of a future interest under the federal tax code. That means the gift does not qualify for the annual gift tax exclusion of $12,000 (indexed for inflation). If you establish a Giftrust, you must file a United States Gift Tax Return (Form 709). For Giftrusts established before August 1, 2002, if the grantor makes additional gifts in subsequent years, a Gift Tax Return must be filed for each year’s gift(s). No gift tax is payable until your cumulative lifetime gifts exceed the exemption equivalent of $1 million. Each gift reduces the exemption equivalent that would otherwise be available in the future.

Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Giftrust Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$31.53	$20.13	$17.28	$13.81	$14.04
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.13)	(0.14)	(0.05)	(0.08)	(0.01)
Net Realized and Unrealized Gain (Loss)	(12.32)	11.54	2.90	3.55	(0.22)
Total From Investment Operations	(12.45)	11.40	2.85	3.47	(0.23)
Net Asset Value, End of Period	$19.08	$31.53	$20.13	$17.28	$13.81

Total Return(2)	(39.49)%	56.63%	16.49%	25.13%	(1.64)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	0.49%(3)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.48)%	(0.57)%	(0.22)%	(0.46)%	(0.09)%(3)
Portfolio Turnover Rate	171%	147%	229%	223%	260%
Net Assets, End of Period (in millions)	$804	$1,421	$985	$927	$865

[1]	Computed using average shares outstanding throughout the period.

[2]	Total return assumes reinvestment of net investment income and capital gains distributions, if any.

[3]
During a portion of the year ended October 31, 2004, the investment advisor voluntarily agreed to waive its management fee. The waiver was in effect from February 1, 2004 through July 31, 2004. Had fees not been waived the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.00% and (0.60)%, respectively.

Notes

Notes

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Giftrust	025	TWGTX	Gift

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63925   0903

March 1, 2009

American Century Investments Prospectus

Select Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	6
Objectives, Strategies and Risks	8
Management	10
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	15
Additional Policies Affecting Your Investment	21
Share Price and Distributions	25
Taxes	27
Multiple Class Information	29
Financial Highlights	31

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers for the fund use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

The fund’s principal risks include

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 8.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund’s historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the chart below. If they had been included, returns would be lower than those shown. The returns of the fund’s other classes of shares will differ from those shown in the chart, depending on the expenses of those classes.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Select	15.92% (2Q 2003)	-21.82% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes. Returns assume the deduction of all sales loads, charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The Russell 1000® Growth Index measures the performance of those Russell 1000 Index Companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-39.67%	-4.83%	-3.69%
Return After Taxes on Distributions	-39.76%	-5.24%	-4.31%
Return After Taxes on Distributions and Sale of Fund Shares	-25.66%	-3.99%	-3.10%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

Institutional Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-39.55%	-4.64%	-3.50%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

A Class(1)
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-43.28%	-6.18%	-4.49%
Russell 1000® Growth Index) (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

[1]	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this change.

B Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-44.30%	-6.04%	-1.18%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	1.89%

[1]	The inception date for the B Class is January 31, 2003. Only classes with performance history for less than 10 years show returns for life of class.

C Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-40.27%	-5.78%	-0.98%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	1.89%

[1]	The inception date for the C Class is January 31, 2003. Only classes with performance history for less than 10 years show returns for life of class.

R Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-39.96%	-9.51%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-7.48%

[1]	The inception date for the R Class is July 29, 2005. Only classes with performance history for less than 10 years show returns for life of class.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares and the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	5.00%(2)	1.00%(3)	None
Maximum Account Maintenance Fee	$25(4)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(5)	Distribution and Service (12b-1) Fees(6)	Other Expenses(7)	Total Annual Fund Operating Expenses
Investor Class	1.00%	None	0.00%	1.00%
Institutional Class	0.80%	None	0.00%	0.80%
A Class	1.00%	0.25%	0.00%	1.25%
B Class	1.00%	1.00%	0.00%	2.00%
C Class	1.00%	1.00%	0.00%	2.00%
R Class	1.00%	0.50%	0.00%	1.50%

[1]	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]	The charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 18, and is eliminated after six years.

[3]	The charge is 1.00% during the first year after purchase, and is eliminated thereafter.

[4]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[5]
The fund pays the advisor a single unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[6]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 29.

[7]
Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

Example

The examples in the tables below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$102	$319	$553	$1,225
Institutional Class	$82	$256	$445	$990
A Class	$695	$949	$1,223	$1,999
B Class	$603	$928	$1,179	$2,132
C Class	$203	$628	$1,079	$2,324
R Class	$153	$475	$819	$1,789

The table above reflects a deduction for charges payable upon redemption. You would pay the following expenses if you did not redeem your shares and thus did not incur such charges:

	1 year	3 years	5 years	10 years
Investor Class	$102	$319	$553	$1,225
Institutional Class	$82	$256	$445	$990
A Class	$695	$949	$1,223	$1,999
B Class	$203	$628	$1,079	$2,132
C Class	$203	$628	$1,079	$2,324
R Class	$153	$475	$819	$1,789

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using American Century Investments’ extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the fund may invest a portion of its assets in debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent a fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent a fund invests in foreign securities, the overall risk of that fund could be affected.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring a fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of a fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Select	1.00%	0.80%	1.00%	1.00%	1.00%	1.00%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Steve Lurito

Mr. Lurito, Senior Vice President and Chief Investment Officer, U.S. Growth Equity, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2007. From 2006 to 2007, he was the chief investment officer at MUUS Asset Management. From 2004 to 2006, he was the director of small cap research, senior portfolio manager and managing director at Forstmann Leff Associates. He has a bachelor’s degree from the University of Virginia in Charlottesville and an MBA from The Wharton School of Business, University of Pennsylvania.

Keith Lee

Mr. Lee, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2001. He initially joined American Century Investments in 1998 and rejoined in 2001. He became a portfolio manager in 2003. He has a bachelor of science degree in industrial engineering from Columbia University. He is a CFA charterholder.

Michael Li

Dr. Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2003. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006. Before joining American Century Investments, he attended the Wharton School of Business, University of Pennsylvania, where he obtained his MBA. He also has a bachelor of science degree from the University of Science and Technology of China and a Ph.D. from the University of Michigan.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments’ bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s A, C and R Classes are intended for purchase by participants in employer-sponsored retirement plans. Additionally, the fund’s A, B and C Classes are intended for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

The following table provides a summary description of these classes.

A Class	B Class
Initial sales charge(1)	No initial sales charge
Generally no contingent deferred sales charge(2)	Contingent deferred sales charge on redemptions within six years
12b-1 fee of 0.25%	12b-1 fee of 1.00%
No conversion feature	Convert to A Class shares eight years after purchase
Generally more appropriate for long-term investors	Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $50,000; generally offered through financial intermediaries(3)

C Class	R Class
No initial sales charge	No initial sales charge
Contingent deferred sales charge on redemptions within 12 months	No contingent deferred sales charge
12b-1 fee of 1.00%	12b-1 fee of 0.50%
No conversion feature	No conversion feature
Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $1,000,000; generally more appropriate for short-term investors	Generally offered through employer- sponsored retirement plans(4)

[1]	The sales charge for A Class shares decreases depending on the size of your investment, and may be waived for some purchases. There is no sales charge for purchases of $1,000,000 or more.

[2]	A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within one year of purchase.

[3]	Investors in SEP IRAs, SIMPLE IRAs and SARSEPs established prior to August 1, 2006, may make additional purchases. This class is not available for new employer-sponsored retirement plan accounts.

[4]
IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. The R Class is only available for certain employer-sponsored retirement plans after August 1, 2006. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided, however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A, B or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Amount paid to Financial Advisor as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%(1)
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%(1)
$10,000,000 or more	0.00%	0.00%	0.25%(1)

[1]
For purchases over $1,000,000 by employer-sponsored retirement plans, no upfront amount will be paid to financial professionals. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a 1.00% deferred sales charge, subject to the exceptions listed below. No sales charge applies to reinvested dividends.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares will be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Employer-sponsored retirement plan purchases. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs, except that investors in such plans established prior to March 1, 2009, that previously received sales charge waivers may make additional purchases without the initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•	Shares purchased in accounts that held Advisor Class shares of this fund prior to September 4, 2007
•	Certain other investors as deemed appropriate by American Century Investments

B Class

B Class shares are sold at their net asset value without an initial sales charge. For sales of B Class shares, the amount paid to your financial professional is 4.00% of the amount invested. If you redeem your shares within six years of purchase date, you will pay a contingent deferred sales charge (CDSC) as set forth below. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

Redemption During	CDSC as a % of Original Purchase Price
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

B Class shares (which carry a 1.00% 12b-1 fee) will automatically convert to A Class shares (which carry a 0.25% 12b-1 fee) within 31 days after the eight-year anniversary of the purchase date.

American Century Investments generally limits purchases of B Class shares to investors whose aggregate investments in American Century Investments funds are less than $50,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

C Class

C Class shares are sold at their net asset value without an initial sales charge. For sales of C Class shares, the amount paid to your financial professional is 1.00% of the amount invested. If you redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually:
¡ 12% of the lesser of the original purchase cost or current market value for A Class shares
¡ 12% of the original purchase cost for B Class shares
¡ 12% of the lesser of the original purchase cost or current market value for C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70½
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no broker was compensated for the sale

Reinstatement Privilege

Within 90 days of a redemption of any A or B Class shares, you may reinvest all of the redemption proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You or your financial professional must notify the fund’s transfer agent in writing at the time of the reinvestment to take advantage of this privilege, and you may use it only once per account. This privilege applies only if the new account is owned by the original account owner.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Buying and Selling Shares

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase through financial intermediaries in the following types of accounts:

•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund’s Investor Class shares also are available for purchase directly from American Century Investments by:

•
shareholders who held any account directly with American Century Investments as of September 28, 2007, and have continuously maintained such account (this includes anyone listed in the registration of an account, such as joint owners, trustees or custodians, and the immediate family members of such persons)

•	current or retired employees of American Century Investments and their immediate family members, and directors of the fund

Investors may be required to demonstrate eligibility to purchase Investor Class shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

If you sell B, C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check, or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

• within seven days of the purchase, or
• within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. The fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains. Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of the A Class of the same fund after eight years.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for B and C Classes, and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Select Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$45.58	$36.22	$37.04	$34.80	$33.77
Income From Investment Operations
Net Investment Income (Loss)(1)	0.07	0.04	0.21	0.15	—(2)
Net Realized and Unrealized Gain (Loss)	(16.10)	10.06	(0.77)	2.17	1.03
Total From Investment Operations	(16.03)	10.10	(0.56)	2.32	1.03
Distributions
From Net Investment Income	—	(0.16)	(0.26)	(0.08)	—
From Net Realized Gains	(3.30)	(0.58)	—	—	—
Total Distributions	(3.30)	(0.74)	(0.26)	(0.08)	—
Net Asset Value, End of Period	$26.25	$45.58	$36.22	$37.04	$34.80

Total Return(3)	(37.71)%	28.37%	(1.55)%	6.67%	3.05%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.19%	0.11%	0.57%	0.42%	(0.01)%
Portfolio Turnover Rate	64%	79%	206%	55%	48%
Net Assets, End of Period (in millions)	$1,449	$2,550	$2,576	$3,329	$3,565

[1]	Computed using average shares outstanding throughout the period.

[2]	Per-share amount was less than $0.005.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Select Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$45.98	$36.53	$37.35	$35.09	$33.99
Income From Investment Operations
Net Investment Income (Loss)(1)	0.15	0.12	0.30	0.24	0.07
Net Realized and Unrealized Gain (Loss)	(16.27)	10.15	(0.78)	2.18	1.03
Total From Investment Operations	(16.12)	10.27	(0.48)	2.42	1.10
Distributions
From Net Investment Income	—	(0.24)	(0.34)	(0.16)	—
From Net Realized Gains	(3.30)	(0.58)	—	—	—
Total Distributions	(3.30)	(0.82)	(0.34)	(0.16)	—
Net Asset Value, End of Period	$26.56	$45.98	$36.53	$37.35	$35.09

Total Return(2)	(37.60)%	28.63%	(1.35)%	6.87%	3.24%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.39%	0.31%	0.77%	0.62%	0.19%
Portfolio Turnover Rate	64%	79%	206%	55%	48%
Net Assets, End of Period (in thousands)	$94,419	$168,441	$148,717	$198,212	$234,815

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Select Fund

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$45.05	$35.80	$36.63	$34.43	$33.49
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)	(0.09)	0.12	0.04	(0.09)
Net Realized and Unrealized Gain (Loss)	(15.88)	9.99	(0.76)	2.16	1.03
Total From Investment Operations	(15.90)	9.90	(0.64)	2.20	0.94
Distributions
From Net Investment Income	—	(0.07)	(0.19)	—	—
From Net Realized Gains	(3.30)	(0.58)	—	—	—
Total Distributions	(3.30)	(0.65)	(0.19)	—	—
Net Asset Value, End of Period	$25.85	$45.05	$35.80	$36.63	$34.43

Total Return(3)	(37.88)%	28.07%	(1.79)%	6.39%	2.81%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06)%	(0.14)%	0.32%	0.17%	(0.26)%
Portfolio Turnover Rate	64%	79%	206%	55%	48%
Net Assets, End of Period (in thousands)	$19,450	$42,770	$21,455	$27,741	$22,626

[1]	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Select Fund

B Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$44.03	$35.21	$36.12	$34.21	$33.53
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.29)	(0.34)	(0.12)	(0.22)	(0.35)
Net Realized and Unrealized Gain (Loss)	(15.41)	9.74	(0.79)	2.13	1.03
Total From Investment Operations	(15.70)	9.40	(0.91)	1.91	0.68
Distributions
From Net Realized Gains	(3.30)	(0.58)	—	—	—
Net Asset Value, End of Period	$25.03	$44.03	$35.21	$36.12	$34.21

Total Return(2)	(38.36)%	27.07%	(2.52)%	5.58%	2.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.81)%	(0.89)%	(0.43)%	(0.58)%	(1.01)%
Portfolio Turnover Rate	64%	79%	206%	55%	48%
Net Assets, End of Period (in thousands)	$2,605	$5,567	$5,880	$2,501	$2,273

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Select Fund

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$44.07	$35.24	$36.15	$34.23	$33.56
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.29)	(0.34)	(0.16)	(0.22)	(0.36)
Net Realized and Unrealized Gain (Loss)	(15.43)	9.75	(0.75)	2.14	1.03
Total From Investment Operations	(15.72)	9.41	(0.91)	1.92	0.67
Distributions
From Net Realized Gains	(3.30)	(0.58)	—	—	—
Net Asset Value, End of Period	$25.05	$44.07	$35.24	$36.15	$34.23

Total Return(2)	(38.34)%	27.07%	(2.52)%	5.58%	2.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.81)%	(0.89)%	(0.43)%	(0.58)%	(1.01)%
Portfolio Turnover Rate	64%	79%	206%	55%	48%
Net Assets, End of Period (in thousands)	$394	$1,001	$1,540	$3,511	$3,733

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Select Fund

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$45.33	$36.05	$37.00	$38.34
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.11)	(0.15)	0.03	(0.05)
Net Realized and Unrealized Gain (Loss)	(15.96)	10.01	(0.77)	(1.29)
Total From Investment Operations	(16.07)	9.86	(0.74)	(1.34)
Distributions
From Net Investment Income	—	—	(0.21)	—
From Net Realized Gains	(3.30)	(0.58)	—	—
Total Distributions	(3.30)	(0.58)	(0.21)	—
Net Asset Value, End of Period	$25.96	$45.33	$36.05	$37.00

Total Return(3)	(38.03)%	27.72%	(2.04)%	(3.50)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31)%	(0.39)%	0.07%	(0.50)%(4)
Portfolio Turnover Rate	64%	79%	206%	55%(5)
Net Assets, End of Period (in thousands)	$32	$32	$24	$24

[1]	July 29, 2005 (commencement of sale) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Select Fund
Investor Class	021	TWCIX	Select
Institutional Class	321	TWSIX	Select
A Class	721	TWCAX	Select
B Class	302	ABSLX	Select
C Class	412	ACSLX	Select
R Class	123	ASERX	Select

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63930  0903

March 1, 2009

American Century Investments Prospectus

Capital Growth Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	6
Objectives, Strategies and Risks	8
Management	10
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	15
Additional Policies Affecting Your Investment	21
Share Price and Distributions	25
Taxes	27
Multiple Class Information	29
Financial Highlights	31

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers look for stocks of companies they believe will increase in value over time. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The fund’s portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement.

The fund’s principal risks include

•	Growth Stocks — Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•	Foreign Securities — The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•
High Turnover — The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 8.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s A Class shares for each full calendar year in the life of the class. It indicates the volatility of the fund’s historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the chart below. If they had been included, returns would have been lower than those shown. The returns of the fund’s other classes of shares will differ from those shown in the chart, depending on the expenses of those classes.

A Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Capital Growth	7.66% (3Q 2007)	-22.74% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s A Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes. Returns assume the deduction of all sales loads, charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for A Class shares. After-tax returns for other share classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

A Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-41.29%	-3.85%
Return After Taxes on Distributions	-41.31%	-4.19%
Return After Taxes on Distributions and Sale of Fund Shares	-26.82%	-3.19%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-4.06%

[1]	The inception date for the A Class is February 27, 2004.

B Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-42.18%	-3.87%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-4.06%

[1]	The inception date for the B Class is February 27, 2004.

C Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-38.18%	-3.39%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-4.06%

[1]	The inception date for the C Class is February 27, 2004.

R Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-37.93%	-6.14%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-7.48%

[1]	The inception date for the R Class is July 29, 2005.

Investor Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-37.61%	-5.66%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-7.48%

[1]	The inception date for the Investor Class is July 29, 2005.

Institutional Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-37.52%	-5.48%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-7.48%

[1]	The inception date for the Institutional Class is July 29, 2005.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares or the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	5.00%(2)	1.00%(3)	None
Maximum Account Maintenance Fee	$25(4)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(5)	Distribution and Service (12b-1) Fees(6)	Other Expenses(7)	Total Annual Fund Operating Expenses
Investor Class	1.00%	None	0.01%	1.01%
Institutional Class	0.80%	None	0.01%	0.81%
A Class	1.00%	0.25%	0.01%	1.26%
B Class	1.00%	1.00%	0.01%	2.01%
C Class	1.00%	1.00%	0.01%	2.01%
R Class	1.00%	0.50%	0.01%	1.51%

[1]	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]	The charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 18, and is eliminated after six years.

[3]	The charge is 1.00% during the first year after purchase, and is eliminated thereafter.

[4]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[5]
The fund pays the advisor a single unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[6]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 29.

[7]	Other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

Example

The examples in the tables below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$103	$322	$559	$1,236
Institutional Class	$83	$259	$450	$1,002
A Class	$696	$952	$1,228	$2,010
B Class	$604	$932	$1,184	$2,142
C Class	$204	$632	$1,084	$2,334
R Class	$154	$478	$824	$1,800

The table above reflects a deduction for charges payable upon redemption. You would pay the following expenses if you did not redeem your shares and thus did not incur such charges:

	1 year	3 years	5 years	10 years
Investor Class	$103	$322	$559	$1,236
Institutional Class	$83	$259	$450	$1,002
A Class	$696	$952	$1,228	$2,010
B Class	$204	$632	$1,084	$2,142
C Class	$204	$632	$1,084	$2,334
R Class	$154	$478	$824	$1,800

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the fund may invest a portion of its assets in debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.

The fund’s portfolio turnover rate also may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring a fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Capital Growth	1.00%	0.80%	1.00%	1.00%	1.00%	1.00%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Gregory J. Woodhams

Mr. Woodhams, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since its inception. He joined American Century Investments in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.

E. A. Prescott LeGard

Mr. LeGard, Vice President and Portfolio Manager, has been a member of the team that manages the fund since its inception. He joined American Century Investments in 1999 and became a portfolio manager in 2000. He has a bachelor’s degree in economics from DePauw University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments’ bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic retirement plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s A, C and R Classes are intended for purchase by participants in employer-sponsored retirement plans. Additionally, the fund’s A, B and C Classes are intended for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

The following table provides a summary description of these classes.

A Class	B Class
Initial sales charge(1)	No initial sales charge
Generally no contingent deferred sales charge(2)	Contingent deferred sales charge on redemptions within six years
12b-1 fee of 0.25%	12b-1 fee of 1.00%
No conversion feature	Convert to A Class shares eight years after purchase
Generally more appropriate for long-term investors	Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $50,000; generally offered through financial intermediaries(3)

C Class	R Class
No initial sales charge	No initial sales charge
Contingent deferred sales charge on redemptions within 12 months	No contingent deferred sales charge
12b-1 fee of 1.00%	12b-1 fee of 0.50%
No conversion feature	No conversion feature
Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $1,000,000; generally more appropriate for short-term investors	Generally offered through employer- sponsored retirement plans(4)

[1]	The sales charge for A Class shares decreases depending on the size of your investment, and may be waived for some purchases. There is no sales charge for purchases of $1,000,000 or more.

[2]	A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within one year of purchase.

[3]	Investors in SEP IRAs, SIMPLE IRAs and SARSEPs established prior to August 1, 2006, may make additional purchases. This class is not available for new employer-sponsored retirement plan accounts.

[4]
IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. The R Class is only available for certain employer-sponsored retirement plans after August 1, 2006. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided, however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A, B or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Amount paid to Financial Advisor as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%(1)
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%(1)
$10,000,000 or more	0.00%	0.00%	0.25%(1)

[1]
For purchases over $1,000,000 by employer-sponsored retirement plans, no upfront amount will be paid to financial professionals. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a 1.00% deferred sales charge, subject to the exceptions listed below. No sales charge applies to reinvested dividends.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares will be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Employer-sponsored retirement plan purchases. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs, except that investors in such plans established prior to March 1, 2009, that previously received sales charge waivers may make additional purchases without the initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•	Certain other investors as deemed appropriate by American Century Investments

B Class

B Class shares are sold at their net asset value without an initial sales charge. For sales of B Class shares, the amount paid to your financial professional is 4.00% of the amount invested. If you redeem your shares within six years of purchase date, you will pay a contingent deferred sales charge (CDSC) as set forth below. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

Redemption During	CDSC as a % of Original Purchase Price
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

B Class shares (which carry a 1.00% 12b-1 fee) will automatically convert to A Class shares (which carry a 0.25% 12b-1 fee) within 31 days after the eight-year anniversary of the purchase date.

American Century Investments generally limits purchases of B Class shares to investors whose aggregate investments in American Century Investments funds are less than $50,000.  However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21).  Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

C Class

C Class shares are sold at their net asset value without an initial sales charge. For sales of C Class shares, the amount paid to your financial professional is 1.00% of the amount invested. If you redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21).  Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually:
¡ 12% of the lesser of the original purchase cost or current market value for A Class shares
¡ 12% of the original purchase cost for B Class shares
¡ 12% of the lesser of the original purchase cost or current market value for C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59 1⁄2 for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70 1⁄2
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no broker was compensated for the sale

Reinstatement Privilege

Within 90 days of a redemption of any A or B Class shares, you may reinvest all of the redemption proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You or your financial professional must notify the fund’s transfer agent in writing at the time of the reinvestment to take advantage of this privilege, and you may use it only once per account.  This privilege applies only if the new account is owned by the original account owner.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Buying and Selling Shares

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase through financial intermediaries in the following types of accounts:

•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund’s Investor Class shares also are available for purchase directly from American Century Investments by:

•
shareholders who held any account directly with American Century Investments as of September 28, 2007, and have continuously maintained such account (this includes anyone listed in the registration of an account, such as joint owners, trustees or custodians, and the immediate family members of such persons)

•	current or retired employees of American Century Investments and their immediate family members, and directors of the fund

Investors may be required to demonstrate eligibility to purchase Investor Class shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

If you sell B, C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period.  You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check, or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. The fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains. Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes.  As a result, the advisor is able to charge this class a lower unified management fee.  Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of the A Class of the same fund after eight years.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for B and C Classes, and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Capital Growth Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.21	$11.81	$10.60	$10.80
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02	—(3)	—(3)	—(3)
Net Realized and Unrealized Gain (Loss)	(4.48)	2.54	1.21	(0.20)
Total From Investment Operations	(4.46)	2.54	1.21	(0.20)
Distributions
From Net Realized Gains	(1.05)	(0.14)	—	—
Net Asset Value, End of Period	$8.70	$14.21	$11.81	$10.60

Total Return(4)	(33.67)%	21.77%	11.42%	(1.85)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01%	1.01%	1.00%	1.00%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15%	0.15%	0.05%	(0.12)%(5)
Portfolio Turnover Rate	129%	160%	140%	110%(6)
Net Assets, End of Period (in thousands)	$2,252	$1,139	$86	$25

[1]	July 29, 2005 (commencement of sale) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]	Per-share amount was less than $0.005.

[4]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[5]	Annualized.

[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

Capital Growth Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.28	$11.84	$10.61	$10.80
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04	0.04	0.03	—(3)
Net Realized and Unrealized Gain (Loss)	(4.51)	2.54	1.20	(0.19)
Total From Investment Operations	(4.47)	2.58	1.23	(0.19)
Distributions
From Net Realized Gains	(1.05)	(0.14)	—	—
Net Asset Value, End of Period	$8.76	$14.28	$11.84	$10.61

Total Return(4)	(33.57)%	22.06%	11.59%	(1.76)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81%	0.81%	0.80%	0.80%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%	0.35%	0.25%	0.08%(5)
Portfolio Turnover Rate	129%	160%	140%	110%(6)
Net Assets, End of Period (in thousands)	$128	$33	$27	$25

[1]	July 29, 2005 (commencement of sale) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]	Per-share amount was less than $0.005.

[4]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[5]	Annualized.

[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

Capital Growth Fund

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005	2004(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.13	$11.78	$10.59	$9.89	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)	(0.01)	(0.02)	—(3)	(0.03)
Net Realized and Unrealized Gain (Loss)	(4.45)	2.50	1.21	0.70	(0.08)
Total From Investment Operations	(4.46)	2.49	1.19	0.70	(0.11)
Distributions
From Net Realized Gains	(1.05)	(0.14)	—	—	—
Net Asset Value, End of Period	$8.62	$14.13	$11.78	$10.59	$9.89

Total Return(4)	(33.88)%	21.40%	11.24%	7.08%	(1.10)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.26%	1.26%	1.25%	1.27%	1.25%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10)%	(0.10)%	(0.20)%	(0.03)%	(0.43)%(5)
Portfolio Turnover Rate	129%	160%	140%	110%	87%
Net Assets, End of Period (in thousands)	$7,679	$3,171	$2,155	$1,216	$692

[1]	February 27, 2004 (fund inception) through October 31, 2004.

[2]	Computed using average shares outstanding throughout the period.

[3]	Per-share amount was less than $0.005.

[4]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[5]	Annualized.

Capital Growth Fund

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005	2004(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.74	$11.54	$10.46	$9.84	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.09)	(0.10)	(0.10)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss)	(4.30)	2.44	1.18	0.70	(0.08)
Total From Investment Operations	(4.39)	2.34	1.08	0.62	(0.16)
Distributions
From Net Realized Gains	(1.05)	(0.14)	—	—	—
Net Asset Value, End of Period	$8.30	$13.74	$11.54	$10.46	$9.84

Total Return(3)	(34.36)%	20.54%	10.33%	6.30%	(1.60)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.01%	2.00%	2.02%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.85)%	(0.85)%	(0.95)%	(0.78)%	(1.17)%(4)
Portfolio Turnover Rate	129%	160%	140%	110%	87%
Net Assets, End of Period (in thousands)	$760	$865	$960	$772	$450

[1]	February 27, 2004 (fund inception) through October 31, 2004.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

Capital Growth Fund

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005	2004(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.74	$11.54	$10.46	$9.84	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.09)	(0.10)	(0.10)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss)	(4.30)	2.44	1.18	0.70	(0.08)
Total From Investment Operations	(4.39)	2.34	1.08	0.62	(0.16)
Distributions
From Net Realized Gains	(1.05)	(0.14)	—	—	—
Net Asset Value, End of Period	$8.30	$13.74	$11.54	$10.46	$9.84

Total Return(3)	(34.36)%	20.54%	10.33%	6.30%	(1.60)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.01%	2.00%	2.02%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.85)%	(0.85)%	(0.95)%	(0.78)%	(1.18)%(4)
Portfolio Turnover Rate	129%	160%	140%	110%	87%
Net Assets, End of Period (in thousands)	$831	$695	$832	$609	$343

[1]	February 27, 2004 (fund inception) through October 31, 2004.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

Capital Growth Fund

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.05	$11.74	$10.59	$10.80
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)	(0.04)	(0.05)	(0.02)
Net Realized and Unrealized Gain (Loss)	(4.41)	2.49	1.20	(0.19)
Total From Investment Operations	(4.45)	2.45	1.15	(0.21)
Distributions
From Net Realized Gains	(1.05)	(0.14)	—	—
Net Asset Value, End of Period	$8.55	$14.05	$11.74	$10.59

Total Return(3)	(34.01)%	21.13%	10.86%	(1.94)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51%	1.51%	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35)%	(0.35)%	(0.45)%	(0.62)%(4)
Portfolio Turnover Rate	129%	160%	140%	110%(5)
Net Assets, End of Period (in thousands)	$84	$36	$27	$25

[1]	July 29, 2005 (commencement of sale) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Capital Growth Fund
Investor Class	132	ACLIX	N/A
Institutional Class	332	APLIX	N/A
A Class	129	ACCGX	N/A
B Class	329	ACGBX	N/A
C Class	429	ACPGX	N/A
R Class	232	APWRX	N/A

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63932   0903

March 1, 2009

American Century Investments Prospectus

Focused Growth Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	6
Objectives, Strategies and Risks	8
Management	10
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	15
Additional Policies Affecting Your Investment	21
Share Price and Distributions	25
Taxes	27
Multiple Class Information	29
Financial Highlights	31

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers look for stocks of companies they believe will increase in value over time. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement.

The fund’s principal risks include

•	Growth Stocks — Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Foreign Securities — The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 8.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each full calendar year in the life of the class. It indicates the volatility of the fund’s historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the chart below. If they had been included, returns would be lower than those shown. The returns of the fund’s other classes of shares will differ from those shown, depending on the expenses of those classes.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Focused Growth	6.19% (2Q 2007)	-21.00% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes. Returns assume the deduction of all sales loads, charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmark is an unmanaged index that has no operating costs and is included in the table for performance comparison. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

Investor Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-36.06%	-4.38%
Return After Taxes on Distributions	-36.13%	-5.44%
Return After Taxes on Distributions and Sale of Fund Shares	-23.35%	-3.96%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-5.38%

[1]	The inception date for the Investor Class is February 28, 2005.

Institutional Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-35.90%	-28.85%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-32.58%

[1]	The inception date for the Institutional Class is September 28, 2007.

A Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-39.83%	-32.41%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-32.58%

[1]	The inception date for the A Class is September 28, 2007.

B Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-40.68%	-33.22%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-32.58%

[1]	The inception date for the B Class is September 28, 2007.

C Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-36.68%	-29.72%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-32.58%

[1]	The inception date for the C Class is September 28, 2007.

R Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-36.40%	-29.37%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-32.58%

[1]	The inception date for the R Class is September 28, 2007.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares and the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	5.00%(2)	1.00%(3)	None
Maximum Account Maintenance Fee	$25(4)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(5)	Distribution and Service (12b-1) Fees(6)	Other Expenses(7)	Total Annual Fund Operating Expenses
Investor Class	1.00%	None	0.00%	1.00%
Institutional Class	0.80%	None	0.00%	0.80%
A Class	1.00%	0.25%	0.00%	1.25%
B Class	1.00%	1.00%	0.00%	2.00%
C Class	1.00%	1.00%	0.00%	2.00%
R Class	1.00%	0.50%	0.00%	1.50%

[1]	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]	The charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 18, and is eliminated after six years.

[3]	The charge is 1.00% during the first year after purchase, and is eliminated thereafter.

[4]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[5]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[6]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 29.

[7]
Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

Example

The examples in the tables below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$102	$319	$553	$1,225
Institutional Class	$82	$256	$445	$990
A Class	$695	$949	$1,223	$1,999
B Class	$603	$928	$1,179	$2,132
C Class	$203	$628	$1,079	$2,324
R Class	$153	$475	$819	$1,789

The table above reflects a deduction for charges payable upon redemption. You would pay the following expenses if you did not redeem your shares and thus did not incur such charges:

	1 year	3 years	5 years	10 years
Investor Class	$102	$319	$553	$1,225
Institutional Class	$82	$256	$445	$990
A Class	$695	$949	$1,223	$1,999
B Class	$203	$628	$1,079	$2,132
C Class	$203	$628	$1,079	$2,324
R Class	$153	$475	$819	$1,789

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the portfolio managers believe it is prudent, the fund may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The fund’s portfolio turnover rate also may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Focused Growth	1.00%	0.80%	1.00%	1.00%	1.00%	1.00%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Gregory J. Woodhams

Mr. Woodhams, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2005. He joined American Century Investments in 1997. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.

Joe Reiland

Joe Reiland, Portfolio Manager, has been a member of the team that manages the fund since its inception. He joined American Century Investments in 2000 as an investment analyst and became a senior investment analyst in 2004 and a portfolio manager in 2005. He has a bachelor’s degree in business administration from Washington University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments' bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s A, C and R Classes are intended for purchase by participants in employer-sponsored retirement plans. Additionally, the fund’s A, B and C Classes are intended for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

The following chart provides a summary description of these classes.

A Class	B Class
Initial sales charge(1)	No initial sales charge
Generally no contingent deferred sales charge(2)	Contingent deferred sales charge on redemptions within six years
12b-1 fee of 0.25%	12b-1 fee of 1.00%
No conversion feature	Convert to A Class shares eight years after purchase
Generally more appropriate for long-term investors	Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $50,000; generally offered through financial intermediaries(3)

C Class	R Class
No initial sales charge	No initial sales charge
Contingent deferred sales charge on redemptions within 12 months	No contingent deferred sales charge
12b-1 fee of 1.00%	12b-1 fee of 0.50%
No conversion feature	No conversion feature
Purchases generally limited to investors whose aggregate investments in American Century are less than $1,000,000; generally more appropriate for short-term investors	Generally offered through employer- sponsored retirement plans(4)

[1]	The sales charge for A Class shares decreases depending on the size of your investment, and may be waived for some purchases. There is no sales charge for purchases of $1,000,000 or more.

[2]	A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within one year of purchase.

[3]	This class is not available for employer-sponsored retirement plan accounts.

[4]
The R Class is only available for certain employer-sponsored retirement plans. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided, however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009 may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A, B or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Amount Paid to Financial Advisor as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%(1)
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%(1)
$10,000,000 or more	0.00%	0.00%	0.25%(1)

[1]
For purchases over $1,000,000 by employer-sponsored retirement plans, no upfront amount will be paid to financial professionals. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a 1.00% deferred sales charge, subject to the exceptions listed below. No sales charge applies to reinvested dividends.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares will be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Employer-sponsored retirement plan purchases. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs, except that investors in such plans established prior to March 1, 2009 that previously received sales charge waivers may make additional purchases without the initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•	Shares purchased in accounts that held Advisor Class shares of this fund prior to September 4, 2007
•	Certain other investors as deemed appropriate by American Century Investments

B Class

B Class shares are sold at their net asset value without an initial sales charge. For sales of B Class shares, the amount paid to your financial professional is 4.00% of the amount invested. If you redeem your shares within six years of purchase date, you will pay a contingent deferred sales charge (CDSC) as set forth below. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

Redemption During	CDSC as a % of Original Purchase Price
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

B Class shares (which carry a 1.00% 12b-1 fee) will automatically convert to A Class shares (which carry a 0.25% 12b-1 fee) within 31 days after the eight-year anniversary of the purchase date.

American Century Investments generally limits purchases of B Class shares to investors whose aggregate investments in American Century Investments funds are less than $50,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

C Class

C Class shares are sold at their net asset value without an initial sales charge. For sales of C Class shares, the amount paid to your financial professional is 1.00% of the amount invested. If you redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually:
¡ 12% of the lesser of the original purchase cost or current market value for A Class shares
¡ 12% of the original purchase cost for B Class shares
¡ 12% of the lesser of the original purchase cost or current market value for C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs
•	distributions from IRAs due to attainment of age 59 1⁄2 for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70 1⁄2
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no broker was compensated for the sale

Reinstatement Privilege

Within 90 days of a redemption of any A or B Class shares, you may reinvest all of the redemption proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You or your financial professional must notify the fund’s transfer agent in writing at the time of the reinvestment to take advantage of this privilege, and you may use it only once per account. This privilege applies only if the new account is owned by the original account owner.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Buying and Selling Shares

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase through financial intermediaries in the following types of accounts:

•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund’s Investor Class shares also are available for purchase directly from American Century Investments by:

•
shareholders who held any account directly with American Century Investments as of September 28, 2007, and have continuously maintained such account (this includes anyone listed in the registration of an account, such as joint owners, trustees or custodians, and the immediate family members of such persons)

•	current or retired employees of American Century Investments and their immediate family members, and directors of the fund

Investors may be required to demonstrate eligibility to purchase Investor Class shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

If you sell B, C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century

Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. A fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains.  Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of the A Class of the same fund after eight years.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for B and C Classes and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments' transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Focused Growth Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$12.92	$11.42	$10.53	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02	0.04	0.01	—(3)
Net Realized and Unrealized Gain (Loss)	(3.74)	1.73	0.95	0.53
Total From Investment Operations	(3.72)	1.77	0.96	0.53
Distributions
From Net Investment Income	(0.01)	(0.04)	—(3)	—
From Net Realized Gains	(1.46)	(0.23)	(0.07)	—
Total Distributions	(1.47)	(0.27)	(0.07)	—
Net Asset Value, End of Period	$7.73	$12.92	$11.42	$10.53

Total Return(4)	(32.19)%	15.78%	9.13%	5.30%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	0.33%	0.07%	0.00%(5)
Portfolio Turnover Rate	130%	275%	313%	95%
Net Assets, End of Period (in thousands)	$8,814	$13,381	$15,837	$12,175

[1]	February 28, 2005 (fund inception) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]	Per-share amount was less than $0.005.

[4]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[5]	Annualized.

Focused Growth Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$12.93	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04	—(3)
Net Realized and Unrealized Gain (Loss)	(3.75)	0.34
Total From Investment Operations	(3.71)	0.34
Distributions
From Net Investment Income	(0.03)	—
From Net Realized Gains	(1.46)	—
Total Distributions	(1.49)	—
Net Asset Value, End of Period	$7.73	$12.93

Total Return(4)	(32.09)%	2.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	(0.40)%(5)
Portfolio Turnover Rate	130%	275%(6)
Net Assets, End of Period (in thousands)	$17	$26

[1]	September 28, 2007 (commencement of sale) through October 31, 2007.

[2]	Computed using average shares outstanding throughout the period.

[3]	Per-share amount was less than $0.005.

[4]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[5]	Annualized.

[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

Focused Growth Fund

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$12.92	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)	(0.01)
Net Realized and Unrealized Gain (Loss)	(3.75)	0.34
Total From Investment Operations	(3.75)	0.33
Distributions
From Net Realized Gains	(1.44)	—
Net Asset Value, End of Period	$7.73	$12.92

Total Return(4)	(32.37)%	2.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%	1.25%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03)%	(0.85)%(5)
Portfolio Turnover Rate	130%	275%(6)
Net Assets, End of Period (in thousands)	$241	$26

[1]	September 28, 2007 (commencement of sale) through October 31, 2007.

[2]	Computed using average shares outstanding throughout the period.

[3]	Per-share amount was less than $0.005.

[4]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[5]	Annualized.

[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

Focused Growth Fund

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$12.91	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss)	(3.75)	0.34
Total From Investment Operations	(3.83)	0.32
Distributions
From Net Realized Gains	(1.35)	—
Net Asset Value, End of Period	$7.73	$12.91

Total Return(3)	(32.87)%	2.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.78)%	(1.60)%(4)
Portfolio Turnover Rate	130%	275%(5)
Net Assets, End of Period (in thousands)	$30	$26

[1]	September 28, 2007 (commencement of sale) through October 31, 2007.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

Focused Growth Fund

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$12.91	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss)	(3.75)	0.34
Total From Investment Operations	(3.83)	0.32
Distributions
From Net Realized Gains	(1.35)	—
Net Asset Value, End of Period	$7.73	$12.91

Total Return(3)	(32.87)%	2.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.78)%	(1.52)%(4)
Portfolio Turnover Rate	130%	275%(5)
Net Assets, End of Period (in thousands)	$73	$76

[1]	September 28, 2007 (commencement of sale) through October 31, 2007.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

Focused Growth Fund

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$12.92	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	(3.76)	0.34
Total From Investment Operations	(3.78)	0.33
Distributions
From Net Realized Gains	(1.41)	—
Net Asset Value, End of Period	$7.73	$12.92

Total Return(3)	(32.56)%	2.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.28)%	(1.10)%(4)
Portfolio Turnover Rate	130%	275%(5)
Net Assets, End of Period (in thousands)	$17	$26

[1]	September 28, 2007 (commencement of sale) through October 31, 2007.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room, Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section, Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker Symbol	Newspaper Listing
Focused Growth
Investor Class	097	AFSIX	FocGrowth
Institutional Class	427	AFGNX	FocGrowth
A Class	127	AFGAX	FocGrowth
B Class	597	AFGBX	FocGrowth
C Class	797	AFGCX	FocGrowth
R Class	897	AFGRX	FocGrowth

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63923   0903

March 1, 2009

American Century Investments Prospectus

Fundamental Equity Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	6
Objectives, Strategies and Risks	8
Management	10
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	15
Additional Policies Affecting Your Investment	21
Share Price and Distributions	25
Taxes	27
Multiple Class Information	29
Financial Highlights	31

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What are the fund’s investment objectives?

The fund seeks long-term capital growth. Income is a secondary objective.

What are the fund’s primary investment strategies
and principal risks?

The fund will generally invest in larger-sized companies using a quantitative model that combines fundamental measures of a stock’s value and growth potential. The portfolio managers attempt to build a portfolio of stocks that provides better returns than, and a dividend yield comparable to, the S&P 500® Index, without taking on significant additional risk.

The fund’s principal risks include

•
Style Risk – If at any time the market is not favoring the fund’s investment process, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

•
Benchmark Correlation – The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	IPO Risk – Although the fund’s performance has historically benefited from investments in initial public offerings (IPOs), future IPO exposure likely will be limited by the fund’s investment process.
•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 8.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s A Class shares for each full calendar year in the life of the class. It indicates the volatility of the fund’s historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the chart below. If they had been included, returns would have been lower than those shown. The returns of the fund’s other classes of shares will differ from those shown in the chart, depending on the expenses of those classes.

A Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Fundamental Equity	9.75% (4Q 2006)	-20.53% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s A Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes. Returns assume the deduction of all sales loads, charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for A Class shares. After tax returns for other share classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The S&P 500® Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.

A Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-39.27%	-0.98%
Return After Taxes on Distributions	-39.39%	-1.56%
Return After Taxes on Distributions and Sale of Fund Shares	-25.37%	-1.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-4.32%

[1]	The inception date for the A Class is November 30, 2004.

B Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-40.04%	-0.80%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-4.32%

[1]	The inception date for the B Class is November 30, 2004.

C Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-36.08%	-0.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-4.32%

[1]	The inception date for the C Class is November 30, 2004.

R Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-35.76%	-2.17%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-6.85%

[1]	The inception date for the R Class is July 29, 2005.

Investor Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-35.41%	-1.65%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-6.85%

[1]	The inception date for the Investor Class is July 29, 2005.

Institutional Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-35.24%	-1.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-6.85%

[1]	The inception date for the Institutional Class is July 29, 2005.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares and the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	5.00%(2)	1.00%(3)	None
Maximum Account Maintenance Fee	$25(4)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(5)	Distribution and Service (12b-1) Fees(6)	Other Expenses(7)	Acquired Fund Fees and Expenses(8)	Total Annual Fund Operating Expenses
Investor Class	1.00%	None	0.01%	0.01%	1.02%
Institutional Class	0.80%	None	0.01%	0.01%	0.82%
A Class	1.00%	0.25%	0.01%	0.01%	1.27%
B Class	1.00%	1.00%	0.01%	0.01%	2.02%
C Class	1.00%	1.00%	0.01%	0.01%	2.02%
R Class	1.00%	0.50%	0.01%	0.01%	1.52%

[1]	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]	The charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 18, and is eliminated after six years.

[3]	The charge is 1.00% during the first year after purchase, and is eliminated thereafter.

[4]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[5]
The fund pays the advisor a single unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[6]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 29.

[7]	Other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, as well as interest.

[8]
The fund indirectly bears its pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not paid from the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds. The Total Annual Fund Operating Expenses shown differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include acquired fund fees and expenses.

Example

The examples in the tables below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$104	$325	$564	$1,248
Institutional Class	$84	$262	$456	$1,014
A Class	$697	$955	$1,233	$2,020
B Class	$606	$935	$1,189	$2,153
C Class	$206	$635	$1,089	$2,345
R Class	$155	$481	$830	$1,811

The table above reflects a deduction for charges payable upon redemption. You would pay the following expenses if you did not redeem your shares and thus did not incur such charges:

	1 year	3 years	5 years	10 years
Investor Class	$104	$325	$564	$1,248
Institutional Class	$84	$262	$456	$1,014
A Class	$697	$955	$1,233	$2,020
B Class	$206	$635	$1,089	$2,153
C Class	$206	$635	$1,089	$2,345
R Class	$155	$481	$830	$1,811

Objectives, Strategies and Risks

What are the fund’s investment objectives?

The fund seeks long-term capital growth. Income is a secondary objective.

How does the fund pursue its investment objectives?

The fund generally will invest in larger-sized companies, although it may invest in companies of any size. The fund’s investment strategy utilizes quantitative management techniques in a three-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a quantitative model that combines fundamental measures of a stock’s value and growth potential. To measure value, the managers may use ratios of stock price-to-earnings and stock price-to-cash flow, among others. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates, as well as other factors. The model also considers price momentum.

In the second step, the managers build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than, and a dividend yield comparable to, its benchmark, the S&P 500® Index, without taking on significant additional risk.

Finally, the portfolio managers validate the output of the quantitative model using additional fundamental analysis.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the fund’s assets invested in equity securities at all times. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. When the managers believe it is prudent, the fund may invest a portion of its assets in debt securities. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

▶	Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts.

When determining whether to sell a security, the portfolio managers consider among other things, a security’s price, whether a security’s risk parameters outweigh its return opportunities, general market conditions and any other factor deemed relevant by the portfolio managers.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash equivalent securities or short-term debt securities. To the extent the fund assumes a temporary defensive position it will not be pursuing its investment objectives.

What are the principal risks of investing in the fund?

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s investment process, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The fund’s performance will be tied to the performance of its benchmark. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.

Although the fund’s performance has historically benefited from investments in IPOs, future IPO exposure likely will be limited by the fund’s investment process.

The fund’s portfolio turnover rate also may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Fundamental Equity	1.00%	0.80%	1.00%	1.00%	1.00%	1.00%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Gregory J. Woodhams

Mr. Woodhams, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.

E. A. Prescott LeGard

Mr. LeGard, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 1999 and became a portfolio manager in 2000. He has a bachelor’s degree in economics from DePauw University. He is a CFA charterholder.

Justin M. Brown

Mr. Brown, Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2006. He has a bachelor’s degree in business administration and finance from Texas Christian University. He is a CFA charterholder.

Joe Reiland

Mr. Reiland, Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2005. He has a bachelor’s degree in business administration from Washington University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments’ bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s A, C and R Classes are intended for purchase by participants in employer-sponsored retirement plans.  Additionally, the fund’s A, B and C Classes are intended for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

The following table provides a summary description of these classes.

A Class	B Class
Initial sales charge(1)	No initial sales charge
Generally no contingent deferred sales charge(2)	Contingent deferred sales charge on redemptions within six years
12b-1 fee of 0.25%	12b-1 fee of 1.00%
No conversion feature	Convert to A Class shares eight years after purchase
Generally more appropriate for long-term investors	Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $50,000; generally offered through financial intermediaries(3)

C Class	R Class
No initial sales charge	No initial sales charge
Contingent deferred sales charge on redemptions within 12 months	No contingent deferred sales charge
12b-1 fee of 1.00%	12b-1 fee of 0.50%
No conversion feature	No conversion feature
Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $1,000,000; generally more appropriate for short-term investors	Generally offered through employer-sponsored retirement plans(4)

[1]	The sales charge for A Class shares decreases depending on the size of your investment, and may be waived for some purchases. There is no sales charge for purchases of $1,000,000 or more.

[2]	A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within one year of purchase.

[3]	Investors in SEP IRAs, SIMPLE IRAs and SARSEPs established prior to August 1, 2006, may make additional purchases. This class is not available for new employer-sponsored retirement plan accounts.

[4]
IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. The R Class is only available for certain employer-sponsored retirement plans after August 1, 2006. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided, however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A, B or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Amount paid to Financial Advisor as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%(1)
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%(1)
$10,000,000 or more	0.00%	0.00%	0.25%(1)

[1]
For purchases over $1,000,000 by employer-sponsored retirement plans, no upfront amount will be paid to financial professionals. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a 1.00% deferred sales charge, subject to the exceptions listed below. No sales charge applies to reinvested dividends.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares will be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Employer-sponsored retirement plan purchases. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs, except that investors in such plans established prior to March 1, 2009, that previously received sales charge waivers may make additional purchases without the initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•	Certain other investors as deemed appropriate by American Century Investments

B Class

B Class shares are sold at their net asset value without an initial sales charge. For sales of B Class shares, the amount paid to your financial professional is 4.00% of the amount invested. If you redeem your shares within six years of purchase date, you will pay a contingent deferred sales charge (CDSC) as set forth below. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

Redemption During	CDSC as a % of Original Purchase Price
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

B Class shares (which carry a 1.00% 12b-1 fee) will automatically convert to A Class shares (which carry a 0.25% 12b-1 fee) within 31 days after the eight-year anniversary of the purchase date.

American Century Investments generally limits purchases of B Class shares to investors whose aggregate investments in American Century Investments funds are less than $50,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

C Class

C Class shares are sold at their net asset value without an initial sales charge. For sales of C Class shares, the amount paid to your financial professional is 1.00% of the amount invested. If you redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually:
■ 12% of the lesser of the original purchase cost or current market value for A Class shares
■ 12% of the original purchase cost for B Class shares
■ 12% of the lesser of the original purchase cost or current market value for C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59 1⁄2 for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70 1⁄2
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no broker was compensated for the sale

Reinstatement Privilege

Within 90 days of a redemption of any A or B Class shares, you may reinvest all of the redemption proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You or your financial professional must notify the fund’s transfer agent in writing at the time of the reinvestment to take advantage of this privilege, and you may use it only once per account. This privilege applies only if the new account is owned by the original account owner.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Buying and Selling Shares

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase through financial intermediaries in the following types of accounts:

•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund’s Investor Class shares also are available for purchase directly from American Century Investments by:

•
shareholders who held any account directly with American Century Investments as of September 28, 2007, and have continuously maintained such account (this includes anyone listed in the registration of an account, such as joint owners, trustees or custodians, and the immediate family members of such persons)

•	current or retired employees of American Century Investments and their immediate family members, and directors of the fund

Investors may be required to demonstrate eligibility to purchase Investor Class shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

If you sell B, C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check, or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of the fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. The fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by the fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains. Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gain	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions—including exchanges to other American Century Investments funds—are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of the A Class of the same fund after eight years.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for B and C Classes, and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Fundamental Equity Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.68	$12.88	$11.04	$10.88
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15	0.14	0.08	0.02
Net Realized and Unrealized Gain (Loss)	(5.42)	2.93	2.12	0.14
Total From Investment Operations	(5.27)	3.07	2.20	0.16
Distributions
From Net Investment Income	(0.12)	(0.08)	—	—
From Net Realized Gains	(0.36)	(0.19)	(0.36)	—
Total Distributions	(0.48)	(0.27)	(0.36)	—
Net Asset Value, End of Period	$9.93	$15.68	$12.88	$11.04

Total Return(3)	(34.56)%	24.18%	20.37%	1.47%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01%	1.00%	1.00%	1.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.15%	0.99%	0.74%	0.59%(4)
Portfolio Turnover Rate	97%	82%	174%	101%(5)
Net Assets, End of Period (in thousands)	$37,535	$53,908	$3,836	$25

[1]	July 29, 2005 (commencement of sale) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 2004 (fund inception) through October 31, 2005.

Fundamental Equity Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.70	$12.90	$11.05	$10.88
Income From Investment Operations
Net Investment Income (Loss)(2)	0.19	0.19	0.12	0.02
Net Realized and Unrealized Gain (Loss)	(5.44)	2.91	2.10	0.15
Total From Investment Operations	(5.25)	3.10	2.22	0.17
Distributions
From Net Investment Income	(0.15)	(0.11)	—	—
From Net Realized Gains	(0.36)	(0.19)	(0.37)	—
Total Distributions	(0.51)	(0.30)	(0.37)	—
Net Asset Value, End of Period	$9.94	$15.70	$12.90	$11.05

Total Return(3)	(34.45)%	24.43%	20.51%	1.56%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81%	0.80%	0.80%	0.80%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.35%	1.19%	0.94%	0.79%(4)
Portfolio Turnover Rate	97%	82%	174%	101%(5)
Net Assets, End of Period (in thousands)	$589	$286	$31	$25

[1]	July 29, 2005 (commencement of sale) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 2004 (fund inception) through October 31, 2005.

Fundamental Equity Fund

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.65	$12.85	$11.03	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.11	0.06	0.02
Net Realized and Unrealized Gain (Loss)	(5.41)	2.92	2.11	1.01
Total From Investment Operations	(5.29)	3.03	2.17	1.03
Distributions
From Net Investment Income	(0.09)	(0.04)	—	—
From Net Realized Gains	(0.36)	(0.19)	(0.35)	—
Total Distributions	(0.45)	(0.23)	(0.35)	—
Net Asset Value, End of Period	$9.91	$15.65	$12.85	$11.03

Total Return(3)	(34.73)%	23.88%	20.12%	10.30%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.26%	1.25%	1.25%	1.28%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.90%	0.74%	0.49%	0.17%(4)
Portfolio Turnover Rate	97%	82%	174%	101%
Net Assets, End of Period (in thousands)	$218,469	$246,322	$37,314	$1,636

[1]	November 30, 2004 (fund inception) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

Fundamental Equity Fund

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.45	$12.74	$10.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02	0.01	(0.02)	(0.06)
Net Realized and Unrealized Gain (Loss)	(5.36)	2.89	2.07	1.02
Total From Investment Operations	(5.34)	2.90	2.05	0.96
Distributions
From Net Realized Gains	(0.33)	(0.19)	(0.27)	—
Net Asset Value, End of Period	$9.78	$15.45	$12.74	$10.96

Total Return(3)	(35.23)%	23.01%	19.04%	9.60%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.00%	2.00%	2.03%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15%	(0.01)%	(0.26)%	(0.58)%(4)
Portfolio Turnover Rate	97%	82%	174%	101%
Net Assets, End of Period (in thousands)	$4,195	$4,889	$1,498	$469

[1]	November 30, 2004 (fund inception) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

Fundamental Equity Fund

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.46	$12.75	$10.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02	—(3)	(0.03)	(0.06)
Net Realized and Unrealized Gain (Loss)	(5.36)	2.90	2.09	1.02
Total From Investment Operations	(5.34)	2.90	2.06	0.96
Distributions
From Net Realized Gains	(0.33)	(0.19)	(0.27)	—
Net Asset Value, End of Period	$9.79	$15.46	$12.75	$10.96

Total Return(4)	(35.20)%	22.99%	19.13%	9.60%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.00%	2.00%	2.03%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15%	(0.01)%	(0.26)%	(0.58)%(5)
Portfolio Turnover Rate	97%	82%	174%	101%
Net Assets, End of Period (in thousands)	$18,919	$24,544	$4,530	$693

[1]	November 30, 2004 (fund inception) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]	Per-share amount was less than $0.005.

[4]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[5]	Annualized.

Fundamental Equity Fund

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.61	$12.81	$11.03	$10.88
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09	0.09	0.04	—(3)
Net Realized and Unrealized Gain (Loss)	(5.41)	2.90	2.08	0.15
Total From Investment Operations	(5.32)	2.99	2.12	0.15
Distributions
From Net Investment Income	(0.05)	—(3)	—	—
From Net Realized Gains	(0.36)	(0.19)	(0.34)	—
Total Distributions	(0.41)	(0.19)	(0.34)	—
Net Asset Value, End of Period	$9.88	$15.61	$12.81	$11.03

Total Return(4)	(34.92)%	23.60%	19.67%	1.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51%	1.50%	1.50%	1.50%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.65%	0.49%	0.24%	0.09%(5)
Portfolio Turnover Rate	97%	82%	174%	101%(6)
Net Assets, End of Period (in thousands)	$364	$438	$30	$25

[1]	July 29, 2005 (commencement of sale) through October 31, 2005.

[2]	Computed using average shares outstanding throughout the period.

[3]	Per-share amount was less than $0.005.

[4]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[5]	Annualized.

[6]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 2004 (fund inception) through October 31, 2005.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Fundamental Equity Fund
Investor Class	118	AFDIX	FundEq
Institutional Class	413	AFEIX	FundEq
A Class	113	AFDAX	FundEq
B Class	313	AFDBX	FundEq
C Class	613	AFDCX	FundEq
R Class	213	AFDRX	FundEq

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63929  0903

March 1, 2009

American Century Investments Prospectus

Heritage Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	6
Objectives, Strategies and Risks	8
Management	10
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	15
Additional Policies Affecting Your Investment	21
Share Price and Distributions	25
Taxes	27
Multiple Class Information	29
Financial Highlights	31

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

The fund’s principal risks include

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•
Mid Cap Stocks – The fund invests in mid-sized and smaller companies which may present greater opportunities for capital growth than larger companies, but may be more volatile and subject to greater risk.

•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	IPO Risk – The fund’s performance may be affected by investments in initial public offerings.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 8.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund’s historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the chart below. If they had been included, returns would be lower than those shown. The returns of the fund’s other classes will differ from those shown in the chart, depending on the expenses of those classes.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Heritage	40.37% (4Q 1999)	-26.63% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes. Returns assume the deduction of all sales loads, charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for the Investor Class shares. After-tax returns for the other share classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-46.17%	3.74%	4.96%
Return After Taxes on Distributions	-46.29%	3.33%	3.82%
Return After Taxes on Distributions and Sale of Fund Shares	-29.92%	3.35%	3.94%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-0.19%

Institutional Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-46.01%	3.96%	5.19%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-0.19%

A Class(1)
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-49.38%	2.28%	4.07%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-0.19%

[1]	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

B Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-50.72%	-39.70%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-38.26%

[1]	The inception date for the B Class is September 28, 2007. Only classes with performance history for less than 10 years show returns for life of class.

C Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-46.71%	2.72%	-0.09%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-1.91%(2)

[1]	The inception date for the C Class is June 26, 2001. Only classes with performance history for less than 10 years show returns for life of class.

[2]	Since June 28, 2001, the date closest to the class’s inception for which data is available.

R Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-46.41%	-35.77%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-38.26%

[1]	The inception date for the R Class is September 28, 2007. Only classes with performance history for less than 10 years show returns for life of class.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares or the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	5.00%(2)	1.00%(3)	None
Maximum Account Maintenance Fee	$25(4)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(5)	Distribution and Service (12b-1) Fees(6)	Other Expenses(7)	Total Annual Fund Operating Expenses
Investor Class	1.00%	None	0.01%	1.01%
Institutional Class	0.80%	None	0.01%	0.81%
A Class	1.00%	0.25%	0.01%	1.26%
B Class	1.00%	1.00%	0.01%	2.01%
C Class	1.00%	1.00%	0.01%	2.01%
R Class	1.00%	0.50%	0.01%	1.51%

[1]	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]	The charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 18, and is eliminated after six years.

[3]	The charge is 1.00% during the first year after purchase, and is eliminated thereafter.

[4]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[5]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. For more information about the unified management fee, see The Investment Advisor under Management.

[6]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 29.

[7]	Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

Example

The examples in the tables below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$103	$322	$559	$1,236
Institutional Class	$83	$259	$450	$1,002
A Class	$696	$952	$1,228	$2,010
B Class	$604	$932	$1,184	$2,142
C Class	$204	$632	$1,084	$2,334
R Class	$154	$478	$824	$1,800

The table above reflects a deduction for charges payable upon redemption. You would pay the following expenses if you did not redeem your shares and thus did not incur such charges:

	1 year	3 years	5 years	10 years
Investor Class	$103	$322	$559	$1,236
Institutional Class	$83	$259	$450	$1,002
A Class	$696	$952	$1,228	$2,010
B Class	$204	$632	$1,084	$2,142
C Class	$204	$632	$1,084	$2,334
R Class	$154	$478	$824	$1,800

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century Investments' extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The fund will usually purchase common stocks of companies that are medium-sized and smaller at the time of purchase, but it can purchase other types of securities as well. When determining the size of a company, the portfolio managers will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information they obtain about the company.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the portfolio managers believe it is prudent, the fund may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of it’s assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The fund generally invests in medium-sized and smaller companies, which may be more volatile and subject to greater short-term risk. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of that fund could be affected.

Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The fund’s performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund’s performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on the fund’s performance as its assets grow.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Heritage	1.00%	0.80%	1.00%	1.00%	1.00%	1.00%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

David M. Hollond

Mr. Hollond, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2007. He joined American Century Investments in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in Russian and economics from Grinnell College, a master’s degree in economics from the University of Wisconsin, a master’s degree in international studies from the University of Pennsylvania and an MBA in finance from The Wharton School, University of Pennsylvania.

Greg Walsh

Mr. Walsh, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2003 as an investment analyst. He became a portfolio manager in 2008. He has a bachelor of art degree in economics and accounting from Claremont McKenna College and an MBA from The Wharton School, University of Pennsylvania.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments' bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s A, C and R Classes are intended for purchase by participants in employer-sponsored retirement plans. Additionally, the fund’s A, B and C Classes are intended for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

The following table provides a summary description of these classes.

A Class	B Class
Initial sales charge(1)	No initial sales charge
Generally no contingent deferred sales charge(2)	Contingent deferred sales charge on redemptions within six years
12b-1 fee of 0.25%	12b-1 fee of 1.00%
No conversion feature	Convert to A Class shares eight years after purchase
Generally more appropriate for long-term investors	Purchases generally limited to investors whose aggregate investments in American Century Investments are less than $50,000; generally offered through financial intermediaries(3)

C Class	R Class
No initial sales charge	No initial sales charge
Contingent deferred sales charge on redemptions within 12 months	No contingent deferred sales charge
12b-1 fee of 1.00%	12b-1 fee of 0.50%
No conversion feature	No conversion feature
Purchases generally limited to investors whose aggregate investments in American Century are less than $1,000,000; generally more appropriate for short-term investors	Generally offered through employer- sponsored retirement plans(4)

[1]	The sales charge for A Class shares decreases depending on the size of your investment, and may be waived for some purchases. There is no sales charge for purchases of $1,000,000 or more.

[2]	A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within one year of purchase.

[3]	This class is not available for employer-sponsored retirement plan accounts.

[4]
The R Class is only available for certain employer-sponsored retirement plans. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, provided however, that investors in such plans with accounts in R Class shares established prior to March 1, 2009 may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A, B or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Amount Paid to Financial Advisor as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%(1)
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%(1)
$10,000,000 or more	0.00%	0.00%	0.25%(1)

[1]
For purchases over $1,000,000 by employer-sponsored retirement plans, no upfront amount will be paid to financial professionals. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a 1.00% deferred sales charge, subject to the exceptions listed below. No sales charge applies to reinvested dividends.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase, of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Employer-sponsored retirement plan purchases. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs, except that investors in such plans established prior to March 1, 2009 that previously received sales charge waivers may make additional purchases without the initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•	Shares purchased in accounts that held Advisor Class shares of this fund prior to September 4, 2007
•	Certain other investors as deemed appropriate by American Century Investments

B Class

B Class shares are sold at their net asset value without an initial sales charge. For sales of B Class shares, the amount paid to your financial professional is 4.00% of the amount invested. If you redeem your shares within six years of purchase date, you will pay a contingent deferred sales charge (CDSC) as set forth below. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

Redemption During	CDSC as a % of Original Purchase Price
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

B Class shares (which carry a 1.00% 12b-1 fee) will automatically convert to A Class shares (which carry a 0.25% 12b-1 fee) within 31 days after the eight-year anniversary of the purchase date.

American Century Investments generally limits purchases of B Class shares to investors whose aggregate investments in American Century Investments funds are less than $50,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

C Class

C Class shares are sold at their net asset value without an initial sales charge. For sales of C Class shares, the amount paid to your financial professional is 1.00% of the amount invested. If you redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually:
¡ 12% of the lesser of the original purchase cost or current market value for A Class shares
¡ 12% of the original purchase cost for B Class shares
¡ 12% of the lesser of the original purchase cost or current market value for C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs
•	distributions from IRAs due to attainment of age 59 1⁄2 for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70 1⁄2
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no broker was compensated for the sale

Reinstatement Privilege

Within 90 days of a redemption of any A or B Class shares, you may reinvest all of the redemption proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You or your financial professional must notify the fund’s transfer agent in writing at the time of the reinvestment to take advantage of this privilege, and you may use it only once per account. This privilege applies only if the new account is owned by the original account owner.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Buying and Selling Shares

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase through financial intermediaries in the following types of accounts:

•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund’s Investor Class shares also are available for purchase directly from American Century Investments by:

•
shareholders who held any account directly with American Century Investments as of September 28, 2007, and have continuously maintained such account (this includes anyone listed in the registration of an account, such as joint owners, trustees or custodians, and the immediate family members of such persons)

•	current or retired employees of American Century Investments and their immediate family members, and directors of the fund

Investors may be required to demonstrate eligibility to purchase Investor Class shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

If you sell B, C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. A fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains. Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of the A Class of the same fund after eight years.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for B and C Classes and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments' transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal period. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Heritage Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$22.83	$15.58	$13.48	$10.76	$10.78
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.09)	(0.10)	(0.03)	(0.06)	(0.05)
Net Realized and Unrealized Gain (Loss)	(8.53)	8.42	2.22	2.78	0.03
Total From Investment Operations	(8.62)	8.32	2.19	2.72	(0.02)
Distributions
From Net Realized Gains	(1.06)	(1.07)	(0.09)	—	—
Net Asset Value, End of Period	$13.15	$22.83	$15.58	$13.48	$10.76

Total Return(2)	(39.54)%	56.41%	16.26%	25.16%	(0.09)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.47)%	(0.56)%	(0.22)%	(0.46)%	(0.44)%
Portfolio Turnover Rate	172%	128%	230%	236%	264%
Net Assets, End of Period (in millions)	$1,262	$2,478	$1,037	$801	$1,148

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Heritage Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$23.21	$15.80	$13.63	$10.87	$10.86
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	(0.07)	—(2)	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	(8.69)	8.55	2.26	2.79	0.04
Total From Investment Operations	(8.74)	8.48	2.26	2.76	0.01
Distributions
From Net Realized Gains	(1.06)	(1.07)	(0.09)	—	—
Net Asset Value, End of Period	$13.41	$23.21	$15.80	$13.63	$10.87

Total Return(3)	(39.41)%	56.66%	16.59%	25.39%	0.09%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	(0.36)%	(0.02)%	(0.26)%	(0.24)%
Portfolio Turnover Rate	172%	128%	230%	236%	264%
Net Assets, End of Period (in thousands)	$86,835	$155,885	$57,039	$43,192	$58,259

[1]	Computed using average shares outstanding throughout the period.

[2]	Per-share amount was less than $0.005.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Heritage Fund

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$22.37	$15.32	$13.29	$10.64	$10.68
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.13)	(0.15)	(0.08)	(0.09)	(0.07)
Net Realized and Unrealized Gain (Loss)	(8.34)	8.27	2.20	2.74	0.03
Total From Investment Operations	(8.47)	8.12	2.12	2.65	(0.04)
Distributions
From Net Realized Gains	(1.06)	(1.07)	(0.09)	—	—
Net Asset Value, End of Period	$12.84	$22.37	$15.32	$13.29	$10.64

Total Return(3)	(39.69)%	56.05%	15.96%	24.91%	(0.37)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.72)%	(0.81)%	(0.47)%	(0.71)%	(0.69)%
Portfolio Turnover Rate	172%	128%	230%	236%	264%
Net Assets, End of Period (in thousands)	$351,962	$291,674	$57,995	$19,953	$15,623

[1]	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Heritage Fund

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$22.82	$21.52
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.26)	(0.03)
Net Realized and Unrealized Gain (Loss)	(8.49)	1.33
Total From Investment Operations	(8.75)	1.30
Distributions
From Net Realized Gains	(1.06)	—
Net Asset Value, End of Period	$13.01	$22.82

Total Return(3)	(40.16)%	6.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.47)%	(1.81)%(4)
Portfolio Turnover Rate	172%	128%(5)
Net Assets, End of Period (in thousands)	$1,770	$83

[1]	September 28, 2007 (commencement of sale) through October 31, 2007.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

Heritage Fund

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$21.35	$14.77	$12.91	$10.41	$10.54
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.26)	(0.29)	(0.18)	(0.17)	(0.15)
Net Realized and Unrealized Gain (Loss)	(7.90)	7.94	2.13	2.67	0.02
Total From Investment Operations	(8.16)	7.65	1.95	2.50	(0.13)
Distributions
From Net Realized Gains	(1.06)	(1.07)	(0.09)	—	—
Net Asset Value, End of Period	$12.13	$21.35	$14.77	$12.91	$10.41

Total Return(2)	(40.16)%	54.88%	15.11%	24.02%	(1.23)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.47)%	(1.56)%	(1.22)%	(1.46)%	(1.44)%
Portfolio Turnover Rate	172%	128%	230%	236%	264%
Net Assets, End of Period (in thousands)	$32,812	$21,692	$2,334	$898	$889

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Heritage Fund

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$22.83	$21.52
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.17)	(0.02)
Net Realized and Unrealized Gain (Loss)	(8.52)	1.33
Total From Investment Operations	(8.69)	1.31
Distributions
From Net Realized Gains	(1.06)	—
Net Asset Value, End of Period	$13.08	$22.83

Total Return(3)	(39.86)%	6.09%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.97)%	(1.22)%(4)
Portfolio Turnover Rate	172%	128%(5)
Net Assets, End of Period (in thousands)	$496	$27

[1]	September 28, 2007 (commencement of sale) through October 31, 2007.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room, Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section, Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Heritage Fund
Investor Class	030	TWHIX	Heritage
Institutional Class	330	ATHIX	Heritage
A Class	730	ATHAX	Heritage
B Class	630	ATHBX	Heritage
C Class	430	AHGCX	Heritage
R Class	230	ATHWX	Heritage

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63922   0903

March 1, 2009

American Century Investments Prospectus

New Opportunities II Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	6
Objectives, Strategies and Risks	8
Management	10
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	15
Additional Policies Affecting Your Investment	20
Share Price and Distributions	25
Taxes	27
Multiple Class Information	29
Financial Highlights	31

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers look for stocks of smaller-sized companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

The fund’s principal risks include

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•	Small Cap Stocks – The smaller companies in which the fund invests may present greater opportunities for capital appreciation than larger companies, but may also present greater risks.
•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•
High Turnover – The fund’s porfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	IPO Risk – The fund’s performance may be affected by investments in initial public offerings.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 8.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each full calendar year in the life of the class. It indicates the volatility of the fund’s historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the chart below. If they had been included, returns would have been lower than those shown. The returns of the fund’s other classes of shares will differ from those shown in the chart, depending on the expenses of those classes.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
New Opportunities II	21.51% (4Q 2003)	-24.74% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes. Returns assume the deduction of all sales loads, charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-42.00%	-0.96%	2.37%
Return After Taxes on Distributions	-42.00%	-1.56%	1.96%
Return After Taxes on Distributions and Sale of Fund Shares	-27.30%	-0.84%	2.02%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.54%	-2.35%	-2.15%

[1]	The inception date for the Investor Class is June 1, 2001.

Institutional Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-41.90%	-25.05%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.54%	-25.78%

[1]	The inception date for the Institutional Class is May 18, 2007.

A Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-45.43%	-2.37%	5.05%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.54%	-2.35%	5.28%

[1]	The inception date for the A Class is January 31, 2003.

B Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-46.59%	-2.17%	5.17%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.54%	-2.35%	5.28%

[1]	The inception date for the B Class is January 31, 2003.

C Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-42.63%	-1.95%	5.36%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.54%	-2.35%	5.28%

[1]	The inception date for the C Class is January 31, 2003.

R Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-42.27%	-36.14%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.54%	-33.40%

[1]	The inception date for the R Class is September 28, 2007.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares or the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	5.00%(2)	1.00%(3)	None
Redemption/ Exchange Fee (as a percentage of amount redeemed or exchanged)	2.00%(4)	2.00%(4)	None	None	None	2.00%(4)
Maximum Account Maintenance Fee	$25(5)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(6)	Distribution and Service (12b-1) Fees(7)	Other Expenses(8)	Total Annual Fund Operating Expenses
Investor Class	1.36%	None	0.01%	1.37%
Institutional Class	1.16%	None	0.01%	1.17%
A Class	1.36%	0.25%	0.01%	1.62%
B Class	1.36%	1.00%	0.01%	2.37%
C Class	1.36%	1.00%	0.01%	2.37%
R Class	1.36%	0.50%	0.01%	1.87%

[1]	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]	The charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 17, and is eliminated after six years.

[3]	The charge is 1.00% during the first year after purchase, and is eliminated thereafter.

[4]	Applies only to shares held for less than 180 days. The fee does not apply to shares purchased through reinvested dividends or capital gains.

[5]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[6]
The fund pays the advisor a single unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[7]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 29.

[8]	Other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, as well as interest, and if applicable, acquired fund fees and expenses.

Example

The examples in the tables below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$140	$435	$751	$1,645
Institutional Class	$119	$372	$644	$1,420
A Class	$731	$1,057	$1,406	$2,385
B Class	$641	$1,041	$1,366	$2,516
C Class	$241	$741	$1,266	$2,702
R Class	$190	$589	$1,012	$2,188

The table above reflects a deduction for charges payable upon redemption. You would pay the following expenses if you did not redeem your shares.

	1 year	3 years	5 years	10 years
Investor Class	$140	$435	$751	$1,645
Institutional Class	$119	$372	$644	$1,420
A Class	$731	$1,057	$1,406	$2,385
B Class	$241	$741	$1,266	$2,516
C Class	$241	$741	$1,266	$2,702
R Class	$190	$589	$1,012	$2,188

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers look for stocks of smaller-sized companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century Investments’ extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the fund may invest a portion of its assets in debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent a fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

When determining whether a company is smaller-sized, the portfolio managers will consider, among other factors, the capitalization of the company and the amount of revenues, as well as other information they obtain about the company. If the companies in which the fund invests are successful, these companies may grow into larger-sized companies. In addition, if the portfolio managers determine that the availability of smaller-sized companies in which to invest is not adequate to meet the fund’s investment needs, the portfolio managers may invest in medium- and large-sized companies.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s characteristics no longer meet the fund’s investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Because the fund generally invests in smaller companies, it may be more volatile, and subject to greater short-term risk, than funds that invest primarily in larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. In addition, smaller companies may have less publicly available information.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.

Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The fund’s turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

The fund’s performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund’s performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on the fund’s performance as its assets grow.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
New Opportunities II	1.36%	1.16%	1.36%	1.36%	1.36%	1.36%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Stafford Southwick

Mr. Southwick, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2001 as an investment analyst. He became a portfolio manager in 2006. He has a bachelor’s degree in accounting from Southern Utah University and an MBA from the University of Texas at Austin. He is a CFA charterholder.

Matthew Ferretti

Mr. Ferretti, Portfolio Manager, rejoined the team that manages the fund in 2006. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006. He has a bachelor of science degree from the University of Notre Dame, a JD from Villanova University and an MBA from the University of Texas. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fund Performance

New Opportunities and New Opportunities II have the same management team, and they will be managed with substantially the same investment objective, policies and strategies.  The two funds also have the same stepped fee schedule, although differences in the funds’ asset levels may cause the funds’ management fees to differ. Notwithstanding these general similarities, New Opportunities and New Opportunities II are separate mutual funds that will have different investment performance. Differences in fees, cash flows into and out of the two funds, the level of assets under management in each portfolio and the specific investments held by each of the two funds will cause performance to differ.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments’ bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s A, C and R Classes are intended for purchase by participants in employer-sponsored retirement plans.  Additionally, the fund’s A, B and C Classes are intended for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

The following table provides a summary description of these classes.

A Class	B Class
Initial sales charge(1)	No initial sales charge
Generally no contingent deferred sales charge(2)	Contingent deferred sales charge on redemptions within six years
12b-1 fee of 0.25%	12b-1 fee of 1.00%
No conversion feature	Convert to A Class shares eight years after purchase
Generally more appropriate for long-term investors	Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $50,000; generally offered through financial intermediaries(3)

C Class	R Class
No initial sales charge	No initial sales charge
Contingent deferred sales charge on redemptions within 12 months	No contingent deferred sales charge
12b-1 fee of 1.00%	12b-1 fee of 0.50%
No conversion feature	No conversion feature
Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $1,000,000; generally more appropriate for short-term investors	Generally offered through employer- sponsored retirement plans(4)

[1]	The sales charge for A Class shares decreases depending on the size of your investment, and may be waived for some purchases. There is no sales charge for purchases of $1,000,000 or more.

[2]	A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within one year of purchase.

[3]	Investors in SEP IRAs, SIMPLE IRAs and SARSEPs established prior to August 1, 2006, may make additional purchases. This class is not available for new employer-sponsored retirement plan accounts.

[4]
The R Class is only available for certain employer-sponsored retirement plans. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMEPLE IRAs or SARSEPs, provided however, that investors in such plans prior to March 1, 2009, may make additional purchases.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A, B or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Amount paid to Financial Advisor as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%(1)
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%(1)
$10,000,000 or more	0.00%	0.00%	0.25%(1)

[1]
For purchases over $1,000,000 by employer-sponsored retirement plans, no upfront amount will be paid to financial professionals. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a 1.00% deferred sales charge, subject to the exceptions listed below. No sales charge applies to reinvested dividends.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares will be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, directors and employees (and their families) of American Century Investments
•
Employer-sponsored retirement plan purchases. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs, except that investors in such plans established prior to March 1, 2009, that previously received sales charge waivers may make additional purchases without the initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•	Certain other investors as deemed appropriate by American Century Investments

B Class

B Class shares are sold at their net asset value without an initial sales charge. For sales of B Class shares, the amount paid to your financial professional is 4.00% of the amount invested. If you redeem your shares within six years of purchase date, you will pay a contingent deferred sales charge (CDSC) as set forth below. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

Redemption During	CDSC as a % of Original Purchase Price
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

B Class shares (which carry a 1.00% 12b-1 fee) will automatically convert to A Class shares (which carry a 0.25% 12b-1 fee) within 31 days after the eight-year anniversary of the purchase date.

American Century Investments generally limits purchases of B Class shares to investors whose aggregate investments in American Century Investments funds are less than $50,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

C Class

C Class shares are sold at their net asset value without an initial sales charge. For sales of C Class shares, the amount paid to your financial professional is 1.00% of the amount invested. If you redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000.  However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21).  Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually:
■ 12% of the lesser of the original purchase cost or current market value for A Class shares
■ 12% of the original purchase cost for B Class shares
■ 12% of the lesser of the original purchase cost or current market value for C Class shares
•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
•	distributions from IRAs due to attainment of age 59½ for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70 1⁄2
•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no broker was compensated for the sale

Reinstatement Privilege

Within 90 days of a redemption of any A or B Class shares, you may reinvest all of the redemption proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You or your financial professional must notify the fund’s transfer agent in writing at the time of the reinvestment to take advantage of this privilege, and you may use it only once per account. This privilege applies only if the new account is owned by the original account owner.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Some shares are subject to a redemption fee if they are exchanged in this manner (see the Shareholder Fees table under Fees and Expenses).

Buying and Selling Shares

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase through financial intermediaries in the following types of accounts:

•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund’s Investor Class shares also are available for purchase directly from American Century Investments by:

•
shareholders who held any account directly with American Century Investments as of September 28, 2007, and have continuously maintained such account (this includes anyone listed in the registration of an account, such as joint owners, trustees or custodians, and the immediate family members of such persons)

•	current or retired employees of American Century Investments and their immediate family members, and directors of the fund

Investors may be required to demonstrate eligibility to purchase Investor Class shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans(2)	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

Some shares are subject to a redemption fee (see the Shareholder Fees table under Fees and Expenses). The redemption fee will be retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. However, not all of the financial intermediaries who offer the fund are currently able to track and charge the redemption fee. American Century Investments is working with those providers to combat abusive trading and encouraging them to develop systems to track the redemption fee and otherwise employ tactics to combat abusive trading practices.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The fund may not charge the redemption fee in certain situations deemed appropriate by American Century Investments.

If you sell B, C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Shares redeemed in this manner may be subject to a redemption fee if held less than a specified number of days (see the Shareholder Fees table under Fees and Expenses). A, B and C Class shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check, or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

As a heightened measure for the fund, the board has approved the imposition of a redemption fee for shares held less than a specified number of days. See the Shareholder Fees table under Fees and Expenses for a complete description of the redemption fee applicable to the fund.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices.  Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. The fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains. Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund:  Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of the A Class of the same fund after eight years.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets.  Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan.  The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for B and C Classes and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return — the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio — the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio — the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover — the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

New Opportunities II Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$9.42	$7.63	$6.75	$6.29	$5.75
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.04)	(0.05)	(0.06)	(0.06)	(0.07)
Net Realized and Unrealized Gain (Loss)	(3.73)	2.52	1.16	0.69	0.61
Total From Investment Operations	(3.77)	2.47	1.10	0.63	0.54
Distributions
From Net Realized Gains	(0.08)	(0.68)	(0.22)	(0.17)	—
Net Asset Value, End of Period	$5.57	$9.42	$7.63	$6.75	$6.29

Total Return(2)	(40.34)%	35.22%	16.52%	10.14%	9.39%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.36%	1.41%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.49)%	(0.70)%	(0.80)%	(0.93)%	(1.09)%
Portfolio Turnover Rate	148%	204%	299%	269%	255%
Net Assets, End of Period (in thousands)	$222,017	$303,189	$51,336	$43,157	$38,917

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

New Opportunities II Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.43	$8.27
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss)	(3.74)	1.19
Total From Investment Operations	(3.76)	1.16
Distributions
From Net Realized Gains	(0.08)	—
Net Asset Value, End of Period	$5.59	$9.43

Total Return(3)	(40.19)%	14.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.16%	1.21%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.29)%	(0.65)%(4)
Portfolio Turnover Rate	148%	204%(5)
Net Assets, End of Period (in thousands)	$91,791	$18,384

[1]	May 18, 2007 (commencement of sale) through October 31, 2007.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

New Opportunities II Fund

A Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$9.37	$7.59	$6.72	$6.26	$5.74
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.06)	(0.07)	(0.08)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss)	(3.70)	2.51	1.16	0.70	0.60
Total From Investment Operations	(3.76)	2.44	1.08	0.62	0.52
Distributions
From Net Realized Gains	(0.08)	(0.66)	(0.21)	(0.16)	—
Net Asset Value, End of Period	$5.53	$9.37	$7.59	$6.72	$6.26

Total Return(2)	(40.45)%	34.91%	16.22%	9.91%	9.06%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61%	1.66%	1.75%	1.75%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.74)%	(0.95)%	(1.05)%	(1.18)%	(1.34)%
Portfolio Turnover Rate	148%	204%	299%	269%	255%
Net Assets, End of Period (in thousands)	$129,791	$202,515	$73,383	$47,937	$20,337

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

New Opportunities II Fund

B Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$9.25	$7.49	$6.63	$6.18	$5.71
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.11)	(0.13)	(0.14)	(0.13)	(0.13)
Net Realized and Unrealized Gain (Loss)	(3.65)	2.49	1.15	0.69	0.60
Total From Investment Operations	(3.76)	2.36	1.01	0.56	0.47
Distributions
From Net Realized Gains	(0.08)	(0.60)	(0.15)	(0.11)	—
Net Asset Value, End of Period	$5.41	$9.25	$7.49	$6.63	$6.18

Total Return(2)	(40.97)%	33.84%	15.46%	9.03%	8.23%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.36%	2.41%	2.50%	2.50%	2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.49)%	(1.70)%	(1.80)%	(1.93)%	(2.09)%
Portfolio Turnover Rate	148%	204%	299%	269%	255%
Net Assets, End of Period (in thousands)	$2,846	$4,549	$3,383	$2,367	$1,163

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

New Opportunities II Fund

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$9.29	$7.52	$6.66	$6.20	$5.73
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.11)	(0.13)	(0.14)	(0.13)	(0.13)
Net Realized and Unrealized Gain (Loss)	(3.66)	2.50	1.15	0.70	0.60
Total From Investment Operations	(3.77)	2.37	1.01	0.57	0.47
Distributions
From Net Realized Gains	(0.08)	(0.60)	(0.15)	(0.11)	—
Net Asset Value, End of Period	$5.44	$9.29	$7.52	$6.66	$6.20

Total Return(2)	(40.91)%	34.02%	15.24%	9.16%	8.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.36%	2.41%	2.50%	2.50%	2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.49)%	(1.70)%	(1.80)%	(1.93)%	(2.09)%
Portfolio Turnover Rate	148%	204%	299%	269%	255%
Net Assets, End of Period (in thousands)	$12,983	$16,406	$4,424	$3,414	$1,294

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

New Opportunities II Fund

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.42	$9.02
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	(0.01)
Net Realized and Unrealized Gain (Loss)	(3.74)	0.41
Total From Investment Operations	(3.80)	0.40
Distributions
From Net Realized Gains	(0.08)	—
Net Asset Value, End of Period	$5.54	$9.42

Total Return(3)	(40.66)%	4.43%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.86%	1.91%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.99)%	(1.61)%(4)
Portfolio Turnover Rate	148%	204%(5)
Net Assets, End of Period (in thousands)	$108	$26

[1]	September 28, 2007 (commencement of sale) through October 31, 2007.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room, Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
New Opportunities II Fund
Investor Class	136	ANOIX	NewOppII
Institutional Class	336	ANONX	NewOppII
A Class	106	ANOAX	NewOppII
B Class	306	ANOBX	NewOppII
C Class	436	ANOCX	NewOppII
R Class	236	ANORX	NewOppII

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63931  0903

March 1, 2009

American Century Investments Prospectus

New Opportunities Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	13
Additional Policies Affecting Your Investment	15
Share Price and Distributions	19
Taxes	21
Financial Highlights	23

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers look for stocks of smaller-sized companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

The fund’s principal risks include

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•	Small Cap Stocks – The smaller companies in which the fund invests may present greater opportunities for capital appreciation than larger companies, but may also present greater risks.
•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	IPO Risk – The fund’s performance may be affected by investments in initial public offerings.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 6.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund’s historical returns from year to year. Account fees are not reflected in the chart below. If they had been included, returns would be lower than those shown.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
New Opportunities	77.33% (4Q 1999)	-36.62% (4Q 2000)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways.

Return Before Taxes shows the actual change in the value of fund shares over the periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmark is an unmanaged index that has no operating costs and is included in the table for performance comparison. The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-42.42%	-2.27%	2.40%
Return After Taxes on Distributions	-42.42%	-2.27%	1.17%
Return After Taxes on Distributions and Sale of Fund Shares	-27.57%	-1.92%	1.79%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.54%	-2.35%	-0.76%

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

There are no sales loads, fees or other charges

•	to buy fund shares directly from American Century Investments
•	to reinvest dividends in additional shares

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Maintenance Fee	$25(1)
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged)	2.00%(2)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(3)	Distribution and Service (12b-1) Fees	Other Expenses(4)	Total Annual Fund Operating Expenses
Investor Class	1.50%	None	0.01%	1.51%

[1]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[2]	Applies only to shares held for less than 180 days. The fee does not apply to shares purchased through reinvested dividends or capital gains.

[3]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[4]	Other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

Example

The examples in the table below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$154	$478	$824	$1,800

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers look for stocks of smaller-sized companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century Investments’ extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the fund may invest a portion of its assets in debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash equivalent securities or short-term debt securities. To the extent a fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

When determining whether a company is smaller-sized, the portfolio managers will consider, among other factors, the capitalization of the company and the amount of revenues, as well as other information they obtain about the company. If the companies in which the fund invests are successful, these companies may grow into larger-sized companies. In addition, if the portfolio managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund’s investment needs, the portfolio managers may invest in medium- and large-sized companies.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s characteristics no longer meet the fund’s investment criteria. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Because the fund generally invests in smaller companies, it may be more volatile, and subject to greater short-term risk, than funds that invest primarily in larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. In addition, smaller companies may have less publicly available information.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.

Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The fund’s turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

The fund’s performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on the fund’s performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on the fund’s performance as its assets grow.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fee Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class
New Opportunities	1.50%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008 .

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Stafford Southwick

Mr. Southwick, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2001 as an investment analyst. He became a portfolio manager in 2006. He has a bachelor’s degree in accounting from Southern Utah University and an MBA from the University of Texas at Austin. He is a CFA charterholder.

Matthew Ferretti

Mr. Ferretti, Portfolio Manager, rejoined the team that manages the fund in 2006. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006.  He has a bachelor of science degree from the University of Notre Dame, a JD from Villanova University and an MBA from the University of Texas. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fund Performance

New Opportunities and New Opportunities II have the same management team, and they will be managed with substantially the same investment objective, policies and strategies.  The two funds also have the same stepped fee schedule, although differences in the funds’ asset levels may cause the funds’ management fees to differ. Notwithstanding these general similarities, New Opportunities and New Opportunities II are separate mutual funds that will have different investment performance. Differences in fees, cash flows into and out of the two funds, the level of assets under management in each portfolio and the specific investments held by each of the two funds will cause performance to differ.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments’ bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

If you do business with us through a financial intermediary or an employer-sponsored retirement plan, your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of that entity. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Although fund share transactions may be made directly with American Century Investments at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Minimum Initial Investment Amounts

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Redemptions

The shares are subject to a redemption fee (see the Shareholder Fees table under Fees and Expenses). The redemption fee will be retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The fund may not charge the redemption fee in certain situations deemed appropriate by American Century Investments.

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Shares redeemed in this manner may be subject to a redemption fee if held less than a specified number of days (see the Shareholder Fees table under Fees and Expenses). You also may incur tax liability as a result of the redemption.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check, or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

As a heightened measure for the fund, the board has approved the imposition of a redemption fee for shares held less than a specified number of days. See the Shareholder Fees table under Fees and Expenses for a complete description of the redemption fee applicable to the fund.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. The fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains. Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or a financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

New Opportunities Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$8.58	$6.44	$5.63	$5.06	$5.06
Income From Investment Operations
Net Investment Income (Loss)	(0.05)(1)	(0.07)	(0.06)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss)	(3.41)	2.21	0.87	0.63	0.06
Total From Investment Operations	(3.46)	2.14	0.81	0.57	—
Net Asset Value, End of Period	$5.12	$8.58	$6.44	$5.63	$5.06

Total Return(2)	(40.33)%	33.23%	14.39%	11.26%	0.00%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	(0.83)%	(0.84)%	(0.98)%	(1.04)%
Portfolio Turnover Rate	159%	201%	298%	260%	269%
Net Assets, End of Period (in thousands)	$146,932	$270,428	$247,876	$240,464	$273,555

[1]	Computed using average shares outstanding throughout the period.

[2]	Total return assumes reinvestment of net investment income and capital gains distributions, if any.

Notes

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
New Opportunities Fund
Investor Class	036	TWNOX	New Opp

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63926  0903

March 1, 2009

American Century Investments Prospectus

Balanced Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	5
Objectives, Strategies and Risks	6
Management	9
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	15
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

What are the fund’s primary investment strategy
and principal risks?

For the equity portion of Balanced, the portfolio managers select stocks primarily from large publicly traded U.S. companies. For the fixed-income portion of the fund, the portfolio managers invest in a diversified portfolio of high- and medium-grade securities.

The fund’s principal risks include

•
Style Risk — If at any time the market is not favoring the quantitative investment style used to manage the fund’s equity portion, that portion’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

•
Benchmark Correlation — The performance of the fund's equity portion will be tied to the performance of the S&P 500 Index. If the S&P 500 goes down, it is likely that the fund's performance will go down.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Interest Rate Risk — When interest rates change, the value of the fund’s fixed-income securities will be affected.
•
Credit Risk — The value of the fund’s debt securities will be affected adversely by any erosion in the ability of the issuers of these securities to make interest and principal payments as they become due.

•	Price Volatility — The value of the fund’s shares may fluctuate significantly in the short term.
•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Principal Loss — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategy and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 3.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund’s historical returns from year to year. Account fees are not reflected in the chart below. If they had been included, returns would be lower than those shown. The returns of the fund’s other classes of shares will differ from those shown in the chart, depending on the expenses of those classes.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Balanced	10.48% (2Q 2003)	-12.18% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for Investor Class shares. After-tax returns for the other classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The blended index is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund’s assets invested in stocks. The blended index’s remaining 40% is represented by the Citigroup US Broad Investment-Grade Bond Index, which reflects the roughly 40% of the fund’s assets invested in fixed-income securities. The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-20.33%	1.06%	1.64%
Return After Taxes on Distributions	-20.87%	-0.03%	0.17%
Return After Taxes on Distributions and Sale of Fund Shares	-12.98%	0.71%	0.80%
Blended Index (reflects no deduction for fees, expenses or taxes)	-21.50%	0.90%	1.78%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%
Citigroup US Broad Investment-Grade Bond Index (reflects no deduction for fees, expenses or taxes)	7.02%	5.11%	5.86%

Institutional Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-20.17%	1.26%	0.82%
Blended Index (reflects no deduction for fees, expenses or taxes)	-21.50%	0.90%	0.68%(2)
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-3.65%(2)
Citigroup US Broad Investment-Grade Bond Index (reflects no deduction for fees, expenses or taxes)	7.02%	5.11%	6.66%(2)

[1]	The inception date for the Institutional Class is May 1, 2000. Only classes with performance history for less than 10 years show returns for life of class.

[2]	Since April 30, 2000, the date closest to the class’s inception for which data is available.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

For current performance information, including yields, please call or visit americancentury.com.

Fees and Expenses

There are no sales loads, fees or other charges

•	to buy fund shares directly from American Century Investments
•	to reinvest dividends in additional shares
•	to exchange into the same class of shares of other American Century Investments funds
•	to redeem your shares, other than a $10 fee to redeem by wire

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Investor Class
Maximum Account Maintenance Fee	$25(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(2)	Distribution and Service (12b-1) Fees	Other Expenses(3)	Total Annual Fund Operating Expenses
Investor Class	0.90%	None	0.00%	0.90%
Institutional Class	0.70%	None	0.00%	0.70%

[1]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[2]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[3]
Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

Example

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$92	$287	$499	$1,108
Institutional Class	$72	$224	$390	$871

Objectives, Strategies and Risks

What is the fund’s investment objective?

This fund seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

How does the fund pursue its investment objective?

For the equity portion of the fund's portfolio, the fund invests primarily in large capitalization publicly traded U.S. companies. The fund considers large capitalization companies to be those with a market capitalization greater than $2 billion.

To select stocks for purchase, the portfolio managers use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 without taking on significant additional risk.

The portfolio managers also consult the rankings described above when determining whether to sell a particular security. As a security’s ranking falls, the portfolio managers will consider many factors in addition to the computer-generated information for the security, including, among other things, a security’s price, whether a security’s risk parameters outweigh its return opportunities, general market conditions, and any other factors deemed relevant by the portfolio manager.

The fixed-income portion of the fund’s portfolio is invested primarily in a diversified portfolio of high- and medium-grade government, corporate, asset-backed and similar securities payable in U.S. or foreign currencies. At least 80% of the fixed-income assets will be invested in securities that are rated within the four highest categories by a nationally recognized statistical rating organization. Up to 15% may be invested in securities rated in the fifth category. The rating category of a security will be determined at the time of purchase. In the event a security is subsequently downgraded, the fund will not be obligated to dispose of that security, but may continue to hold the security if deemed appropriate by the portfolio managers. Under normal market conditions, the weighted average maturity for the fixed-income portfolio will be in the three- to 10-year range.

▶
Weighted average maturity is a tool the portfolio managers use to approximate the remaining term to maturity of a fund’s investment portfolio. Generally, the longer a fund’s weighted average maturity, the more sensitive it is to changes in interest rates.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the equity portion of the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the portfolio managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, short-term securities, preferred stock and equity-equivalent securities, such as convertible securities and nonleveraged futures contracts. The fund may purchase mortgage-backed securities, on a when-issued or forward commitment basis. These transactions may be executed using dollar rolls or other investment techniques. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

The fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae). Ginnie Mae is supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Because the equity portion of the fund uses quantitative management techniques to try to achieve a total return that exceeds the total return of the S&P 500 Index, its performance will correlate to the index’s performance. If the index goes down, it is likely that the equity portion of the fund’s performance will go down.

The value of the fund’s shares depends on the value of the stocks, bonds and other securities it owns.

•
The value of the individual equity securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

•
The value of the fund’s fixed-income securities will be affected primarily by rising or falling interest rates and the continued ability of the issuers of these securities to make payments of interest and principal as they become due.

Generally, when interest rates rise, the value of the fund’s fixed-income securities will decline. The opposite is true when interest rates decline. The interest rate risk is higher for the fixed-income portion of the fund than for funds that have a shorter-weighted average maturity, such as money market and short-term bond funds.

The lower-rated bonds in which the fund may invest, BBB- and BB rated bonds, contain some speculative characteristics. As a result, the fund has some credit risk. Although their securities are considered investment-grade, issuers of BBB-rated securities (and securities of similar quality) are more likely to have problems making interest and principal payments than issuers of higher rated securities. Issuers of BB-rated securities (and securities of similar quality) are considered even more vulnerable to adverse business, financial or economic conditions that could lead to difficulties in making timely payments of principal and interest. Having these bonds in the fund’s portfolio means the fund’s value may go down more if interest rates or other economic conditions change than if the fund contained only higher-rated bonds.

▶
Fixed-income securities are rated by nationally recognized securities rating organizations (SROs), such as Moody’s and Standard & Poor’s. Each SRO has its own system for classifying securities, but each tries to indicate a company’s ability to make timely payments of interest and principal. A detailed description of SROs, their ratings systems and what we do if a security isn’t rated is included in the statement of additional information.

The fund may invest in debt securities backed by mortgages or assets such as auto loan, home equity loan or student loan receivables. These underlying obligations may be prepaid, as when a homeowner refinances a mortgage to take advantage of declining interest rates. If so, the fund must reinvest prepayments at current rates, which may be less than the rate of the prepaid mortgage. Because of this prepayment risk, the fund may benefit less from declining interest rates than funds of similar maturity that invest less heavily in mortgage- and asset-backed securities.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the swap agreement. Gains or losses involving some futures, options, and other derivatives may be substantial – in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the fund.

The fund’s portfolio turnover rate also may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management teams play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class
Balanced	0.90%	0.70%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage the equity and fixed-income portions of the fund.  These teams function in different ways, as described below. The five portfolio managers with the most significant responsibility for the day-to-day management of the fund are identified below.

Equity Portion of Balanced

The team that manages the equity portion of the fund meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the equity portion of the fund as they see fit, guided by the fund’s investment objective and strategy.  The individuals listed below are primarily responsible for the day-to-day management of the equity portion of the fund.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1992. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois and is a CFA charterholder.

Thomas P. Vaiana

Mr. Vaiana, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2001. He joined American Century Investments in 1997 and became a portfolio manager in 2000. He has a bachelor’s degree in business finance from California State University.

Fixed-Income Portion of Balanced

The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm's Macro Strategy Team, which is responsible for periodically adjusting strategic investment parameters based on economic and market conditions. Other portfolio managers are responsible for security selection and portfolio construction within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions. The individuals listed below have the most significant responsibility for the day-to-day management of the fixed-income portion of the fund.

G. David MacEwen (Macro Strategy Team Representative)

Mr. MacEwen, Chief Investment Officer – Fixed Income, joined American Century Investments in 1991 as a portfolio manager. He has shared primary responsibility for the management of the fund since 2005, and has served on teams managing fixed-income investments since joining the advisor.  He has a bachelor’s degree in economics from Boston University and an MBA in finance from the University of Delaware.

Robert V. Gahagan (Macro Strategy Team Representative)

Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1983.  He became a portfolio manager in 1991.  He has shared primary responsibility for the management of the fund since 2005, and has served on teams managing fixed-income investments since joining the advisor. He has a bachelor’s degree in economics and an MBA from the University of Missouri – Kansas City.

Brian Howell

Mr. Howell, Vice President and Senior Portfolio Manager, joined American Century Investments in 1987.  He became a portfolio manager in 1996.  He has shared primary responsibility for the management of the fund since 2005, and has served on teams managing fixed-income investments since joining the advisor. He has a bachelor’s degree in mathematics/statistics and an MBA from the University of California – Berkeley.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments’ bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of that entity.

Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund, and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Although fund share transactions may be made directly with American Century Investments at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that you may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. The fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions from net income quarterly and generally pays distributions from realized capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains. Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class and Institutional Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Balanced Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$17.47	$17.03	$16.52	$15.73	$14.77
Income From Investment Operations
Net Investment Income (Loss)(1)	0.37	0.35	0.35	0.31	0.26
Net Realized and Unrealized Gain (Loss)	(3.69)	1.11	1.40	0.77	0.98
Total From Investment Operations	(3.32)	1.46	1.75	1.08	1.24
Distributions
From Net Investment Income	(0.37)	(0.36)	(0.35)	(0.29)	(0.28)
From Net Realized Gains	(1.12)	(0.66)	(0.89)	—	—
Total Distributions	(1.49)	(1.02)	(1.24)	(0.29)	(0.28)
Net Asset Value, End of Period	$12.66	$17.47	$17.03	$16.52	$15.73

Total Return(2)	(20.52)%	8.92%	11.04%	6.89%	8.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.42%	2.08%	2.13%	1.89%	1.65%
Portfolio Turnover Rate	153%	161%	197%	206%	204%
Net Assets, End of Period (in millions)	$440	$636	$637	$615	$595

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Balanced Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$17.47	$17.04	$16.53	$15.73	$14.78
Income From Investment Operations
Net Investment Income (Loss)(1)	0.39	0.39	0.38	0.33	0.28
Net Realized and Unrealized Gain (Loss)	(3.68)	1.09	1.40	0.80	0.98
Total From Investment Operations	(3.29)	1.48	1.78	1.13	1.26
Distributions
From Net Investment Income	(0.40)	(0.39)	(0.38)	(0.33)	(0.31)
From Net Realized Gains	(1.12)	(0.66)	(0.89)	—	—
Total Distributions	(1.52)	(1.05)	(1.27)	(0.33)	(0.31)
Net Asset Value, End of Period	$12.66	$17.47	$17.04	$16.53	$15.73

Total Return(2)	(20.37)%	9.07%	11.26%	7.17%	8.61%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.62%	2.28%	2.33%	2.09%	1.85%
Portfolio Turnover Rate	153%	161%	197%	206%	204%
Net Assets, End of Period (in thousands)	$5,927	$1,338	$1,228	$1,237	$225

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Notes

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room, Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Balanced Fund
Investor Class	031	TWBIX	Balanced
Institutional Class	331	ABINX	Balanced

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63927   0903

March 1, 2009

American Century Investments Prospectus

Veedot® Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	4
Fees and Expenses	6
Objectives, Strategies and Risks	8
Management	10
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	15
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers use an approach to common stock investing designed to identify companies, regardless of size, industry type or geographic location, that are growing at an accelerating rate and whose share price patterns suggest their stocks are likely to increase in value.

The fund’s principal risks include

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•
Investment Process – There is also risk associated with reliance on the fund’s computer-based investment process. If the investment style embedded in this process falls out of favor with the market, the fund’s performance may suffer.

•
Nondiversification – The fund is classified as nondiversified. This gives the portfolio managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share prices than would be the case in a diversified fund.

▶	A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund.

•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 8.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each full calendar year in the life of the class. It indicates the volatility of the fund’s historical returns from year to year. Account fees are not reflected in the chart below. If they had been included, returns would be lower than those shown. The returns of the fund’s other class of shares will differ from those shown in the chart, depending on the expenses of that class.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Veedot	25.17% (1Q 2000)	-25.25% (3Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. An additional table shows the average annual total returns of the fund’s other share class calculated before the impact of taxes.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for the Investor Class shares. After-tax returns for the other share class will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-41.70%	-0.86%	-0.11%
Return After Taxes on Distributions	-41.70%	-0.86%	-0.11%
Return After Taxes on Distributions and Sale of Fund Shares	-27.10%	-0.73%	-0.09%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	-37.31%	-1.95%	-2.26%

[1]	The inception date for the Investor Class is November 30, 1999.

Institutional Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-41.65%	-0.66%	-2.30%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	-37.31%	-1.95%	-3.06%(2)

[1]	The inception date for the Institutional Class is August 1, 2000.

[2]	Since July 31, 2000, the date closest to the class’s inception for which data is available.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

There are no sales loads, fees or other charges

•	to buy fund shares directly from American Century Investments
•	to reinvest dividends in additional shares

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Investor Class
Maximum Account Maintenance Fee	$25(1)
Investor Class and Institutional Class
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged)	2.00%(2)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(3)	Distribution and Service (12b-1) Fees	Other Expenses(4)	Total Annual Fund Operating Expenses
Investor Class	1.25%	None	0.00%	1.25%
Institutional Class	1.05%	None	0.00%	1.05%

[1]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[2]	Applies only to shares held for less than 180 days. The fee does not apply to shares purchased through reinvested dividends or capital gains.

[3]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[4]
Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

Example

The examples in the table below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$128	$397	$687	$1,511
Institutional Class	$107	$335	$580	$1,282

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The fund uses an approach to common stock investing developed by American Century Investments. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis.

These tools include a fundamental process that screens thousands of publicly traded securities to identify those that meet the fund’s proprietary accelerating growth requirements.

The fund’s methodology also attempts to identify companies whose share price patterns suggest increasing or decreasing investor demand (commonly referred to as technical analysis). This technical analysis is particularly oriented to identifying attractive price patterns for companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These companies would be candidates for purchase. Conversely, companies whose share price patterns suggest a likely decline in price would be candidates for sale, if owned by the fund. On occasion, the process may look favorably on a company whose share price pattern appears attractive even though the company looks less attractive based on the growth screen.

Although the portfolio managers intend to invest the fund’s assets in U.S. companies, the fund may invest in securities of foreign companies, including companies located in emerging markets. The fund will usually purchase common stocks, but it can purchase other types of securities as well, such as U.S. Government and other debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations.

The portfolio managers do not attempt to time the market. Instead, they intend to keep the fund essentially fully invested in stocks that meet the fund’s selection criteria. However, at the portfolio managers' discretion, the fund may invest up to 100% of its assets in U.S. government securities if the fund’s investment methodology fails to generate sufficient investment ideas or to respond to adverse market, economic, political or other conditions. The fund may not achieve its investment objective while taking such a temporary defensive position.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The portfolio managers may buy a large amount of a company’s stock quickly and often will dispose of it quickly if it no longer meets their investment criteria. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

The fund is classified as nondiversified. This means that the fund’s portfolio managers may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund’s share price than would be the case if the fund were diversified. Although the fund’s portfolio managers expect it will ordinarily satisfy the requirements for a diversified fund, its nondiversified status gives them more flexibility to invest heavily in the most attractive companies identified by the fund’s methodology.

The process driving the fund is specifically designed to respond quickly to changing stock market conditions. As a result, the fund’s portfolio turnover may be significantly higher than that of many other funds. This heavy turnover, perhaps as much as 200-400% per year or more, could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

Although the portfolio managers intend to invest the fund’s assets in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.

Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Market performance tends to be cyclical, and in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the style embedded in the fund’s investment process, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class
Veedot	1.25%	1.05%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are primarily responsible for the day-to-day management of the fund are identified below.

John T. Small Jr.

Mr. Small, Vice President and Portfolio Manager, has been a member of the team that manages the fund since its inception. He joined American Century Investments in 1991 and became a portfolio manager in 1999. He has a bachelor’s degree in zoology from Rockford College, a master’s degree in laser optics physics from the Air Force Institute of Technology, and an MBA from Baker University.

Stephen Pool

Mr. Pool, Portfolio Manager, has been a member of the team that manages the fund since 2002. He joined American Century Investments in 1992, became an investment analyst in 2002, and became a portfolio manager in 2009. He holds a bachelor’s degree in economics from Truman State University and an MBA in international business from Avila University.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Options form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments’ bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

If you do business with us through a financial intermediary or a retirement plan, your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of that entity. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Although fund share transactions may be made directly with American Century Investments at no charge, you also may purchase, redeem and exchange fund shares through financial intermediaries that charge a transaction-based or other fee for their services. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on a fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

The shares are subject to a redemption fee (see the Shareholder Fees table under Fees and Expenses). The redemption fee will be retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The fund may not charge the redemption fee in certain situations deemed appropriate by American Century Investments.

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Shares redeemed in this manner may be subject to a redemption fee if held less than a specified number of days (see the Shareholder Fees table under Fees and Expenses). You also may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check, or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of the fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

As a heightened measure for the fund, the board has approved the imposition of a redemption fee for shares held less than a specified number of days. See the Shareholder Fees table under Fees and Expenses for a complete description of the redemption fee applicable to the fund.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. The fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by the fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains. Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class and Institutional Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Veedot Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$9.25	$6.17	$5.57	$5.06	$4.99
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.02)	(0.01)	(0.02)	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	(3.89)	3.09	0.62	0.53	0.09
Total From Investment Operations	(3.91)	3.08	0.60	0.50	0.06
Redemption Fees(1)	—(2)	—(2)	—(2)	0.01	0.01
Net Asset Value, End of Period	$5.34	$9.25	$6.17	$5.57	$5.06

Total Return(3)	(42.27)%	49.92%	10.77%	10.08%	1.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%	1.25%	1.45%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	(0.18)%	(0.39)%	(0.51)%	(0.57)%
Portfolio Turnover Rate	257%	207%	330%	399%	344%
Net Assets, End of Period (in thousands)	$98,991	$195,105	$154,374	$178,078	$219,618

[1]	Computed using average shares outstanding throughout the period.

[2]	Per-share amount was less than $0.005.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Veedot Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$9.38	$6.25	$5.63	$5.10	$5.02
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.01)	—(2)	(0.01)	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss)	(3.94)	3.13	0.63	0.54	0.09
Total From Investment Operations	(3.95)	3.13	0.62	0.52	0.07
Redemption Fees(1)	—(2)	—(2)	—(2)	0.01	0.01
Net Asset Value, End of Period	$5.43	$9.38	$6.25	$5.63	$5.10

Total Return(3)	(42.11)%	50.08%	11.01%	10.39%	1.59%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.05%	1.05%	1.25%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07)%	0.02%	(0.19)%	(0.31)%	(0.37)%
Portfolio Turnover Rate	257%	207%	330%	399%	344%
Net Assets, End of Period (in thousands)	$4,864	$9,188	$11,237	$11,440	$12,400

[1]	Computed using average shares outstanding throughout the period.

[2]	Per-share amount was less than $0.005.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Notes

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Veedot Fund
Investor Class	095	AMVIX	Veedot
Institutional Class	405	AVDIX	Veedot

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63924  0903

March 1, 2009

American Century Investments Prospectus

Capital Value Fund

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	5
Objectives, Strategies and Risks	7
Management	9
Investing Directly with American Century Investments	11
Investing Through a Financial Intermediary	14
Additional Policies Affecting Your Investment	15
Share Price and Distributions	19
Taxes	21
Multiple Class Information	23
Financial Highlights	25

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers use a value investment strategy that invests primarily in stocks of medium to large companies that the portfolio managers believe are undervalued at the time of purchase. In selecting stocks, the portfolio managers look for companies that are temporarily out of favor in, or whose value is not yet recognized by, the market. The portfolio managers also attempt to minimize taxable distributions to fund shareholders.

The fund’s principal risks include

•	Value Investing – If the market does not consider the individual stocks purchased by the fund to be undervalued, the value of the fund’s shares may decline, even if stock prices generally are rising.
•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 7.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each full calendar year in the life of the class. It indicates the volatility of the fund’s historical returns from year to year. Account fees are not reflected in the chart below. If they had been included, returns would be lower than those shown. The returns of the fund’s other classes will differ from those shown in the chart, depending on the expenses of those classes.

Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Capital Value	17.67% (2Q 2003)	-20.69% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-36.84%	-2.45%	1.67%
Return After Taxes on Distributions	-37.19%	-2.91%	1.21%
Return After Taxes on Distributions and Sale of Fund Shares	-23.51%	-1.92%	1.38%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	1.25%

[1]	The inception date for the Investor Class is March 31, 1999.

Institutional Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-36.71%	-2.25%	-0.31%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	0.89%(2)

[1]	The inception date for the Institutional Class is March 1, 2002.

[2]	Since February 28, 2002, the date closest to the class’s inception for which data is available.

Advisor Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Return Before Taxes	-37.00%	-2.69%	1.09%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	3.38%(2)

[1]	The inception date for the Advisor Class is May 14, 2003.

[2]	Since April 30, 2003, the date closest to the class’s inception for which data is available.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

There are no sales loads, fees or other charges

•	to buy fund shares directly from American Century Investments
•	to reinvest dividends in additional shares
•	to exchange into the same class of shares of other American Century Investments funds
•	to redeem your shares, other than a $10 fee to redeem by wire

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Investor Class
Maximum Account Maintenance Fee	$25(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(2)	Distribution and Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Investor Class	1.10%	None	0.00%	1.10%
Institutional Class	0.90%	None	0.00%	0.90%
Advisor Class	1.10%(5)	0.25%(6)	0.00%	1.35%

[1]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[2]
The fund pays the advisor a single unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[3]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 23.

[4]
Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

[5]	The unified management fee has been restated to reflect the increase in the fee approved by the fund’s shareholders effective December 3, 2007.

[6]	The 12b-1 fee has been restated to reflect the decrease in the fee effective December 3, 2007.

Example

The examples in the table below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$112	$350	$607	$1,340
Institutional Class	$92	$287	$499	$1,108
Advisor Class	$138	$428	$740	$1,623

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers seek to achieve the fund’s objective by investing primarily in common stocks. The portfolio managers also will attempt to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

The portfolio managers use a value investment strategy to look for stocks of medium to large companies the portfolio managers believe are undervalued at the time of purchase. The portfolio managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by other investors. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices.

To minimize taxable distributions, the portfolio managers employ the following tax-sensitive techniques that may, from time to time, be inconsistent with the fund’s objective of long-term capital growth:

•	The portfolio managers seek to minimize realized capital gains by keeping portfolio turnover relatively low and generally holding portfolio investments for longer periods.
•
The portfolio managers seek to minimize realized capital gains when selling the shares of a specific company by analyzing the fund’s holdings of that company to determine which shares were purchased at what price and typically selling those shares bought at the highest price.

•
The portfolio managers may seek to minimize realized capital gains by selling securities to realize capital losses. Realized capital losses can offset realized capital gains, thereby reducing capital gains distributions to the fund’s shareholders.

•	The portfolio managers may seek to minimize taxable dividend income where appropriate by investing in stocks with lower dividend yields.

While the fund seeks to minimize taxable distributions to shareholders, it may realize taxable gains and earn some dividends. For example, the portfolio managers may elect to sell a security, even if the sale results in a taxable gain, if they determine that the tax impact of the sale is outweighed by other factors. Such factors include the investment risk of holding the security or the availability of a replacement security that has a better potential return. Because the fund is managed to provide high after-tax returns, it may not provide as high a pre-tax return as other funds. For more information regarding applicable taxes, see Taxes, page 21.

Although the portfolio managers intend to invest the fund’s assets primarily in U. S. stocks, the fund may invest in securities of foreign companies. The fund will usually purchase common stocks, but it can purchase other types of securities as well, such as debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures. The fund generally limits its purchase of debt securities to investment-grade obligations, except for convertible securities, which may be rated below investment grade.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a temporary defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

If the market does not consider the individual stocks purchased by the fund to be undervalued, the value of the fund’s shares may not rise as high as other funds and may in fact decline, even if stock prices generally are increasing.

While the fund seeks to minimize taxable distributions to shareholders, it nonetheless may realize capital gains on the sale of investment securities and earn dividend income. For example, the portfolio managers may elect to sell a security even if it results in a taxable gain if the managers determine the tax impact of the sale is outweighed by other factors (such as the investment risk of the security). Federal tax laws require the fund to make distributions of such gains and income to its shareholders on at least an annual basis. Distributions may be taxable as ordinary income, capital gains, or a combination of the two.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, the fund’s strategy assets currently do not include assets of other client accounts. In addition, if such assets are acquired in the future, they may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class	Advisor Class
Capital Value	1.10%	0.90%	1.07%(1)

[1]	From November 1, 2007 to December 2, 2007, the management fee was 0.85% of average net assets. From December 3, 2007 to October 31, 2008, the management fee was 1.10% of average net assets.

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Charles Ritter

Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since its inception. He joined American Century Investments as a portfolio manager in 1998. He has a bachelor’s degree in mathematics and a master’s degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.

Brendan Healy

Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2000. He joined American Century Investments in 2000 and became a portfolio manager in 2004. He has a bachelor’s degree in mechanical engineering from the University of Arizona and an MBA from the University of Texas – Austin. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments’ bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s Advisor Class is intended for purchase by participants in employer-sponsored retirement plans and for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that you may incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check, or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. The fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

▶Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Although the fund seeks to maximize long-term capital growth while minimizing taxable distributions, the fund nonetheless may make distributions to its shareholders. For example, the fund’s portfolio managers may elect to sell a security even if it results in a taxable gain if they determine the tax impact is outweighed by the investment risk of the security or by the availability of replacement securities that are a better value after considering the tax effect of the sale.

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by the fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains. Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class, Institutional Class and Advisor Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Advisor Class offered by this prospectus has a 12b-1 Plan. Under the Advisor Class Plan, the fund’s Advisor Class pays the distributor an annual fee of 0.25% of Advisor Class average net assets, for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make Advisor Class shares available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, the Advisor Class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The tables on the next few pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years.

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Capital Value Fund

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$8.78	$8.23	$7.15	$6.61	$5.86
Income From Investment Operations
Net Investment Income (Loss)(1)	0.14	0.13	0.12	0.10	0.09
Net Realized and Unrealized Gain (Loss)	(3.28)	0.65	1.14	0.51	0.72
Total From Investment Operations	(3.14)	0.78	1.26	0.61	0.81
Distributions
From Net Investment Income	(0.13)	(0.12)	(0.10)	(0.07)	(0.06)
From Net Realized Gains	(0.34)	(0.11)	(0.08)	—	—
Total Distributions	(0.47)	(0.23)	(0.18)	(0.07)	(0.06)
Net Asset Value, End of Period	$5.17	$8.78	$8.23	$7.15	$6.61

Total Return(2)	(37.52)%	9.66%	18.03%	9.29%	13.94%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.98%	1.52%	1.55%	1.42%	1.44%
Portfolio Turnover Rate	26%	15%	16%	28%	15%
Net Assets, End of Period (in thousands)	$185,569	$461,413	$466,803	$458,354	$255,504

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Capital Value Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$8.79	$8.24	$7.16	$6.62	$5.87
Income From Investment Operations
Net Investment Income (Loss)(1)	0.15	0.15	0.13	0.12	0.10
Net Realized and Unrealized Gain (Loss)	(3.28)	0.65	1.15	0.51	0.72
Total From Investment Operations	(3.13)	0.80	1.28	0.63	0.82
Distributions
From Net Investment Income	(0.15)	(0.14)	(0.12)	(0.09)	(0.07)
From Net Realized Gains	(0.34)	(0.11)	(0.08)	—	—
Total Distributions	(0.49)	(0.25)	(0.20)	(0.09)	(0.07)
Net Asset Value, End of Period	$5.17	$8.79	$8.24	$7.16	$6.62

Total Return(2)	(37.46)%	9.88%	18.24%	9.50%	14.15%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.18%	1.72%	1.75%	1.62%	1.64%
Portfolio Turnover Rate	26%	15%	16%	28%	15%
Net Assets, End of Period (in thousands)	$12,030	$28,077	$31,141	$37,523	$23,449

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Capital Value Fund

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$8.76	$8.21	$7.14	$6.60	$5.86
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.11	0.10	0.08	0.08
Net Realized and Unrealized Gain (Loss)	(3.28)	0.65	1.13	0.52	0.71
Total From Investment Operations	(3.16)	0.76	1.23	0.60	0.79
Distributions
From Net Investment Income	(0.11)	(0.10)	(0.08)	(0.06)	(0.05)
From Net Realized Gains	(0.34)	(0.11)	(0.08)	—	—
Total Distributions	(0.45)	(0.21)	(0.16)	(0.06)	(0.05)
Net Asset Value, End of Period	$5.15	$8.76	$8.21	$7.14	$6.60

Total Return(2)	(37.78)%	9.40%	17.62%	9.04%	13.60%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.73%	1.27%	1.30%	1.17%	1.19%
Portfolio Turnover Rate	26%	15%	16%	28%	15%
Net Assets, End of Period (in thousands)	$7,004	$16,059	$16,973	$14,744	$8,023

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Notes

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
Capital Value Fund
Investor Class	103	ACTIX	CapVal
Institutional Class	403	ACPIX	CapVal
Advisor Class	803	ACCVX	CapVal

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-63928  0903

March 1, 2009

American Century Investments Prospectus

NT Growth Fund

        The fund is available for purchase only by certain
        funds of funds advised by American Century Investments.
        The fund is closed to other investors.

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	5
Objectives, Strategies and Risks	6
Management	8
Investing with American Century Investments	10
Share Price and Distributions	12
Taxes	14
Financial Highlights	16

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers look for stocks of companies they believe will increase in value over time. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry.

The fund’s principal risks include

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	Tobacco Exclusion – The fund’s prohibition on tobacco-related investments may cause it to forego profitable investment opportunities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 6.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Institutional Class shares for each full calendar year in the life of the class. It indicates the volatility of the fund’s historical returns from year to year.

Institutional Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
NT Growth	7.82% (3Q 2007)	-22.96% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Institutional Class shares calculated three different ways.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison.  The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

Institutional Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-37.68%	-8.39%
Return After Taxes on Distributions	-37.76%	-8.81%
Return After Taxes on Distributions and Sale of Fund Shares	-24.39%	-7.05%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-10.70%

[1]	The inception date for the Institutional Class is May 12, 2006.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

There are no sales loads, fees or other charges

•	to buy fund shares directly from American Century Investments
•	to reinvest dividends in additional shares
•	to exchange into the same class of shares of other American Century Investments funds
•	to redeem your shares (other than a $10 fee to redeem by wire)

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(1)	Distribution and Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional Class	0.80%	None	0.01%	0.81%

[1]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[2]	Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

Example

The examples in the table below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Institutional Class	$83	$259	$450	$1,002

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers look for stocks of larger-sized companies they believe will increase in value over time.  In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection.  This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the fund may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of that fund could be affected.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The fund is not permitted to invest in certain tobacco-related securities. As a result, the fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund’s portfolio turnover rate also may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of the fund and the Growth fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Institutional Class
NT Growth	0.80%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Gregory J. Woodhams

Mr. Woodhams, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception. He joined American Century Investments in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.

E. A. Prescott LeGard

Mr. LeGard, Vice President and Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception. He joined American Century Investments in 1999 and became a portfolio manager in 2000. He has a bachelor’s degree in economics from DePauw University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing with American Century Investments

Purchase of Fund Shares

The fund is available for purchase only by certain funds of funds advised by American Century Investments. Transactions involving fund shares are effected using systems and procedures internal to American Century Investments.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

• within seven days of the purchase, or
• within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. A fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains.  Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions—including exchanges to other American Century Investments funds—are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

NT Growth Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$12.87	$10.57	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.04(2)	0.04	0.01
Net Realized and Unrealized Gain (Loss)	(4.19)	2.29	0.56
Total From Investment Operations	(4.15)	2.33	0.57
Distributions
From Net Investment Income	(0.03)	(0.03)	—
From Net Realized Gains	(0.56)	—	—
Total Distributions	(0.59)	(0.03)	—
Net Asset Value, End of Period	$ 8.13	$12.87	$10.57

Total Return(3)	(33.68)%	22.12%	5.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.38%	0.35%	0.36%(4)
Portfolio Turnover Rate	136%	140%	57%
Net Assets, End of Period (in thousands)	$83,440	$88,446	$58,983

[1]	May 12, 2006 (fund inception) through October 31, 2006.

[2]	Computed using average shares outstanding throughout the period.

[3]	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

[4]	Annualized.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room, Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code
NT Growth Fund
Institutional Class	432

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Institutional Class P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-3533 or 816-531-5575

CL-PRS-63918   0903

March 1, 2009

American Century Investments Prospectus

NT VistaSM Fund

        The fund is available for purchase only by certain funds
        of funds advised by American Century Investments.
        The fund is closed to other investors.

        The Securities and Exchange Commission
        has not approved or disapproved these
        securities or passed upon the
        adequacy of this prospectus.
        Any representation to
        the contrary is a
        criminal offense.

        American Century Investment
        Services, Inc., Distributor

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	5
Objectives, Strategies and Risks	6
Management	8
Investing with American Century Investments	10
Share Price and Distributions	12
Taxes	14
Financial Highlights	16

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks long-term capital growth.

What are the fund’s primary investment strategies
and principal risks?

The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry.

The fund’s principal risks include

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.
•
Mid Cap Stocks –  The fund invests in mid-sized and smaller companies which may present greater opportunities for capital growth than larger companies, but may be more volatile and subject to greater risk.

•	Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities.
•	Tobacco Exclusion – The fund’s prohibition on tobacco-related investments may cause it to forego profitable investment opportunities.
•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•
High Turnover – The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

▶	Portfolio turnover is a measure of how frequently a fund buys and sells portfolio securities.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 6.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Institutional Class shares for each full calendar year in the life of the class. It indicates the volatility of the fund’s historical returns from year to year.

Institutional Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
NT Vista	14.24% (2Q 2007)	-25.63% (4Q 2008)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Institutional Class shares calculated three different ways.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison.  The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Institutional Class
For the calendar year ended December 31, 2008	1 year	Life of Class(1)
Return Before Taxes	-48.05%	-13.56%
Return After Taxes on Distributions	-48.05%	-13.57%
Return After Taxes on Distributions and Sale of Fund Shares	-31.23%	-11.30%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-44.32%	-15.35%

[1]	The inception date for the Institutional Class is May 12, 2006.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how a fund will perform in the future.

For current performance information, please call us or visit americancentury.com.

Fees and Expenses

There are no sales loads, fees or other charges

•	to buy fund shares directly from American Century Investments
•	to reinvest dividends in additional shares
•	to exchange into the same class of shares of other American Century Investments funds
•	to redeem your shares (other than a $10 fee to redeem by wire)

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(1)	Distribution and Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional Class	0.80%	None	0.01%	0.81%

[1]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. For more information about the unified management fee, see The Investment Advisor under Management.

[2]	Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

Example

The examples in the table below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Institutional Class	$83	$259	$450	$1,002

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks long-term capital growth.

How does the fund pursue its investment objective?

The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century Investments' extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, the fund also considers companies demonstrating price strength relative to their peers. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The fund will usually purchase common stocks of companies that are medium-sized and smaller at the time of purchase, but it can purchase other types of securities as well. When determining the size of a company, the portfolio managers will consider, among other factors, the capitalization of the company and the amount of revenues as well as other information they obtain about the company.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets. Investments in foreign securities present some unique risks that are more fully described in the fund’s statement of additional information.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the portfolio managers believe it is prudent, the fund may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The fund generally limits its purchase of debt securities to investment-grade obligations. Futures contracts, a type of derivative security, can help the fund’s cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the statement of additional information.

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.

In the event of exceptional market or economic conditions, the fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

The fund generally invests in mid-size and smaller companies, which may be more volatile and subject to greater short-term risk. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.

The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

The fund’s portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the fund’s performance, and capital gains tax liabilities for the fund’s shareholders.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the fund invests in foreign securities, the overall risk of that fund could be affected.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The fund is not permitted to invest in certain tobacco-related securities. As a result, the fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management

Who manages the fund?

The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.

The Board of Directors

The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the directors are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Institutional Class
NT Vista	0.80%

A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Glenn A. Fogle

Mr. Fogle, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since its inception. He joined American Century Investments in 1990 and became a portfolio manager in 1993. He has a bachelor’s degree in business administration (management) and an MBA in finance from Texas Christian University. He is a CFA charterholder.

Bradley J. Eixmann

Mr. Eixmann, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2002 as an investment analyst. He became a Portfolio Manager in 2007. He has a bachelor’s degree in managerial studies and economics from Rice University and an MBA in finance from the University of Texas. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objectives of the fund may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies.

Investing with American Century Investments

Purchase of Fund Shares

The fund is available for purchase only by certain funds of funds advised by American Century Investments. Transactions involving fund shares are effected using systems and procedures internal to American Century Investments.

Redemptions

Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. A fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a “regulated investment company.” Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally pays distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains.  Unless applicable tax provisions are extended, all distributions of income will be taxed at ordinary income tax rates beginning in 2011.

▶	Qualified dividend income is a dividend received by the fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If the fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Financial Highlights

Understanding the Financial Highlights

The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

NT Vista Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.42	$9.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(0.04)(2)	(0.04)	(0.01)
Net Realized and Unrealized Gain (Loss)	(5.73)	4.46	(0.99)
Total From Investment Operations	(5.77)	4.42	(1.00)
Distributions
From Net Realized Gains	(0.03)	—	—
Net Asset Value, End of Period	$7.62	$13.42	$9.00

Total Return(3)	(43.09)%	49.11%	(10.00)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81%	0.80%	0.80%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35)%	(0.36)%	(0.27)%(4)
Portfolio Turnover Rate	183%	147%	109%
Net Assets, End of Period (in thousands)	$40,136	$44,652	$25,678

[1]	May 12, 2006 (fund inception) through October 31, 2006.

[2]	Computed using average shares outstanding throughout the period.

[3]	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

[4]	Annualized.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

The SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room, Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
NT Vista Fund
Institutional Class	455	ACLWX	NTVista

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Institutional Class P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-3533 or 816-531-5575

CL-PRS-63921   0903

March 1, 2009

American Century Investments Statement of Additional Information

American Century Mutual Funds, Inc.

Balanced Fund
Capital Growth Fund
Capital Value Fund
Focused Growth Fund
Fundamental Equity Fund
Giftrust® Fund
Growth Fund
Heritage Fund
New Opportunities Fund
New Opportunities II Fund
NT Growth Fund
NT VistaSM Fund
Select Fund
Ultra® Fund
Veedot® Fund
VistaSM Fund

This statement of additional information adds to the discussion in the funds’ prospectuses dated
March 1, 2009, but is not a prospectus. The statement of additional information should be read in conjunction with the funds’ current prospectuses. If you would like a copy of a prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century Investments’ Web site at americancentury.com.

This statement of additional information incorporates
by reference certain information that appears in
the funds’ annual reports, which are delivered to all investors.
You may obtain a free copy of the funds’ annual
reports by calling 1-800-345-2021.

American Century Investment Services, Inc., Distributor

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved

The Funds’ History	2
Fund Investment Guidelines	4
Capital Growth, Focused Growth, Fundamental Equity,
Giftrust, Growth, Heritage, New Opportunities, New Opportunities II,
NT Growth, NT Vista, Select, Ultra, Veedot and Vista	5
Balanced	5
Capital Value	6
Fund Investments and Risks	6
Investment Strategies and Risks	6
Investment Policies	27
Temporary Defensive Measures	30
Portfolio Turnover	30
Management	31
The Board of Directors	34
Ownership of Fund Shares	38
Code of Ethics	39
Proxy Voting Guidelines	39
Disclosure of Portfolio Holdings	41
The Funds’ Principal Shareholders	45
Service Providers	55
Investment Advisor	55
Portfolio Managers	60
Transfer Agent and Administrator	67
Sub-Administrator	75
Distributor	67
Custodian Banks	68
Independent Registered Public Accounting Firm	68
Brokerage Allocation	68
Regular Broker-Dealers	72
Information About Fund Shares	73
Multiple Class Structure	73
Buying and Selling Fund Shares	84
Valuation of a Fund’s Securities	85
Taxes	87
Federal Income Tax	87
State and Local Taxes	89
Financial Statements	90
Explanation of Fixed-Income Securities Ratings	90

The Funds’ History

American Century Mutual Funds, Inc. is a registered open-end management investment company that was organized in 1957 as a Delaware corporation under the name Twentieth Century Investors, Inc. On July 2, 1990, the company reorganized as a Maryland corporation, and in January 1997 it changed its name to American Century Mutual Funds, Inc. Throughout this statement of additional information we refer to American Century Mutual Funds, Inc. as the corporation.

Each fund described in this statement of additional information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.

Fund	Ticker Symbol	Inception Date
Balanced
Investor Class	TWBIX	10/20/1988
Institutional Class	ABINX	05/01/2000
Capital Growth
Investor Class	ACLIX	07/29/2005
Institutional Class	APLIX	07/29/2005
A Class	ACCGX	02/27/2004
B Class	ACGBX	02/27/2004
C Class	ACPGX	02/27/2004
R Class	APWRX	07/29/2005
Capital Value
Investor Class	ACTIX	03/31/1999
Institutional Class	ACPIX	03/01/2002
Advisor Class	ACCVX	05/14/2003
Focused Growth
Investor Class	AFSIX	02/28/2005
Institutional Class	AFGNX	09/28/2007
A Class	AFGAX	09/28/2007
B Class	AFGBX	09/28/2007
C Class	AFGCX	09/28/2007
R Class	AFGRX	09/28/2007
Fundamental Equity
Investor Class	AFDIX	07/29/2005
Institutional Class	AFEIX	07/29/2005
A Class	AFDAX	11/30/2004
B Class	AFDBX	11/30/2004
C Class	AFDCX	11/30/2004
R Class	AFDRX	07/29/2005
Giftrust
Investor Class	TWGTX	11/25/1983

Fund	Ticker Symbol	Inception Date
Growth
Investor Class	TWCGX	10/31/1958
Institutional Class	TWGIX	06/16/1997
R Class	AGWRX	08/29/2003
Advisor Class	TCRAX	06/04/1997
Heritage
Investor Class	TWHIX	11/10/1987
Institutional Class	ATHIX	06/16/1997
A Class	ATHAX	07/11/1997
B Class	ATHBX	09/28/2007
C Class	AHGCX	06/26/2001
R Class	ATHWX	09/28/2007
New Opportunities
Investor Class	TWNOX	12/26/1996
New Opportunities II
Investor Class	ANOIX	06/01/2001
Institutional Class	ANONX	05/18/2007
A Class	ANOAX	01/31/2003
B Class	ANOBX	01/31/2003
C Class	ANOCX	01/31/2003
R Class	ANORX	09/28/2007
NT Growth
Institutional Class	ACLTX	05/12/2006
NT Vista
Institutional Class	ACLWX	05/12/2006
Select
Investor Class	TWCIX	10/31/1958
Institutional Class	TWSIX	03/13/1997
A Class	TWCAX	08/08/1997
B Class	ABSLX	01/31/2003
C Class	ACSLX	01/31/2003
R Class	ASERX	07/29/2005

Fund	Ticker Symbol	Inception Date
Ultra
Investor Class	TWCUX	11/02/1981
Institutional Class	TWUIX	11/14/1996
A Class	TWUAX	10/02/1996
B Class	AULBX	09/28/2007
C Class	TWCCX	10/29/2001
R Class	AULRX	08/29/2003
Veedot
Investor Class	AMVIX	11/30/1999
Institutional Class	AVDIX	08/01/2000
Vista
Investor Class	TWCVX	11/25/1983
Institutional Class	TWVIX	11/14/1996
R Class	AVTRX	07/29/2005
Advisor Class	TWVAX	10/02/1996

FUND INVESTMENT GUIDELINES

This section explains the extent to which the funds’ advisor, American Century Investment Management, Inc., can use various investment vehicles and strategies in managing each fund’s assets. Descriptions of the investment techniques and risks associated with each appear in the section, Investment Strategies and Risks, which begins on page 6. In the case of the funds’ principal investment strategies, these descriptions elaborate upon discussions contained in the prospectuses.

Each fund, other than Veedot, is diversified as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

Veedot is nondiversified. Nondiversified means that a fund may invest a greater portion of its assets in a smaller number of securities than a diversified fund. Although Veedot’s portfolio managers expect that it will ordinarily satisfy the requirements of a diversified fund, its nondiversified status gives it more flexibility to invest heavily in the most attractive companies identified by the fund’s methodology.

To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year

(1)	no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and
(2)
with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) or it does not own more than 10% of the outstanding voting securities of a single issuer.

CAPITAL GROWTH, FOCUSED GROWTH, FUNDAMENTAL EQUITY, GIFTRUST, GROWTH, HERITAGE, NEW OPPORTUNITIES, NEW OPPORTUNITIES II, NT GROWTH, NT VISTA, SELECT, ULTRA, VEEDOT AND VISTA

In general, within the restrictions outlined here and in the funds’ prospectuses, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the advisor’s intention that each fund will generally consist of domestic and foreign common stocks, convertible securities and equity-equivalent securities. However, subject to the specific limitations applicable to a fund, the funds’ management teams may invest the assets of each fund in varying amounts in other instruments and may use other techniques, such as those reflected in the Fund Investments and Risks section, when such a course is deemed appropriate in order to pursue a fund’s investment objective. Senior securities that, in the opinion of the portfolio managers, are high-grade issues also may be purchased for defensive purposes.

So long as a sufficient number of acceptable securities are available, the portfolio managers intend to keep the funds fully invested, regardless of the movement of stock or bond prices, generally. However, should a fund’s investment methodology fail to identify sufficient acceptable securities, or for any other reason including the desire to take a temporary defensive position, the funds may invest their assets in money market and other short-term securities. See Temporary Defensive Measures, page 29. With regard to Veedot, the portfolio managers intend to keep the fund fully invested so long as the methodology identifies sufficient accelerating securities whose share price patterns suggest their stock prices are likely to increase in value. In most circumstances, each fund’s actual level of cash and cash equivalents will be less than 10%. The managers may use futures contracts as a way to expose each fund’s cash assets to the market while maintaining liquidity. The managers may not leverage a fund’s portfolio. See Derivative Securities, page 8, Futures and Options, page 12 and Short-Term Securities, page 23.

BALANCED

In general, within the restrictions outlined here and in the fund’s prospectus, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested. As a matter of fundamental policy, the managers will invest approximately 60% of the fund’s portfolio in equity securities and the remainder in bonds and other fixed-income securities. The equity portion of the fund generally will be invested in equity securities of publicly traded U.S. companies with a market capitalization greater than $2 billion. The fund’s investment approach may cause its equity portion to be more heavily invested in some industries than in others. However, it may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, as a diversified investment company, its investments in a single issue are limited, as described above in Fund Investment Guidelines. The portfolio managers also may purchase foreign securities, convertible securities, equity-equivalent securities, non-leveraged futures contracts and similar securities, and short-term securities.

The fixed-income portion of the fund generally will be invested in a diversified portfolio of high- and medium-grade government, corporate, mortgage-backed, asset-backed and similar securities. There are no maturity restrictions on the fixed-income securities in which the fund invests, but under normal conditions the weighted average maturity for the fixed-income portion of the fund will be in the 3-to-10-year range. The managers will actively manage the portfolio, adjusting the portfolio’s weighted average maturity in response to expected changes in interest rates. During periods of rising interest rates, or when rates are expected to rise, a shorter-weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund’s net asset value. When interest rates are falling, or expected to fall, and bond prices rising, or expected to rise, a longer-weighted average portfolio maturity may be adopted. The restrictions on the quality of the fixed-income securities the fund may purchase are described in the prospectus. For a description of the fixed-income securities rating system, see Explanation of Fixed-Income Securities Ratings, on page 90.

CAPITAL VALUE

The portfolio managers will invest primarily in stocks of medium to large companies that the managers believe are undervalued at the time of purchase. The portfolio managers will usually purchase common stocks of U.S. and foreign companies, but they can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity-equivalent securities, notes, bonds and other debt securities.

FUND INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

This section describes investment vehicles and techniques the portfolio managers can use in managing a fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund’s overall risk profile.

Asset-Backed Securities (ABS)

ABS are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. The value of an ABS is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an ABS held by the fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience losses or delays in receiving payment.

Some types of ABS may be less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

The risks of investing in ABS are ultimately dependent upon the repayment of loans by the individual or corporate borrowers. Although the fund would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

Asset-backed securities are generally issued in more than one class, each with different payment terms. Multiple class asset-backed securities may be used as a method of providing credit support through creation of one or more classes whose right to payments is made subordinate to the right to such payments of the remaining class or classes. Multiple classes also may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called strips (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with classes having characteristics such as floating interest rates or scheduled amortization of principal.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the fund. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A fund generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.

Debt Securities

Each of the funds may invest in debt securities when the portfolio managers believe such securities represent an attractive investment for the fund. The funds may invest in debt securities for income, or as a defensive strategy when the managers believe adverse economic or market conditions exist.

The value of debt securities in which the funds may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities generally will be limited to investment-grade obligations. Investment-grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Corporation), or, if not rated, are of equivalent investment quality as determined by the fund’s advisor. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

Balanced will invest at least 80% of the fund’s fixed-income assets in securities that are rated within the four highest categories by a nationally recognized statistical rating organization. Up to 15% may be invested in securities rated in the fifth category.

A high-yield security is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or determined by the investment advisor to be of similar quality. Issuers of these securities often have short financial histories or questionable credit. High-yield bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

In addition, the value of a fund’s investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. Depending upon the particular amount and type of fixed-income securities holdings of a fund, these changes may impact the net asset value of that fund’s shares.

Derivative Securities

To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative security is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

•	the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate;
•
the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment; and
•	the risk that the counterparty will fail to perform its obligations.

The funds’ Board of Directors has reviewed the advisor’s policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities and provides that a fund may not invest in a derivative security if it would be possible for a fund to lose more money than the notional value of the investment. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative securities to the Board of Directors as necessary.

Equity Equivalents

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include common stock, preferred stock, securities convertible into common stock, stock futures contracts and stock index futures contracts.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described in Foreign Securities, are an example of the type of derivative security in which a fund might invest.

Foreign Securities

The funds may invest an unlimited portion of their assets in the securities of issuers located in foreign countries, including foreign governments, when these securities meet its standards of selection. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts, depositary shares or similar instruments are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

The funds consider developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

Investments in foreign securities may present certain risks, including:

Currency Risk. The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.

Political and Economic Risk. The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

Market and Trading Risk. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

Ownership Risk. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

Emerging Markets Risk. Each fund may invest its holdings in securities of issuers located in emerging market (developing) countries. The funds consider “emerging market countries” to include all countries that are not considered by the advisor to be developed countries, which are listed in page 10.

Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that generally are less diverse and mature, and political systems that can be expected to be less stable than those of developed countries. Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or in certain instances, reversion to closed-market, centrally planned economies. Such countries may also have less protection of property rights than developed countries.

The economies of emerging market countries may be based predominantly on only a few industries or may be dependent on revenues from particular commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a relatively small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.

Forward Currency Exchange Contracts

Each fund may purchase and sell foreign currency on a spot (i.e., cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See Derivative Securities, page 8.

The funds expect to use forward currency contracts under two circumstances:

(1)
When the portfolio managers are purchasing or selling a security denominated in a foreign currency and wish to lock in the U.S. dollar price of that security, the portfolio managers would be able to enter into a forward currency contract to do so;

(2)
When the portfolio managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

In the second circumstance, when the portfolio managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward currency contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will generally cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the fund is not able to cover its forward currency positions with underlying portfolio securities, the fund will segregate on its records cash or other liquid assets having a value equal to the aggregate amount of the fund’s commitments under the forward currency contact.

The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward currency contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the portfolio managers believe that it is important to have flexibility to enter into such forward currency contracts when they determine that a fund’s best interests may be served.

When the forward currency contract matures, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward currency contract with the same currency trader that obligates the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security to make delivery of the foreign currency the fund is obligated to deliver.

Futures and Options

Each fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

•	protect against a decline in market value of the fund’s securities (taking a short futures position),
•	protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or
•	provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control a fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The portfolio managers may engage in futures and options transactions based on securities indices, provided that the transactions are consistent with the fund’s investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed-income funds, or the S&P 500® Index for equity funds. The managers also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.

In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the portfolio managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund’s return.

A fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio managers will seek to minimize these risks by limiting the futures contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the funds may write (or sell) call options that obligate them to sell (or deliver) the option’s underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options

Each fund may enter into futures contracts, options or options on futures contracts as permitted under the Commodity Futures Trading Commission rules. The funds have claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under that Act. To the extent required by law, each fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Initial Public Offerings

The funds may invest in initial public offerings (IPOs) of common stock or other equity securities issued by a company. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets.  In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While a fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs.  Investments in IPOs could have a magnified impact (either positive or negative) on performance if a fund’s assets are relatively small.  The impact of IPOs on a fund’s performance may tend to diminish as assets grow.

Inverse Floaters

The funds may hold inverse floaters. An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchases fixed-rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)
Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)
Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds.

Investment in Issuers with Limited Operating Histories

The funds may invest the following portions of their assets in the equity securities of issuers with limited operating histories: Balanced, Capital Growth, Focused Growth, Fundamental Equity, Growth, NT Growth, Select and Ultra up to 5%; Giftrust, Heritage, New Opportunities, New Opportunities II, NT Vista, Veedot and Vista up to 10%. Capital Value may invest an unlimited portion of its equity securities in issuers with limited operating histories. The managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund’s investments in a trust created for the purpose of pooling mortgage obligations would not be subject to the limitation.

Loans of Portfolio Securities

In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market except

•	through the purchase of debt securities in accordance with its investment objectives, policies and limitations, or
•	by engaging in repurchase agreements with respect to portfolio securities.

If a borrower defaults on a securities loan, the lending fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss.  Cash received as collateral through loan transactions may be invested in other  eligible securities.  Investing this cash subjects that investment to market appreciation or depreciation.  To minimize the risk of default on securities loans, the advisor, American Century Investment Management, Inc., adheres to the following guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern

(1)	the type and amount of collateral that must be received by the fund;
(2)	the circumstances under which additions to that collateral must be made by borrowers;
(3)	the return received by the fund on the loaned securities;
(4)	the limitations on the percentage of fund assets on loan; and
(5)	the credit standards applied in evaluating potential borrowers of portfolio securities.

In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

Mortgage-Backed Securities

Background

A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest during the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.

Because the timing and speed of principal repayments vary, the cash flow on mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.

As with other fixed-income securities, the prices of mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage-backed securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

A fund may receive principal sooner than it expected because of accelerated prepayments. Under these circumstances, the fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, a fund might miss an opportunity to earn interest at higher prevailing rates.

GNMA Certificates

The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934 (Housing Act), as amended, authorizes GNMA to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen’s

Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. GNMA has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.

GNMA certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (a) fixed-rate level payment mortgage loans; (b) fixed-rate graduated payment mortgage loans (GPMs); (c) fixed-rate growing equity mortgage loans (GEMs); (d) fixed-rate mortgage loans secured by manufactured (mobile) homes (MHs); (e) mortgage loans on multifamily residential properties under construction (CLCs); (f) mortgage loans on completed multifamily projects (PLCs); (g) fixed-rate mortgage loans that use escrowed funds to reduce the borrower’s monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

Fannie Mae Certificates

The Federal National Mortgage Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing. This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.

Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a government agency) of the following types: (a) fixed-rate level payment mortgage loans; (b) fixed-rate growing equity mortgage loans; (c) fixed-rate graduated payment mortgage loans; (d) adjustable-rate mortgage loans; and (e) fixed-rate mortgage loans secured by multifamily projects.

Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government. See Recent Events Regarding Fannie Mae and Freddie Mac below.

Freddie Mac Certificates

The Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily Freddie Mac certificates.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac. The mortgage loans underlying Freddie Mac certificates consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first-liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations composing another Freddie Mac certificate group.

Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate. Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on an underlying mortgage loan, but no later than 30 days following (a) foreclosure sale, (b) payment of a claim by any mortgage insurer, or (c) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit pledge of the U.S. government. See Recent Events Regarding Fannie Mae and Freddie Mac below.

Recent Events Regarding Fannie Mae and Freddie Mac

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship overseen by the Federal Housing Finance Agency (FHFA). In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into Senior Preferred Stock Purchase Agreements under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute up to $100 billion in funds to that company in an amount equal to the difference between such liabilities and assets. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage−backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage−backed securities issued by Fannie Mae and Freddie Mac will be successful.

Collateralized Mortgage Obligations (CMOs)

A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or Freddie Mac pass-through certificates; (b) unsecured mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs; (c) unsecuritized conventional mortgages; or (d) any combination thereof.

In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called tranches. Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven and 20 years.

As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a sequential pay or plain vanilla CMO.

Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

The final tranche of a CMO often takes the form of a Z-bond, also known as an accrual bond or accretion bond. Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche — known as a companion bond, support or non-PAC bond — that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

Floating-rate CMO tranches (floaters) pay a variable rate of interest that is usually tied to the LIBOR. Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. Super floaters (which float a certain percentage above LIBOR) and inverse floaters (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO.

The market values of IOs and POs are very sensitive to interest rate and prepayment rate fluctuations. POs, for example, increase (or decrease) in value as interest rates decline (or rise). The price behavior of these securities also depends on whether the mortgage collateral was purchased at a premium or discount to its par value. Prepayments on discount coupon POs generally are much lower than prepayments on premium coupon POs. IOs may be used to hedge a fund’s other investments because prepayments cause the value of an IO strip to move in the opposite direction from other mortgage-backed securities.

Commercial Mortgage-Backed Securities (CMBS)

CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like. Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments. They may be issued by U.S. government agencies or by private issuers. The credit quality of CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and those of the underlying assets. Examples include classes having characteristics such as floating interest rates or scheduled amortization of principal. Rating agencies rate the individual classes of the deal based on the degree of seniority or subordination of a particular class and other factors. The value of these securities may change because of actual or perceived changes in the creditworthiness of individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate and other factors.

Adjustable Rate Mortgage-Backed Securities

Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals.  Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based.  Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.  In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.  Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays.  Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates.  Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities.  In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage Dollar Rolls

The Balanced Fund may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities to financial institutions for delivery in the current month and simultaneously contracts to repurchase similar securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The fund will use the proceeds generated from the transaction to invest in high-quality, short duration investments, which may enhance the fund’s current yield and total return. Such investments may have a leveraging effect, increasing the volatility of the fund.

For each mortgage dollar roll transaction, a fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The portfolio managers will monitor the value of such securities to determine that the value equals or exceeds the mortgage dollar roll contract price.

A fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold.

Municipal Bonds

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

General Obligation (GO) bonds are issued by states, counties, cities, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. GO bonds are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue Bonds are not backed by an issuer’s taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and seaport facilities, schools and hospitals.

Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and seaport facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility’s operator to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

Some longer-term municipal bonds allow an investor to "put" or sell the security at a specified time and price to the issuer or other "put provider."  If a put provider fails to honor its commitment to purchase the security, the fund may have to treat the security's final maturity as its effective maturity, lengthening the fund's weighted average maturity and increasing the volatility of the fund.

Municipal Notes

Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. TANs usually are general obligations of the issuer. General obligations are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

Other Investment Companies

Each of the funds may invest in other investment companies, such as mutual funds, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to

•	3% of the total voting stock of any one investment company;
•	5% of the fund’s total assets with respect to any one investment company; and
•	10% of a fund’s total assets in the aggregate.

A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

Each fund may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs) and the Lehman Aggregate Bond ETF, with the same percentage limitations as investments in registered investment companies. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have management fees, which increase their cost.

Repurchase Agreements

Each fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

A repurchase agreement occurs when, at the time a fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund’s money is invested in the security.

Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund’s risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The funds will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the funds’ advisor.

Repurchase agreements maturing in more than seven days would count toward a fund’s 15% limit on illiquid securities.

Restricted and Illiquid Securities

The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds’ criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission (SEC) has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the portfolio managers. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for restricted securities is generally limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the portfolio managers will consider appropriate remedies to minimize the effect on such fund’s liquidity.

Short Sales

A fund may engage in short sales for cash management purposes only if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the fund’s custodian will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Short-Term Securities

In order to meet anticipated redemptions, anticipated purchases of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, these funds may invest a portion of their assets in money market and other short-term securities.

Examples of those securities include:

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities
•	Commercial Paper
•	Certificates of Deposit and Euro Dollar Certificates of Deposit
•	Bankers’ Acceptances
•	Short-term notes, bonds, debentures or other debt instruments
•	Repurchase agreements
•	Money market funds

Swap Agreements

Each fund may invest in swap agreements, consistent with its investment objective and strategies. A fund may enter into a swap agreement in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include, for example, interest rate swaps, under which fixed- or floating-rate interest payments on a specific principal amount are exchanged and total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset (usually an index, stock, bond or defined portfolio of loans and mortgages) in exchange for fee payments, often a variable stream of cashflows based on LIBOR.

The funds may enter into credit default swap agreements to hedge an existing position by purchasing or selling credit protection. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.

Whether a fund’s use of swap agreements will be successful depends on the advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds’ ability to use swap agreements. The swaps market is an evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tender Option Bonds

Tender Option Bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to money market funds. However, Capital Value may purchase these instruments.

TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating.

There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the portfolio managers monitor the credit quality of bonds underlying the funds’ TOB holdings and intend to sell or put back any TOB if the rating on the underlying bond falls below the second-highest rating category designated by a rating agency.

U.S. Government Securities

U.S. Treasury bills, notes, zero-coupon bonds and other bonds are direct obligations of the U.S. Treasury, which has never failed to pay interest and repay principal when due. Treasury bills have initial maturities of one year or less, Treasury notes from two to 10 years, and Treasury bonds more than 10 years. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

A number of U.S. government agencies and instrumentalities issue debt securities. These agencies generally are created by Congress to fulfill a specific need, such as providing credit to home buyers or farmers. Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit Banks and the Resolution Funding Corporation.

Some agency securities are backed by the full faith and credit of the U.S. government, and some are guaranteed only by the issuing agency. Agency securities typically offer somewhat higher yields than U.S. Treasury securities with similar maturities. However, these securities may involve greater risk of default than securities backed by the U.S. Treasury.

Interest rates on agency securities may be fixed for the term of the investment (fixed-rate agency securities) or tied to prevailing interest rates (floating-rate agency securities). Interest rate resets on floating-rate agency securities generally occur at intervals of one year or less, based on changes in a predetermined interest rate index.

Floating-rate agency securities frequently have caps limiting the extent to which coupon rates can be raised. The price of a floating-rate agency security may decline if its capped coupon rate is lower than prevailing market interest rates. Fixed- and floating-rate agency securities may be issued with a call date (which permits redemption before the maturity date). The exercise of a call may reduce an obligation’s yield to maturity.

Interest Rate Resets on Floating-Rate
U.S. Government Agency Securities

Interest rate resets on floating-rate U.S. government agency securities generally occur at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index. Commonly used indices include the three-month, six-month and one-year Treasury bill rates; the two-year Treasury note yield; the Eleventh District Federal Home Loan Bank Cost of Funds Index (EDCOFI); and the London Interbank Offered Rate (LIBOR). Fluctuations in the prices of floating-rate U.S. government agency securities are typically attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

Variable-, Floating- and Auction-Rate Securities

Variable- and floating-rate securities, including floating-rate notes, provide for periodic adjustments to the interest rate.  The adjustments are generally based on an index-linked formula, or determined through a remarketing process.

These types of securities may be combined with a put or demand feature that permits the fund to demand payment of principal plus accrued interest from the issuer or a financial institution.  One example is the variable-rate demand note (VRDN).  VRDNs combine a demand feature with an interest rate reset mechanism designed to result in a market value for the security that approximates par.  VRDNs are generally designed to meet the requirements of money market fund Rule 2a-7.

Auction Rate Securities (ARS) are variable rate bonds whose interest rates are reset at specified intervals through a Dutch auction process.  A Dutch auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the ARS to take place at par.  All accepted bids and holders of the ARS receive the same rate.  ARS holders rely on the liquidity generated by the Dutch auction.  There is a risk that an auction will fail due to insufficient demand for the securities.  If an auction fails, an ARS may become illiquid until either a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.

When-Issued and Forward Commitment Agreements

The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.

For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, buy/sell back transactions, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of that security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its record in an amount sufficient to meet the purchase price. To the extent a fund remains fully invested or almost fully invested at the same time it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Zero-Coupon and Step-Coupon Securities

The funds may purchase zero-coupon debt securities. Zero-coupon securities do not make regular cash interest payments, and are sold at a deep discount to their face value.

The fund may also purchase step-coupon or step-rate debt securities. Instead of having a fixed coupon for the life of the security, coupon or interest payments may increase to predetermined rates at future dates. The issuer generally retains the right to call the security. Some step-coupon securities are issued with no coupon payments at all during an initial period, and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value.

Although zero-coupon and certain step-coupon securities may not pay current cash income, federal income tax law requires the holder to include in income each year the portion of any original issue discount and other noncash income on such securities accrued during that year. In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code and avoid certain excise tax, the funds are required to make distributions of any original issue discount and other noncash income accrued for each year. Accordingly, the funds may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate a case to meet these distribution requirements.

INVESTMENT POLICIES

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the policies described below apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund’s assets will not be considered in determining whether it has complied with its investment policies.

For purposes of a fund’s investment policies, the party identified as the “issuer” of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an Industrial Development Bond, if the bond were backed only by the assets and revenues of a non-governmental user, the non-governmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and treated as an issue of the guaranteeing entity.

Fundamental Investment Policies

The funds’ fundamental investment policies are set forth below. These investment policies, a fund’s investment objective set forth in its prospectus, and a fund’s status as diversified may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

Subject	Policy
Senior Securities	A fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing
A fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending
A fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the fund’s total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate
A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration
A fund (except Focused Growth and Veedot) may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Underwriting
A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities
A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Control	A fund may not invest for purposes of exercising control over management.

For purposes of the investment policies relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend money to other American Century Investments-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.  For purposes of the funds’ investment policy relating to borrowing, short positions held by the funds are not considered borrowings.

For purposes of the investment policy relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

(a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations,

(b)	wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents,
(c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry, and
(d)	personal credit and business credit businesses will be considered separate industries.

Nonfundamental Investment Policies

In addition, the funds are subject to the following investment policies that are not fundamental and may be changed by the Board of Directors.

Subject	Policy
Leveraging	A fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
Liquidity
A fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales
A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin
A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Futures and Options
A fund may enter into futures contracts and write and buy put and call options relating to futures contracts. A fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more than the notional value of the investment.

Issuers with Limited Operating Histories
A fund may invest in the equity securities of issuers with limited operating histories. See Investment in Issuers with Limited Operating Histories under Fund Investments and Risks. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

For purposes of the funds’ investment policy relating to leveraging, short positions held by the funds are not considered borrowings.

The Investment Company Act imposes certain additional restrictions upon the funds’ ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes, each fund (except Balanced) may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, a fund may invest a portion of its assets in money market, cash, cash-equivalents or other short-term securities.

Examples of those securities include:

•	securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
•	commercial paper;
•	interest-bearing bank accounts or certificates of deposit;
•	short-term notes, bonds, or other debt instruments;
•	repurchase agreements; and
•	money market funds.

To the extent a fund assumes a defensive position, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

The portfolio turnover rate of each fund is listed in the Financial Highlights table in that fund’s prospectus.

Capital Value Fund

The portfolio managers of Capital Value seek to minimize realized capital gains by keeping portfolio turnover low and generally holding portfolio investments for long periods. Because a higher turnover rate may increase taxable capital gains, the managers carefully weigh the potential benefits of short-term investing against the tax impact such investing would have on the fund’s shareholders. However, the portfolio managers may sell securities to realize losses that can be used to offset realized capital gains. They will take such actions when they believe the tax benefits from realizing losses offset the near-term investment potential of that security.

Other Funds

With respect to each other fund, the managers may sell securities without regard to the length of time the security has been held. Accordingly, each fund’s portfolio turnover rate may be substantial.

The portfolio managers intend to purchase a given security whenever they believe it will contribute to the stated objective of a particular fund. In order to achieve each fund’s investment objective, the managers may sell a given security regardless of the length of time it has been held in the portfolio, and regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose because, among other things, it did not live up to the managers’ expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

When a general decline in security prices is anticipated, the equity funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a general rise in price levels is anticipated, the equity funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

Because investment decisions are based on a particular security’s anticipated contribution to a fund’s investment objective, the managers believe that the rate of portfolio turnover is irrelevant when they determine that a change is required to pursue the fund’s investment objective. As a result, a fund’s annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, because short-term capital gains are characterized as ordinary income.

Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.

Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook.

The decrease in Focused Growth’s portfolio turnover in 2008 was due to greater emphasis placed on less volatile inputs to the stock selection process.

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM, or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and appointed or re-appointed on an annual basis.

Interested Directors

James E. Stowers, Jr., 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1924

Position(s) Held with Funds: Director (since 1958) and Vice Chairman (since 2007)

Principal Occupation(s) During Past 5 Years: Founder, Co-Chairman, Director and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries

Number of Portfolios in Fund Complex Overseen by Director: 68

Other Directorships Held by Director: None

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1963

Position(s) Held with Funds: Director (since 2007) and President (since 2007)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: President, Chief Executive Officer and Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)

Number of Portfolios in Fund Complex Overseen by Director: 107

Other Directorships Held by Director: None

Independent Directors

Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1940

Position(s) Held with Funds: Director (since 1980)

Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC (real estate investment company); Managing Member, Brown Cascade Properties, LLC (real estate investment company); Retired, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Number of Portfolios in Fund Complex Overseen by Director: 68

Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1945

Position(s) Held with Funds: Director (since 1997)

Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest Research Institute (not-for-profit, contract research organization)

Number of Portfolios in Fund Complex Overseen by Director: 68

Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1942

Position(s) Held with Funds: Director (since 2007)

Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager) ; Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)

Number of Portfolios in Fund Complex Overseen by Director: 68

Other Directorships Held by Director:  Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1937

Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)

Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company ); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

Number of Portfolios in Fund Complex Overseen by Director: 68

Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1943

Position(s) Held with Funds: Director (since 2000)

Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder, Sayers40, Inc. (technology products and services provider)

Number of Portfolios in Fund Complex Overseen by Director: 68

Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1945

Position(s) Held with Funds: Director (since 1994)

Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint Corporation (telecommunications company)

Number of Portfolios in Fund Complex Overseen by Director: 68

Other Directorships Held by Director:  DST Systems, Inc.; Euronet Worldwide, Inc.; Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1946

Position(s) Held with Funds: Director (since 2008)

Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005); Chief Financial Officer, Vice President and Treasurer, Applied Industrial Technologies, Inc. (bearings and power transmission company) (1995 to 2003)

Number of Portfolios in Fund Complex Overseen by Director: 68

Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers

Barry Fink, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1955

Position(s) Held with Funds: Executive Vice President (since 2007)

Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries.

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1956

Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice President (since 2000)

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1957

Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President (since 2006)

Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1966

Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer (all since 2006)

Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111

Year of Birth: 1967

Position(s) Held with Funds: Tax Officer (since 1998)

Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting Officer,  ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior Vice President, ACIS

On December 23, 1999, American Century Services, LLC (ACS) entered into an agreement with DST Systems, Inc. (DST) under which DST would provide back-office software and support services for transfer agency services provided by ACS (the Agreement). ACS pays DST fees based in part on the number of accounts and the number and type of transactions processed for those accounts. For the calendar year ended December 31, 2008, DST received $22,978,854 in fees from ACS. DST’s total revenue for the calendar year ended December 31, 2008, was approximately $2.3 billion.

Ms. Strandjord is a director of DST and a holder of 22,772 shares and possesses options to acquire an additional 55,890 shares of DST common stock, the sum of which is less than one percent (1%) of the shares outstanding. Because of her official duties as a director of DST, she may be deemed to have an “indirect interest” in the Agreement. However, the Board of Directors of the funds was not required to nor did it approve or disapprove the Agreement, since the provision of the services covered by the Agreement is within the discretion of ACS. DST was chosen by ACS for its industry-leading role in providing cost-effective back-office support for mutual fund service providers such as ACS. DST is the largest mutual fund transfer agent, servicing more than 75 million mutual fund accounts on its shareholder recordkeeping system. Ms. Strandjord’s role as a director of DST was not considered by ACS; she was not involved in any way with the negotiations between ACS and DST; and her status as a director of either DST or the funds was not a factor in the negotiations. The Board of Directors of the funds has concluded that the existence of this Agreement does not impair Ms. Strandjord’s ability to serve as an independent director under the Investment Company Act.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the funds, it has hired the advisor to do so. The directors, in carrying out their fiduciary duty under the Investment Company Act, are responsible for approving new and existing management contracts with the funds’ advisor.

The board has the authority to manage the business of the funds on behalf of their investors, and it has all powers necessary or convenient to carry out that responsibility. Consequently, the directors may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds’ investors. They may fill vacancies in or reduce the number of board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more directors who may exercise the powers and authority of the board to the extent that the directors determine. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any committee of the board, to any agent or employee of the funds, or to any custodian, transfer or investor servicing agent, or principal underwriter. Any determination as to what is in the interests of the funds made by the directors in good faith shall be conclusive.

The Advisory Board

The funds also have an Advisory Board. Members of the Advisory Board, if any, function like fund directors in many respects, but do not possess voting power. Advisory Board members attend all meetings of the Board of Directors and the independent directors and receive any materials distributed in connection with such meetings. Advisory Board members may be considered as candidates to fill vacancies on the Board of Directors.

Committees

The board has five standing committees to oversee specific functions of the funds’ operations. Information about these committees appears in the table below. The director first named serves as chairman of the committee.

Committee: Executive

Members: Donald H. Pratt, M. Jeannine Strandjord, Jonathan S. Thomas

Function: The Executive Committee performs the functions of the Board of Directors between board meetings, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole board.

Number of Meetings Held During Last Fiscal Year: 1

Committee: Compliance and Shareholder Services

Members: M. Jeannine Strandjord, Andrea C. Hall, Ph.D., John R. Whitten, Donald H. Pratt

Function: The Compliance and Shareholder Services Committee reviews the results of the funds’ compliance program, reviews trends and significant shareholder and intermediary service and communication issues, and monitors the implementation of the funds’ Code of Ethics, including any violations.

Number of Meetings Held During Last Fiscal Year: 4

Committee: Audit

Members: Thomas A. Brown, Gale E. Sayers, James A. Olson

Function: The Audit Committee approves the engagement of the funds’ independent registered public accounting firm, recommends approval of such engagement to the independent directors, and oversees the activities of the funds’ independent registered public accounting firm. The committee receives reports from the advisor’s Internal Audit Department, which is accountable to the committee. The committee also receives reporting about compliance matters affecting the funds.

Number of Meetings Held During Last Fiscal Year: 4

Committee: Governance

Members: Andrea C. Hall, Ph.D., Donald H. Pratt, Gale E. Sayers

Function: The Governance Committee primarily considers and recommends individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the board, management (in the case of interested directors only) and shareholders. See Nominations of Directors below. This committee also reviews and makes recommendations to the board with respect to the composition of board committees and other board-related matters, including its organization, size, composition, responsibilities, functions and compensation.

Number of Meetings Held During Last Fiscal Year: 2

Committee: Fund Performance Review

Members: James A. Olson, Thomas A. Brown, Andrea C. Hall, Ph.D., Donald H. Pratt, Gale E. Sayers, M. Jeannine Strandjord, John R. Whitten

Function: The Fund Performance Review Committee reviews quarterly the investment activities and strategies used to manage fund assets. The committee regularly receives reports from portfolio managers and other investment personnel concerning the funds’ investments.

Number of Meetings Held During Last Fiscal Year: 4

Nominations of Directors

As indicated in the table above, the Governance Committee is responsible for identifying, evaluating and recommending qualified candidates for election to the funds’ Board of Directors. While the Governance Committee largely considers nominees from searches that it conducts, the Committee will consider director candidates submitted by shareholders. Any shareholder wishing to submit a candidate for consideration should send the following information to the Corporate Secretary, American Century Investments Funds, P.O. Box 410141, Kansas City, MO 64141 or by email to corporatesecretary@americancentury.com:

•	Shareholder’s name, the fund name and number of fund shares owned and length of period held;
•	Name, age and address of the candidate;
•
A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•
Any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	Number of fund shares owned by the candidate and length of time held;
•
A supporting statement which (i) describes the candidate’s reasons for seeking election to the Board of Directors and (ii) documents his/her ability to satisfy the director qualifications described in the board’s policy; and

•	A signed statement from the candidate confirming his/her willingness to serve on the Board of Directors.

The Corporate Secretary will promptly forward such materials to the Governance Committee chairman. The Corporate Secretary also will maintain copies of such materials for future reference by the Governance Committee when filling board positions.

Shareholders may submit potential director candidates at any time pursuant to these procedures. The Governance Committee will consider such candidates if a vacancy arises or if the board decides to expand its membership, and at such other times as the Governance Committee deems necessary or appropriate.

Compensation of Directors

The independent directors serve as directors for seven investment companies in the American Century Investments family of funds. James E. Stowers, Jr. and Jonathan S. Thomas are interested directors who serve as directors for seven investment companies and 15 investment companies, respectively, in the American Century Investments family of funds.  As interested directors, Mr. Stowers and Mr. Thomas do not receive any compensation from the funds for their service as directors. Each director who is not an interested person as defined in the Investment Company Act receives compensation for service as a member of the board of all such companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held. These fees and expenses are divided among these investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

The following table shows the aggregate compensation paid by the funds for the periods indicated and by the investment companies served by the board to each director who is not an interested person as defined in the Investment Company Act.

Aggregate Director Compensation for Fiscal Year Ended October 31, 2008
Name of Director	Total Compensation from the Funds(1)	Total Compensation from the American Century Investments Family of Funds(2)
Thomas A. Brown	$73,465	$165,667
Andrea C. Hall, Ph.D.	$71,462	$161,167
James A. Olson	$70,616	$159,167
Donald H. Pratt	$86,544	$195,167
Gale E. Sayers	$69,247	$156,167
M. Jeannine Strandjord	$74,337	$167,667
Timothy S. Webster(3)	$29,365	$66,833
John R. Whitten(4)	$35,642	$80,000

[1]
Includes compensation paid to the directors for the fiscal year ended October 31, 2008, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.

[2]
Includes compensation paid by the investment companies of the American Century Investments family of funds served by this board at the end of the fiscal year. The total amount of deferred compensation included in the preceding table is as follows: Mr. Brown, $25,533; Dr. Hall, $151,667; Mr. Olson, $159,167; Mr. Pratt, $23,125; Mr. Sayers, $156,167; and Mr. Webster, $16,617 and Mr. Whitten $59,000.

[3]	Mr. Webster resigned from the board on March 6, 2008.

[4]	Mr. Whitten joined the board on April 29, 2008.

The funds have adopted the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds.

All deferred fees are credited to an account established in the name of the directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century Investments funds that are selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director’s beneficiary or, if none, to the director’s estate.

The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have voluntarily funded their obligations. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

OWNERSHIP OF FUND SHARES

The directors owned shares in the funds as of December 31, 2008, as shown in the table below.

Name of Directors
	James E. Stowers, Jr.	Jonathan S. Thomas(1)	Thomas A. Brown(1)	Andrea C. Hall, Ph.D.(1)
Dollar Range of Equity Securities in the Funds:
Balanced	A	A	B	C
Capital Growth	A	B	A	A
Capital Value	A	A	B	A
Focused Growth	A	B	B	A
Fundamental Equity	A	B	A	A
Giftrust	A	A	A	A
Growth	A	D	C	C
Heritage	A	B	C	A
New Opportunities	A	A	A	A
New Opportunities II	A	E	C	C
NT Growth	A	A	A	A
NT Vista	A	A	A	A
Select	A	B	C	A
Ultra	A	B	B	C
Veedot	A	B	C	A
Vista	E	B	C	D
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

[1]	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

Name of Directors
	James A. Olson	Donald H. Pratt(1)	Gale E. Sayers(1)	M. Jeannine Strandjord(1)	John R. Whitten(1)
Dollar Range of Equity Securities in the Funds:
Balanced	A	A	A	A	A
Capital Growth	A	A	A	A	A
Capital Value	A	A	A	B	A
Focused Growth	A	A	A	A	A
Fundamental Equity	A	A	A	A	A
Giftrust	A	A	A	A	A
Growth	A	A	A	A	A
Heritage	A	C	A	A	A
New Opportunities	A	A	A	A	A
New Opportunities II	A	C	A	A	A
NT Growth	A	A	A	A	A
NT Vista	A	A	A	A	A
Select	A	A	A	A	A
Ultra	A	A	A	C	A
Veedot	A	C	A	A	C
Vista	C	A	A	B	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	A	E	D

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

[1]	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

CODE OF ETHICS

The funds, their investment advisor, principal underwriter and, if applicable, subadvisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments.

PROXY VOTING GUIDELINES

The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The advisor attempts to consider all factors of its vote that could affect the value of the investment. The funds’ Board of Directors has approved the advisor’s proxy voting guidelines to govern the advisor’s proxy voting activities.

The advisor and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting guidelines specifically address these considerations and establish a framework for the advisor’s consideration of the vote that would be appropriate for the funds. In particular, the proxy voting guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•	Election of Directors
•	Ratification of Selection of Auditors
•	Equity-Based Compensation Plans
¡ Anti-Takeover Proposals
¡ Cumulative Voting
¡ Staggered Boards
¡ “Blank Check” Preferred Stock
¡ Elimination of Preemptive Rights
¡ Non-targeted Share Repurchase
¡ Increase in Authorized Common Stock
¡ “Supermajority” Voting Provisions or Super Voting Share Classes
¡ “Fair Price” Amendments
¡ Limiting the Right to Call Special Shareholder Meetings
¡ Poison Pills or Shareholder Rights Plans
¡ Golden Parachutes
¡ Reincorporation
¡ Confidential Voting
¡ Opting In or Out of State Takeover Laws
•	Shareholder Proposals Involving Social, Moral or Ethical Matters
•	Anti-Greenmail Proposals
•	Changes to Indemnification Provisions
•	Non-Stock Incentive Plans
•	Director Tenure
•	Directors’ Stock Options Plans
•	Director Share Ownership

Finally, the proxy voting guidelines establish procedures for voting of proxies in cases in which the advisor may have a potential conflict of interest. Companies with which the advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century Investments votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

In addition, to avoid any potential conflict of interest that may arise when one American Century Investments fund owns shares of another American Century Investments fund, the advisor will “echo vote” such shares, if possible. That is, it will vote the shares in the same proportion as the vote of all other holders of the shares. Shares of American Century Investments “NT” funds will be voted in the same proportion as the vote of the shareholders of the corresponding American Century Investments policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of Growth Fund shareholders. In all other cases, the shares will be voted in direct consultation with a committee of the independent directors of the voting fund.

A copy of the advisor’s proxy voting guidelines and information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the About Us page at americancentury.com. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The advisor (ACIM) has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.

Distribution to the Public

Full portfolio holdings for each fund will be made available for distribution 30 days after the end of each calendar quarter, and will be posted on americancentury.com at approximately the same time. This disclosure is in addition to the portfolio disclosure in annual and semi-annual shareholder reports, and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on americancentury.com at the time the filings are made.

Top 10 holdings for each fund will be made available for distribution 30 days after the end of each month, and will be posted on americancentury.com at approximately the same time.

Portfolio characteristics that are derived from portfolio holdings but do not identify any specific security will be made available for distribution 15 days after the end of the period to which such data relates.  Characteristics that identify any specific security will be made available 30 days after the end of the period to which such data relates.  Characteristics in both categories will generally be posted on americancentury.com at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.

Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings only in annual and semi-annual shareholder reports and on Form N-Q.  These funds will make long holdings available for distribution 30 days after the end of each calendar quarter, but the funds will keep short holdings confidential.  Top 10 long holdings and portfolio characteristics will be made available for distribution in accordance with the policies set forth above.

So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.

Accelerated Disclosure

The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.

Ongoing Arrangements

Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analyses of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.

In such cases, accelerated disclosure is permitted if the service provider enters an appropriate non-disclosure agreement with the funds’ distributor in which it agrees to treat the information confidentially until the public distribution date and represents that the information will be used only for the legitimate services provided to its clients (i.e., not for trading). Non-disclosure agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate non-disclosure agreement has been obtained from each recipient identified in the reports.

Those parties who have entered into non-disclosure agreements as of February 3, 2009, are as follows:

•	AIG Retirement Advisors, Inc.
•	AIG Retirement Services Company
•	American Fidelity Assurance Co.
•	Ameritas Life Insurance Corporation
•	Annuity Investors Life Insurance Company
•	Asset Services Company L.L.C.
•	AUL/American United Life Insurance Company
•	Bell Globemedia Publishing
•	Bellwether Consulting, LLC
•	Bidart & Ross
•	Callan Associates, Inc.
•	Cambridge Financial Services, Inc.
•	Capital Cities, LLC
•	Charles Schwab & Co., Inc.
•	Cleary Gull Inc.
•	Commerce Bank, N.A.
•	Connecticut General Life Insurance Company
•	Consulting Services Group, LLC
•	Defined Contribution Advisors, Inc.
•	DWS Investments Distributors, Inc.
•	EquiTrust Life Insurance Company
•	Evaluation Associates, LLC
•	Evergreen Investment Management Company, LLC
•	Farm Bureau Life Insurance Company
•	First MetLife Investors Insurance Company
•	Fund Evaluation Group, LLC
•	The Guardian Life Insurance & Annuity Company, Inc.
•	Hammond Associates, Inc.
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Insurance Company of America
•	Iron Capital Advisors
•	J.P. Morgan Retirement Plan Services LLC
•	Jefferson National Life Insurance Company
•	Jeffrey Slocum & Associates, Inc.
•	John Hancock Financial Services, Inc.
•	Kansas City Life Insurance Company
•	Kmotion, Inc.
•	Liberty Life Insurance Company
•	The Lincoln National Life Insurance Company

•	Lipper Inc.
•	Massachusetts Mutual Life Insurance Company
•	Merrill Lynch
•	MetLife Investors Insurance Company
•	MetLife Investors Insurance Company of California
•	Midland National Life Insurance Company
•	Minnesota Life Insurance Company
•	Morgan Keegan & Co., Inc.
•	Morgan Stanley & Co., Incorporated
•	Morningstar Associates LLC
•	Morningstar Investment Services, Inc.
•	National Life Insurance Company
•	Nationwide Financial
•	New England Pension Consultants
•	The Newport Group
•	Northwestern Mutual Life Insurance Co.
•	NYLIFE Distributors, LLC
•	Principal Life Insurance Company
•	Prudential Financial
•	RiverSource Investments
•	Rocaton Investment Advisors, LLC
•	RogersCasey, Inc.
•	S&P Financial Communications
•	Security Benefit Life Insurance Co.
•	Smith Barney
•	SunTrust Bank
•	Symetra Life Insurance Company
•	Trusco Capital Management
•	Union Bank of California, N.A.
•	The Union Central Life Insurance Company
•	Vestek Systems, Inc.
•	Wachovia Bank, N.A.
•	Wells Fargo Bank, N.A.

Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:

(1)	Full holdings quarterly as soon as reasonably available;
(2)	Full holdings monthly as soon as reasonably available;
(3)	Top 10 holdings monthly as soon as reasonably available; and
(4)	Portfolio characteristics monthly as soon as reasonably available.

The types, frequency and timing of disclosure to such parties vary. In most situations, the information provided pursuant to a non-disclosure agreement is limited to certain portfolio characteristics and/or top 10 holdings, which information is provided on a monthly basis. In limited situations, and when approved by a member of the legal department and responsible chief investment officer, full holdings may be provided.

Single Event Requests

In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.

In addition, the advisor occasionally may work with a transition manager to move a large account into or out of a fund. To reduce the impact to the fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. The advisor may provide accelerated holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate non-disclosure agreement.

Service Providers

Various service providers to the funds and the funds’ advisor must have access to some or all of the funds’ portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the funds’ custodian (daily, with no lag), auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the funds and the advisor are provided elsewhere in this statement of additional information.

Additional Safeguards

The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders. First, the frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. Second, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly. Finally, the funds’ Board of Directors exercises oversight of disclosure of the funds’ portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.

Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.

The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.

THE FUNDS’ PRINCIPAL SHAREHOLDERS

As of January 30, 2009, the following shareholders owned more than 5% of the outstanding shares of a class of a fund. The table shows shares owned of record. Beneficial ownership of which American Century Investments is aware appears in a footnote to the table.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Balanced
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	7%
Institutional Class
	JPM Chase Manhattan Bank NA TR Lorillard Inc. Hourly Paid Employees PSP & Trust New York, New York	86%
	Orchard Trust Company LLC TR Greenwood Village, Colorado	10%
Capital Growth
Investor Class
	Opthalmic Plastic and Sarsep IRA Richard P. Carroll Minneapolis, Minnesota	19% (1)
	National Financial Services Corp. New York, New York	13%
	Roger W. Rolke & Judith B. Rolke, TR Rolke Family Living Trust Houston, Texas	6%
Institutional Class
	National Financial Services LLC New York, New York	83%
	American Century Investment Management, Inc. Kansas City, Missouri	17% (1)
A Class
	Charles Schwab & Co., Inc. San Francisco, California	41%
B Class
	LPL Financial Services San Diego, California	10%
	MLPF&S, Inc. Jacksonville, Florida	10%
	Charles Schwab & Co., Inc. San Francisco, California	5%

[1]	Shares owned of record and beneficially.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Capital Growth
C Class
	MLPF&S Inc Jacksonville, Florida	36%
	AG Edwards & Sons Inc. FBO RRF Investments LLC St. Louis, Missouri	9%
	I.R.A. Ralph W. Blakemore Techachapl, California	7% (1)
	Ralph W. Blakemore & Ella Jane Blakemore, TR Techachapl, California	6%
R Class
	American Century Investment Management, Inc. Kansas City, Missouri	56% (1)
	Mary Rossettini FBO Advance Housing Inc. 401K Hackensack, New Jersey	18%
	MG Trust Company Cust. FBO Lynne P. Clark MD PS 401K Plan Denver, Colorado	21%
Capital Value
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	26%
	Saxon & Co Philadelphia, Pennsylvania	10%
Institutional Class
	Saxon & Co Philadelphia, Pennsylvania	61%
	National Financial Services Corp New York, New York	30%
	Charles Schwab & Co., Inc. San Francisco, California	7%
Advisor Class
	Nationwide Trust Company FSB Columbus, Ohio	84%
	Charles Schwab & Co., Inc. San Francisco, California	14%
Focused Growth
Investor Class
	None
Institutional Class
	American Century Investment Management, Inc. Kansas City, Missouri	100%(1)
A Class
	Charles Schwab & Co. Inc. San Francisco, California	78%
	American Enterprise Investment Svcs Minneapolis, Minnesota	7%
	American Enterprise Investment Svcs Minneapolis, Minnesota	6%

[1]	Shares owned of record and beneficially.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Focused Growth
B Class
	American Century Investment Management, Inc. Kansas City, Missouri	44%(1)
	Pershing LLC Jersey City, New Jersey	25%
	American Enterprise Investment Svcs Minneapolis, Minnesota	10%
	American Enterprise Investment Svcs Minneapolis, Minnesota	10%
	Nevada Marketers Info IRA Simple Craig A. Garcia Oceanside, California	7%(1)
C Class
	Pershing LLC Jersey City, New Jersey	71%
	American Century Investment Management, Inc. Kansas City, Missouri	24%(1)
R Class
	American Century Investment Management, Inc. Kansas City, Missouri	100%(1)
Fundamental Equity
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	27%
	National Financial Services Corp New York, New York	24%
	Fidelity FIIOC TR Covington, Kentucky	14%
	MLPF&S Jacksonville, Florida	8%
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, California	84%
	Mori & Co. Kansas City, Missouri	12%
A Class
	Charles Schwab & Co., Inc. San Francisco, California	85%
B Class
	MLPF&S Inc. Jacksonville, Florida	8%
C Class
	MLPF&S Inc. Jacksonville, Florida	34%
R Class
	National Financial Services Corp New York, New York	70%
	GPC Securities Inc. Agent for Reliance Trust Company FBO Northside Ford 401K Plan Atlanta, Georgia	12%

[1]	Shares owned of record and beneficially.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Giftrust
Investor Class
	None
Growth
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	7%
Institutional Class
	Prudential Investment Mgmt Svc Newark, New Jersey	52%
	JP Morgan Chase Bank TR Aurora Healthcare Inc. Kansas City, Missouri	23%
	JP Morgan Chase Bank TR Avon Personal Savings Account Plan Trust New York, New York	10%
	JP Morgan Chase Bank TR Employees Ret Plan of Bose Corp New York, New York	5%
R Class
	ING Life Insurance and Annuity Co Windsor, Connecticut	52%
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 006 Plumbers and Steamfitters Atlanta, Georgia	21%
	MLPF&S Inc. Jacksonville, Florida	20%
Advisor Class
	Charles Schwab & Co., Inc. San Francisco, California	7%
	Nationwide Trust Company FSB Columbus, Ohio	8%
Heritage
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	8%
	National Financial Services Corp. New York, New York	6%
Institutional Class
	Chase Manhattan Bank Trustee The Linde Savings & Investment Plan New York, New York	31%
	Trustees of American Century P/S & 401(k) Savings Plan & Trust Kansas City, Missouri	16%
	JP Morgan Chase Trustee Brown and Caldwell Employee Stock Ownership Plan New York, New York	13%
	JP Morgan Chase Bank Trustee NATCO Group Profit Sharing and Savings Plan Kansas City, Missouri	11%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Heritage
Institutional Class
	Saxon & Co Philadelphia, Pennsylvania	6%
	JPMorgan Chase Bank Trustee Fitch Inc. 401K Plan and Trust Kansas City, Missouri	5%
A Class
	Charles Schwab & Co., Inc. San Francisco, California	38%
B Class
	None
C Class
	MLPF&S, Inc. Jacksonville, Florida	8%
R Class
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 764 A. Rifkin Company Wilkes Barre, Pennsylvania	20%
	Wachovia Bank Charlotte, North Carolina	11%
	Capital Bank & Trust Company TTEE Entrepreneur Media Inc. 401K Ret Plan Greenwood Village, Colorado	10%
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 764 FNF Construction Inc. Tempe, Arizona	9%
	MG Trust Company FBO Hypower Inc. 401K Retirement PL Denver, Colorado	7%
	MG Trust Company FBO Bay Tact Corporation Denver, Colorado	5%
New Opportunities
Investor Class
	None
New Opportunities II
Investor Class
	MLPF&S, Inc. Jacksonville, Florida	21%
	Leroy C. Kopp Edina, Minnesota	20%(1)
	Charles Schwab & Co Inc. San Francisco, California	11%
	US Bank Trustee Private Asset O/A Platform Milwaukee, Wisconsin	8%

[1]	Shares owned of record and beneficially.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
New Opportunities II
Institutional Class
	Patterson & Co - Omnibus Cash Charlotte, North Carolina	72%
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	13%
	National Financial Services LLC New York, New York	8%
A Class
	Charles Schwab & Co., Inc. San Francisco, California	45%
B Class
	None
C Class
	MLPF&S Inc. Jacksonville, Florida	20%
R Class
	Wachovia Bank Charlotte, North Carolina	50%
	Commerce Trust Co TTEE/Counsel Trust Co as Custo FBO Tower Properties Company 401K Plan Pittsburgh, Pennsylvania	8%
	Pershing LLC Jersey City, New Jersey	8%
NT Growth
Institutional Class
	American Century Serv Corp LIVESTRONGª 2025 Portfolio NT Growth Omnibus Kansas City, Missouri	30%(1)
	American Century Serv Corp LIVESTRONGª 2035 Portfolio NT Growth Omnibus Kansas City, Missouri	20%(1)
	American Century Serv Corp LIVESTRONGª 2015 Portfolio NT Growth Omnibus Kansas City, Missouri	16%(1)
	American Century Serv Corp LIVESTRONGª 2045 Portfolio NT Growth Omnibus Kansas City, Missouri	12%(1)
	American Century Serv Corp LIVESTRONGª 2030 Portfolio NT Growth Omnibus Kansas City, Missouri	7%(1)
	American Century Serv Corp LIVESTRONGª 2020 Portfolio NT Growth Omnibus Kansas City, Missouri	6%(1)
	American Century Serv Corp LIVESTRONGª Income Portfolio NT Growth Omnibus Kansas City, Missouri	6%(1)

[1]	Shares owned of record and beneficially.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
NT Vista
Institutional Class
	American Century Serv Corp LIVESTRONGª 2025 Portfolio NT Vista Omnibus Kansas City, Missouri	30%(1)
	American Century Serv Corp LIVESTRONGª 2035 Portfolio NT Vista Omnibus Kansas City, Missouri	21%(1)
	American Century Serv Corp LIVESTRONGª 2015 Portfolio NT Vista Omnibus Kansas City, Missouri	16%(1)
	American Century Serv Corp LIVESTRONGª 2045 Portfolio NT Vista Omnibus Kansas City, Missouri	12%(1)
	American Century Serv Corp LIVESTRONGª 2020 Portfolio NT Vista Omnibus Kansas City, Missouri	7%(1)
	American Century Serv Corp LIVESTRONGª 2030 Portfolio NT Vista Omnibus Kansas City, Missouri	6%(1)
	American Century Serv Corp LIVESTRONGª Income Portfolio NT Vista Omnibus Kansas City, Missouri	5%(1)
Select
Investor Class
	None
Institutional Class
	Northwestern Mutual Life Milwaukee, Wisconsin	61%
	Maroon Inc. Milwaukee, Wisconsin	36%
A Class
	UMB Bank NA Topeka, Kansas	32%
	Charles Schwab & Co., Inc. San Francisco, California	12%
	Security Benefit Life Insurance Co Topeka, Kansas	7%
B Class
	None

[1]	Shares owned of record and beneficially.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Select
C Class
	MLPF&S Inc. Jacksonville, Florida	24%
	First Clearing LLC Diana M Caray IRA FCC as Custodian Orland Park, Illinois	8%
	LPL Financial Services San Diego, California	7%
R Class
	American Century Investment Management, Inc. Kansas City, Missouri	55%(1)
	Profit Sharing 401K S-3 RPSA MT Cuba Center Inc. 401K Ret Trust Rick J. Lewandowski Hockessin, Delaware	19%
	Profit Sharing 401K S-3 RPSA MT Cuba Center Inc. 401K Ret Trust Marcie J. Weigelt Hockessin, Delaware	10%
Ultra
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	7%
Institutional Class
	FIIOC c/o Fidelity Investments Covington, Kentucky	41%
	Trustees of America Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	17%
	National Financial Services, LLC New York, New York	12%
	JPM Chase Manhattan Bank NA TTEE Lorillard Inc. Hourly Paid Employees PSP & Trust New York, New York	10%
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 820 Anritsu Company Morgan Hill, California	7%
A Class
	Nationwide Trust Company FSB Columbus, Ohio	24%
	ING Life Insurance and Annuity Co Windsor, Connecticut	8%
	Charles Schwab & Co., Inc. San Francisco, California	7%
	UMB Bank NA Topeka, Kansas	6%

[1]	Shares owned of record and beneficially.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Own
Ultra
B Class
	American Century Investment Management, Inc. Kansas City, Missouri	32%(1)
	American Enterprise Investment Svcs Minneapolis, Minnesota	27%
	American Enterprise Investment Svcs Minneapolis, Minnesota	20%
	Pershing, LLC Jersey City, New Jersey	13%
	American Enterprise Investment Svcs Minneapolis, Minnesota	6%
C Class
	UBS Financial Services Inc. FBO UBS-FINSVC CUST FBO David E. McCash Weehawken, New Jersey	9%
R Class
	Massachusetts Mutual Life Insurance Springfield, Massachusetts	28%
	ING Life Insurance and Annuity Co. Hartford, Connecticut	18%
	State Street Bank Trust Co Custodian for Symetra Retirement Plans Kansas City, Missouri	11%
	MLPF&S Jacksonville, Florida	14%
	ING National Trust Windsor, Connecticut	7%
	DWS Trust Co TR Wentworth Property Management Corp 401K Savings Plan Salem, New Hampshire	7%
	DWS Trust Co Trustee FBO Association & Society Mgmt Inc. 401K Profit Sharing Plan Salem, New Hampshire	5%
Veedot
Investor Class
	None
Institutional Class
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	90%

[1]	Shares owned of record and beneficially.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Vista
Investor Class
	John Hancock Life Ins Co. USA Boston, Massachusetts	14%
Institutional Class
	Prudential Investment Management SVC Newark, New Jersey	33%
	Delaware Charter Guarantee & Trust Des Moines, Iowa	12%
	National Financial Services Corp New York, New York	9%
	Trustees of American Century P/S and 401K Savings Plan and Trust Kansas City, Missouri	6%
R Class
	Hartford Life Insurance Company Hartford, Connecticut	43%
	Delaware Charter Guarantee & Trust Des Moines, Iowa	6%
	Delaware Charter Guarantee & Trust FBO Principal Financial Group Qualified FIA Omnibus Des Moines, Iowa	10%
	ING Enhanced K-Choice Trustee Reliance Trust Company Somerset, New Jersey	9%
Advisor Class
	National Financial Services LLC New York, New York	25%
	Trustar/Delaware Charter FBO Principal Financial Group Wilmington, Delaware	12%
	Delaware Charter Guarantee & Trust FBO Various Qualified Plans Des Moines, Iowa	9%
	Oklahoma Public Employees Retirement System Board of Trustees FBO OK State Employees Def Comp Plan Greenwood Village, Colorado	7%
	Charles Schwab & Co., Inc. San Francisco, California	6%

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a fund’s outstanding shares. The funds are unaware of any shareholders, beneficial or of record, who own more than 25% of the voting securities of the corporation. A shareholder owning of record or beneficially more than 25% of the corporation’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. As of January 30, 2009, the officers and directors of the funds, as a group, owned less than 1% of any class of a fund’s outstanding shares.

SERVICE PROVIDERS

The funds have no employees. To conduct the funds’ day-to-day activities, the corporation has hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.

ACIM, ACS and ACIS are wholly owned, directly or indirectly, by ACC. James E. Stowers, Jr., controls ACC by virtue of his ownership of a majority of its voting stock.

INVESTMENT ADVISOR

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.

For services provided to each fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. The amount of the fee is calculated daily and paid monthly in arrears. For each fund with a stepped fee schedule, the rate of the fee is determined by applying the formula indicated in the table below. This formula takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). For a fund with a corresponding NT fund, strategy assets for both funds also include the assets of the other. The use of strategy assets, rather than fund assets, in calculating the fee rate for a particular fund could allow the fund to realize scheduled cost savings more quickly. However, it is possible that a fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate. The management fee schedules for the funds appear below.

Fund	Class	Percentage of Strategy Assets
Balanced	Investor	0.900% of first $1 billion 0.800% over $1 billion
	Institutional	0.700% of first $1 billion 0.600% over $1 billion
Capital Growth	Investor, A, B, C and R
1.000% of first $2.5 billion
0.995% of next $2.5 billion
0.980% of next $2.5 billion
0.970% of next $2.5 billion
0.960% of next $2.5 billion
0.950% of next $2.5 billion
0.940% of next $2.5 billion
0.930% of next $2.5 billion
0.920% of next $2.5 billion
0.910% of next $2.5 billion
0.900% of next $5 billion
0.800% over $30 billion

Institutional
0.800% of first $2.5 billion
0.795% of next $2.5 billion
0.780% of next $2.5 billion
0.770% of next $2.5 billion
0.760% of next $2.5 billion
0.750% of next $2.5 billion
0.740% of next $2.5 billion
0.730% of next $2.5 billion
0.720% of next $2.5 billion
0.710% of next $2.5 billion
0.700% of next $5 billion
0.600% over $30 billion

Fund	Class	Percentage of Strategy Assets
Capital Value	Investor and Advisor	1.10% of first $500 million 1.00% of next $500 million 0.90% over $1 billion
	Institutional	0.90% of first $500 million 0.80% of next $500 million 0.70% over $1 billion
Focused Growth	Investor, A, B, C and R
1.000% of first $2.5 billion
0.995% of next $2.5 billion
0.980% of next $2.5 billion
0.970% of next $2.5 billion
0.960% of next $2.5 billion
0.950% of next $2.5 billion
0.940% of next $2.5 billion
0.930% of next $2.5 billion
0.920% of next $2.5 billion
0.910% of next $2.5 billion
0.900% of next $5 billion
0.800% over $30 billion

Institutional
0.800% of first $2.5 billion
0.795% of next $2.5 billion
0.780% of next $2.5 billion
0.770% of next $2.5 billion
0.760% of next $2.5 billion
0.750% of next $2.5 billion
0.740% of next $2.5 billion
0.730% of next $2.5 billion
0.720% of next $2.5 billion
0.710% of next $2.5 billion
0.700% of next $5 billion
0.600% over $30 billion

Fundamental Equity	Investor, A, B, C and R
1.000% of first $2.5 billion
0.995% of next $2.5 billion
0.980% of next $2.5 billion
0.970% of next $2.5 billion
0.960% of next $2.5 billion
0.950% of next $2.5 billion
0.940% of next $2.5 billion
0.930% of next $2.5 billion
0.920% of next $2.5 billion
0.910% of next $2.5 billion
0.900% of next $5 billion
0.800% over $30 billion

Institutional
0.800% of first $2.5 billion
0.795% of next $2.5 billion
0.780% of next $2.5 billion
0.770% of next $2.5 billion
0.760% of next $2.5 billion
0.750% of next $2.5 billion
0.740% of next $2.5 billion
0.730% of next $2.5 billion
0.720% of next $2.5 billion
0.710% of next $2.5 billion
0.700% of next $5 billion
0.600% over $30 billion

Fund	Class	Percentage of Strategy Assets
Giftrust	Investor	1.00%
Growth	Investor, R and Advisor
1.000% of first $2.5 billion
0.995% of next $2.5 billion
0.980% of next $2.5 billion
0.970% of next $2.5 billion
0.960% of next $2.5 billion
0.950% of next $2.5 billion
0.940% of next $2.5 billion
0.930% of next $2.5 billion
0.920% of next $2.5 billion
0.910% of next $2.5 billion
0.900% of next $5 billion
0.800% over $30 billion

	Institutional
0.800% of first $2.5 billion
0.795% of next $2.5 billion
0.780% of next $2.5 billion
0.770% of next $2.5 billion
0.760% of next $2.5 billion
0.750% of next $2.5 billion
0.740% of next $2.5 billion
0.730% of next $2.5 billion
0.720% of next $2.5 billion
0.710% of next $2.5 billion
0.700% of next $5 billion
0.600% over $30 billion

Heritage	Investor, A, B, C and R	1.000%
	Institutional	0.800%
New Opportunities	Investor	1.50% of the first $250 million 1.25% of next $250 million 1.15% of next $250 million 1.10% over $750 million
New Opportunities II	Investor, A, B, C and R	1.50% of the first $250 million 1.25% of next $250 million 1.15% of next $250 million 1.10% over $750 million
	Institutional	1.30% of the first $250 million 1.05% of next $250 million 0.95% of next $250 million 0.90% over $750 million
NT Growth	Institutional
0.800% of first $2.5 billion
0.795% of next $2.5 billion
0.780% of next $2.5 billion
0.770% of next $2.5 billion
0.760% of next $2.5 billion
0.750% of next $2.5 billion
0.740% of next $2.5 billion
0.730% of next $2.5 billion
0.720% of next $2.5 billion
0.710% of next $2.5 billion
0.700% of next $5 billion
0.600% over $30 billion

Fund	Class	Percentage of Strategy Assets
NT Vista	Institutional	0.800%
Select	Investor, A, B, C and R
1.000% of first $2.5 billion
0.995% of next $2.5 billion
0.980% of next $2.5 billion
0.970% of next $2.5 billion
0.960% of next $2.5 billion
0.950% of next $2.5 billion
0.940% of next $2.5 billion
0.930% of next $2.5 billion
0.920% of next $2.5 billion
0.910% of next $2.5 billion
0.900% of next $5 billion
0.800% over $30 billion

Institutional
0.800% of first $2.5 billion
0.795% of next $2.5 billion
0.780% of next $2.5 billion
0.770% of next $2.5 billion
0.760% of next $2.5 billion
0.750% of next $2.5 billion
0.740% of next $2.5 billion
0.730% of next $2.5 billion
0.720% of next $2.5 billion
0.710% of next $2.5 billion
0.700% of next $5 billion
0.600% over $30 billion

Ultra	Investor, A, B, C and R
1.000% of first $2.5 billion
0.995% of next $2.5 billion
0.980% of next $2.5 billion
0.970% of next $2.5 billion
0.960% of next $2.5 billion
0.950% of next $2.5 billion
0.940% of next $2.5 billion
0.930% of next $2.5 billion
0.920% of next $2.5 billion
0.910% of next $2.5 billion
0.900% of next $5 billion
0.800% over $30 billion

Institutional
0.800% of first $2.5 billion
0.795% of next $2.5 billion
0.780% of next $2.5 billion
0.770% of next $2.5 billion
0.760% of next $2.5 billion
0.750% of next $2.5 billion
0.740% of next $2.5 billion
0.730% of next $2.5 billion
0.720% of next $2.5 billion
0.710% of next $2.5 billion
0.700% of next $5 billion
0.600% over $30 billion

Fund	Class	Percentage of Strategy Assets
Veedot	Investor	1.250% of first $500 million 1.100% of next $500 million 1.000% over $1 billion
	Institutional	1.050% of first $500 million 0.900% of next $500 million 0.800% over $1 billion
Vista	Investor, R and Advisor	1.000%
	Institutional	0.800%

On each calendar day, each class of each fund accrues a management fee that is equal to the class’s management fee rate (as calculated pursuant to the above schedules) times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The management fee is the sum of the daily fee calculations for each day of the previous month.

The management agreement between the corporation and the advisor shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of fund shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by

(1)	the funds’ Board of Directors, or a majority of outstanding shareholder votes (as defined in the Investment Company Act) and
(2)
the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds’ Board of Directors or a majority of outstanding shareholder votes may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.

The management agreement states the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, render services to others, and devote time and attention to any other business whether of a similar or dissimilar nature.

Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

Unified management fees incurred by each fund for the fiscal periods ended October 31, 2008, 2007 and 2006, are indicated in the following tables.

Unified Management Fees
Fund	2008	2007	2006
Balanced	$5,100,209	$5,870,157	$5,782,526
Capital Growth	$81,441	$50,232	$33,211
Capital Value	$3,839,144	$5,747,106	$5,305,197
Focused Growth	$122,232	$140,160	$159,456
Fundamental Equity	$3,829,383	$1,580,110	$180,758
Giftrust	$12,209,669	$11,762,039	$10,065,867
Growth	$39,862,749	$46,402,122	$46,259,000
Heritage	$26,737,488	$16,988,392	$11,269,954
New Opportunities	$3,255,975	$3,765,077	$3,862,970
New Opportunities II	$7,322,789	$4,777,631	$1,686,269
NT Growth	$713,028	$570,006	$179,563(1)
NT Vista	$337,299	$276,321	$80,530(1)
Select	$22,788,211	$26,006,186	$31,941,131
Ultra	$81,238,791	$118,308,574	$178,208,765
Veedot	$1,972,537	$2,078,775	$2,629,600
Vista	$31,090,495	$26,029,418	$23,255,266

[1]	Fees accrued from May 12, 2006 (inception) through October 31, 2006.

PORTFOLIO MANAGERS

Accounts Managed

The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. Unless otherwise noted, these accounts do not have an advisory fee based on the performance of the account.

Accounts Managed (As of October 31, 2008)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Justin M. Brown	Number of Accounts	1	0	3
	Assets	$280.2 million(1)	N/A	$61.5 million(2)
Bradley J. Eixmann	Number of Accounts	7	0	2
	Assets	$2.8 billion(3)	N/A	$86.9 million
Matthew Ferretti	Number of Accounts	2	0	0
	Assets	$606.0 million(4)	N/A	N/A
Glenn A. Fogle	Number of Accounts	7	0	2
	Assets	$2.8 billion(3)	N/A	$86.9 million
Robert Gahagan	Number of Accounts	19	2	0
	Assets	$9.4 billion(5)	$122.1 million	N/A
Brendan Healy	Number of Accounts	11	1	3
	Assets	$2.8 billion(6)	$188.1 million	$131.3 million
David M. Hollond	Number of Accounts	3	0	1
	Assets	$2.8 billion(7)	N/A	$1.5 million
Brian Howell	Number of Accounts	13	2	0
	Assets	$6.3 billion (5)	$122.1 million	N/A
Keith Lee(8)	Number of Accounts	1	0	0
	Assets	$1.6 billion(9)	N/A	N/A
E. A. Prescott LeGard	Number of Accounts	7	0	6
	Assets	$5.2 billion(10)	N/A	$688.9 million(2)
Michael Li(8)	Number of Accounts	1	0	0
	Assets	$1.6 billion(9)	N/A	N/A
Steve Lurito(11)	Number of Accounts	2	0	0
	Assets	$5.7 billion(12)	N/A	N/A
David MacEwen	Number of Accounts	10	1	0
	Assets	$3.0 billion(5)	$33.3 million	N/A
William Martin	Number of Accounts	7	1	4
	Assets	$3.4 billion(5)	$33.3 million	$13.2 million
Michael Orndorff	Number of Accounts	1	0	1
	Assets	$669.1 million(13)	N/A	$1.3 million
Stephen Pool	Number of Accounts	4	1	1
	Assets	$127.0 million(14)	$118.6 million	$606,096

Accounts Managed (As of October 31, 2008)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Joseph Reiland	Number of Accounts	2	0	1
	Assets	$289.4 million(15)	N/A	$798,906
Charles Ritter	Number of Accounts	11	1	3
	Assets	$2.8 billion(6)	$188.1 million	$131.3 million
John Small, Jr.	Number of Accounts	5	1	1
	Assets	$165.7 million(16)	$88.8 million	$742,971
Stafford Southwick	Number of Accounts	2	0	0
	Assets	$606.0 million(4)	N/A	N/A
Thomas P. Vaiana	Number of Accounts	10	2	3
	Assets	$3.5 billion(5)	$94.6 million	$126.8 million
Greg Walsh	Number of Accounts	3	0	0
	Assets	$2.8 billion(7)	N/A	N/A
Gregory J. Woodhams	Number of Accounts	8	0	7
	Assets	$5.2 billion(17)	N/A	$689.7 million(2)

[1]	Includes $280.2 million in Fundamental Equity.

[2]	One of the accounts included in the total, with assets of $20.5 million, has a performance-based advisory fee.

[3]	Includes $40.1 million in NT Vista and $2.3 billion in Vista.

[4]	Includes $147.0 million in New Opportunities and $459.0 million in New Opportunities II.

[5]	Includes $446.7 million in Balanced.

[6]	Includes $205.2 million in Capital Value.

[7]	Includes $1.7 billion in Heritage and $803.8 million in Giftrust.

[8]	As of January 6, 2009, Mssrs. Lee and Li manage three registered investment companies with a total value of $6.9 billion, including $5.1 billion in Ultra and $1.5 billion in Select.

[9]	Includes $1.6 billion in Select.

[10]	Includes $11.7 million in Capital Growth, $280.2 million in Fundamental Equity, $3.0 billion in Growth and $83.3 million in NT Growth.

[11]	As of January 6, 2009, Mr. Lurito manages five registered investment companies with a total value of $7.0 billion, including $5.1 billion in Ultra and $1.5 billion in Select.

[12]	Includes $5.4 billion in Ultra.

[13]	Information is provided as of February 17, 2009. Includes $669.1 million in Giftrust.

[14]	Information is provided as of February 16, 2009. Includes $81.6 million in Veedot.

[15]	Includes $9.2 million in Focused Growth and $280.2 million in Fundamental Equity.

[16]	Includes $103.9 million in Veedot.

[17]	Includes $11.7 million in Capital Growth, $9.2 million in Focused Growth, $280.2 million in Fundamental Equity, $3.0 billion in Growth and $83.3 million in NT Growth.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Compensation

American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of October 31, 2008, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. Fund investment performance is generally measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups, such as those indicated below. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods.

Fund	Benchmarks	Peer Group (1)
Balanced	S&P 500 Index Citigroup Broad Investment Grade Index	Morningstar Moderate Allocation
Capital Growth	Russell 1000 Growth Index	Morningstar Large-Cap Growth
Capital Value	Russell 1000 Value Index	Morningstar Large Value
Focused Growth	Russell 1000 Growth Index	Morningstar Large-Cap Growth
Fundamental Equity	S&P 500 Index	Morningstar Large-Cap Blend
Giftrust	Russell 3000 Growth Index(2)	Morningstar Mid-Cap Growth
Growth	Russell 1000 Growth Index	Morningstar Large-Cap Growth
Heritage	Russell Midcap Growth Index	Morningstar Mid-Cap Growth
New Opportunities	Russell 2000 Growth Index	Morningstar Small-Cap Growth
New Opportunities II	Russell 2000 Growth Index	Morningstar Small-Cap Growth
NT Growth(3)	N/A	N/A
NT Vista(3)	N/A	N/A
Select	Russell 1000 Growth Index	Morningstar Large-Cap Growth
Ultra	Russell 1000 Growth Index	Morningstar Large-Cap Growth
Veedot	Russell 3000 Index	Morningstar Mid-Cap Growth
Vista	Russell Midcap Growth Index	Morningstar Mid-Cap Growth

[1]
Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

[2]	In March 2009, the fund’s benchmark changed from the Russell Midcap Growth Index to the Russell 3000 Growth Index.

[3]	Performance of NT Growth and NT Vista is not separately considered in determining portfolio manager compensation.

Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.

A second factor in the bonus calculation relates to the performance of a number of American Century Investments funds managed according to one of the following investment styles: U.S. growth, U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

The following table indicates the dollar range of securities of each fund beneficially owned by the fund’s portfolio managers as of October 31, 2008, the fund’s most recent fiscal year end.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Balanced
Robert V. Gahagan(1)	A
Brian Howell(1)	A
G. David MacEwen(1)	A
William Martin(1)	A
Thomas P. Vaiana(1)	A
Capital Growth
E. A. Prescott LeGard(1)	A
Gregory J. Woodhams(1)	A

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	This portfolio manager serves on a team that oversees a number of funds in the same broad investment strategy and is not expected to invest in each such fund.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Capital Value
Brendan Healy	E
Charles Ritter	E
Focused Growth
Joseph Reiland	C
Gregory J. Woodhams	D
Fundamental Equity
Justin M. Brown	B
E. A. Prescott LeGard	B
Joseph Reiland	B
Gregory J. Woodhams	B
Giftrust
David M. Hollond(1)	A
Michael Orndorff(2)	C
Growth
E. A. Prescott LeGard	F
Gregory J. Woodhams	E
Heritage
David M. Hollond	D
Greg Walsh	C
New Opportunities
Matthew Ferretti	C
Stafford Southwick	E
New Opportunities II
Matthew Ferretti	B
Stafford Southwick	E
NT Growth
E. A. Prescott LeGard(1)	A
Gregory J. Woodhams(1)	A
NT Vista
Bradley J. Eixmann(1)	A
Glenn A. Fogle(1)	A
Select
Keith Lee	D
Michael Li	D
Steve Lurito(3)	B
Ultra
Keith Lee(3)	C
Michael Li(3)	A
Steve Lurito	D
Veedot
Stephen Pool(4)	C
John Small, Jr.	E
Vista
Bradley J. Eixmann	C
Glenn A. Fogle	G

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	This portfolio manager serves on a team that oversees a number of funds in the same broad investment strategy and is not expected to invest in each such fund.

[2]	Information is provided as of February 17, 2009.

[3]	Information is provided as of January 6, 2009.

[4]	Information is provided as of February 16, 2009.

TRANSFER AGENT AND ADMINISTRATOR

American Century Services, LLC (ACS), 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software and personnel for the day-to-day administration of the funds and the advisor. The advisor pays ACS’s costs for serving as transfer agent and dividend-paying agent for the funds out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 55.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.

SUB-ADMINISTRATOR

The advisor has entered into a Mutual Funds Services Agreement with J.P.Morgan Investor Services Co.  (JPMIS) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund.  The advisor pays JPMIS a monthly fee on a per fund basis as compensation for these services.  While ACS continues to serve as the administrator of the funds, JPMIS provides sub-administrative services that were previously undertaken by ACS.

DISTRIBUTOR

The funds’ shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.

The distributor is the principal underwriter of the funds’ shares. The distributor makes a continuous, best-efforts underwriting of the funds’ shares. This means the distributor has no liability for unsold shares. The advisor pays ACIS’s costs for serving as principal underwriter of the funds’ shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 55. ACIS does not earn commissions for distributing the funds’ shares.

Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services that would otherwise be provided by the distributor or its affiliates. The distributor may pay fees out of its own resources to such financial intermediaries for providing these services.

CUSTODIAN BANKS

JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, New York 11245, serves as custodian of the funds’ cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by JPMorgan Chase Bank.  Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, also serves as custodian of the funds’ cash to facilitate purchases and redemptions of fund shares. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians. JPMorgan Chase Bank is paid based on the monthly average of assets held in custody plus a transaction fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is the independent registered public accounting firm of the funds. The address of Deloitte & Touche LLP is 1100 Walnut Street, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, Deloitte & Touche LLP provides services including

(1)	auditing the annual financial statements for each fund, and
(2)	assisting and consulting in connection with SEC filings.

BROKERAGE ALLOCATION

The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services.  Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges.  The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions.  The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios.  In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:

•	applicable commission rates and other transaction costs charged by the broker-dealer
•
value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)

•	timeliness of the broker-dealer's trade executions
•	efficiency and accuracy of the broker-dealer’s clearance and settlement processes
•	broker-dealer’s ability to provide data on securities executions
•	financial condition of the broker-dealer
•	the quality of the overall brokerage and customer service provided by the broker-dealer

In transactions to buy and sell fixed-income securities, the selection of the broker- dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved.  The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields.   The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.

On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace.  In evaluating the reasonableness of commission rates, the advisor considers:

•	rates quoted by broker-dealers
•	the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved
•	the ability of a broker-dealer to execute large trades while minimizing market impact
•	the complexity of a particular transaction
•	the nature and character of the markets on which a particular trade takes place
•	the level and type of business done with a particular firm over a period of time
•	the ability of a broker-dealer to provide anonymity while executing trades
•	historical commission rates
•	rates that other institutional investors are paying, based on publicly available information

The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.  On a semi-annual basis, each member of the advisor’s portfolio management team rates the quality of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts.  The resulting scores are used to rank these broker-dealers on a broker research list.  In the event that the advisor has determined that best execution for a particular transaction may be obtained by more than one broker-dealer, the advisor may consider the relative positions of the broker-dealer on this list in determining the party through which to execute the transaction.  Actual business received by any firm may be more or less than other broker-dealers with a similar rank.    Execution-only brokers are used where deemed appropriate.

In the fiscal years ended October 31, 2008, 2007 and 2006, the brokerage commissions including, as applicable, futures commissions, of each fund are listed in the following table.

Fund	2008	2007	2006
Balanced	$259,719	$385,300	$439,725
Capital Growth	$9,904	$7,599	$5,152
Capital Value	$133,774	$75,861	$83,746
Focused Growth	$7,888	$22,092	$29,590
Fundamental Equity	$237,684	$367,791	$31,045
Giftrust	$1,676,978	$2,151,278	$2,640,353
Growth	$3,824,255	$5,469,265	$6,865,524
Heritage	$3,703,948	$3,052,314	$3,009,195
New Opportunities	$381,556	$707,149	$1,193,718
New Opportunities II	$1,007,442	$937,381	$535,289
NT Growth	$93,091	$89,828	$41,638(1)
NT Vista	$60,888	$49,881	$18,545(1)
Select	$1,140,144	$2,361,456	$6,551,215
Ultra	$9,358,031	$11,111,973	$10,265,645
Veedot	$359,424	$391,506	$748,463
Vista	$4,146,337	$3,605,390	$5,111,559

[1]	May 12, 2006 (inception) through October 31, 2006.

Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors. The decrease in brokerage commissions paid by Focused Growth, Select and New Opportunities over the last three fiscal years is due to decreased portfolio turnover for each fund. The fluctuation in brokerage commissions paid by Fundamental Equity over the last three fiscal years corresponds with fluctuations in the fund's assets.

The funds’ distributor (ACIS) and investment advisor (ACIM) are wholly owned, directly or indirectly, by ACC. JPMorgan Chase & Co. (JPM) is an equity investor in ACC. The funds paid J.P. Morgan Securities Inc. (JPMS) and JPMorgan Cazenove Limited (JPMC), subsidiaries of JPM, the following brokerage commissions for the fiscal years ended October 31, 2008, 2007 and 2006.

	2008		2007		2006
Fund	JPMS	JPMC	JPMS	JPMC	JPMS	JPMC
Balanced	$0	$0	$0	$0	$0	$0
Capital Growth	$626	$0	$73	$0	$0	$0
Capital Value	$2,995	$0	$480	$0	$0	$0
Focused Growth	$512	$0	$0	$0	$0	$0
Fundamental Equity	$15,012	$0	$1,434	$1,818	$50	$0
Giftrust	$139,380	$0	$25,820	$0	$22,764	$0
Growth	$211,897	$0	$65,087	$0	$0	$0
Heritage	$321,782	$0	$31,918	$0	$27,547	$0
New Opportunities	$10,846	$0	$11,181	$0	$14,106	$0
New Opportunities II	$31,984	$0	$11,395	$0	$8,587	$0
NT Growth	$5,189	$0	$1,018	$0	$0(1)	$0
NT Vista	$5,626	$0	$315	$0	$0(1)	$0
Select	$126,854	$0	$32,875	$0	$51,195	$0
Ultra	$1,011,371	$0	$150,475	$0	$0	$0
Veedot	$3,315	$0	$0	$0	$0	$0
Vista	$378,854	$0	$22,969	$0	$32,570	$0

[1]	May 12, 2006 (inception) through October 31, 2006.

For the fiscal year ended October 31, 2008, the following table shows the percentage of each fund’s aggregate brokerage commissions paid to JPMS and JPMC and the percentage of each fund’s aggregate dollar amount of portfolio transactions involving the payment of commissions effected through JPMS.

	Percentage of Brokerage Commissions		Percentage of Dollar Amount of Portfolio Transactions
Fund	JPMS	JPMC	JPMS	JPMC
Balanced	0%	0%	0%	0%
Capital Growth	6.32%	0%	2.11%	0%
Capital Value	2.24%	0%	0.74%	0%
Focused Growth	6.49%	0%	1.83%	0%
Fundamental Equity	6.32%	0%	0.74%	0%
Giftrust	8.31%	0%	3.10%	0%
Growth	5.54%	0%	2.22%	0%
Heritage	8.69%	0%	3.22%	0%
New Opportunities	2.84%	0%	0.77%	0%
New Opportunities II	3.17%	0%	0.85%	0%
NT Growth	5.57%	0%	2.01%	0%
NT Vista	9.24%	0%	3.65%	0%
Select	11.13%	0%	5.04%	0%
Ultra	10.81%	0%	5.21%	0%
Veedot	0.92%	0%	0.55%	0%
Vista	9.14%	0%	3.97%	0%

REGULAR BROKER-DEALERS

As of the end of its most recently completed fiscal year, each of the funds listed below owned securities of its regular brokers or dealers (as defined by Rule 10b-1 under the Investment Company Act of 1940) or of their parent companies.

Fund	Broker, Dealer or Parent	Value of Securities Owned As of October 31, 2008 (in thousands)
Balanced	Bank of America Corp.	$3,962
	Charles Schwab Corp.	$840
	Citigroup Global Markets Holdings, Inc.	$2,782
	Credit Suisse First Boston LLC	$497
	General Electric Capital Corp.	$567
	Goldman Sachs & Co.	$1,147
	J.P.Morgan Chase	$4,650
	Merrill Lynch & Co., Inc.	$1,588
	Morgan Stanley	$927
	Raymond James Financial Services, Inc.	$1,300
	Wachovia Corp.	$813
Capital Growth	Banc of America Securities LLC	$33
	Citigroup Global Markets Holdings, Inc.	$25
Capital Value	Bank of America Corp.	$5,624
	Citigroup Global Markets Holdings, Inc.	$4,954
	Goldman Sachs & Co.	$1,785
	J.P. Morgan Chase	$7,648
	Merrill Lynch & Co., Inc.	$1,446
	Morgan Stanley	$1,492
Focused Growth	None
Fundamental Equity	Ameriprise Financial Inc.	$2,441
	Bank of America	$4,087
	Charles Schwab Corp.	$2,697
Giftrust	Charles Schwab Corp.	$4,287
	Merrill Lynch & Co., Inc.	$3,523
	Morgan Stanley	$1,090
	Raymond James & Associates	$7,692
Growth	Bank of America Corp.	$9,465
	Citigroup Global Markets Holdings, Inc.	$7,181
Heritage	Charles Schwab Corp.	$9,723
	Merrill Lynch & Co., Inc.	$7,891
	Morgan Stanley	$2,388
	Raymond James & Associates	$16,733

Fund	Broker, Dealer or Parent	Value of Securities Owned As of October 31, 2008 (in thousands)
New Opportunities	None
New Opportunities II	None
NT Growth	Banc of America Securities LLC	$254
	Citigroup Global Markets Holdings, Inc.	$192
NT Vista	Charles Schwab Corp.	$285
	Raymond James Financial Services, Inc.	$277
Select	Citigroup Global Markets Holdings, Inc.	$4,112
	J.P.Morgan Chase	$20,898
Ultra	Banc of America Securities LLC	$25,499
	Charles Schwab Corp.	$76,423
	Goldman Sachs $ Co.	$53,928
	J.P.Morgan Chase	$59,276
Veedot	None
Vista	Charles Schwab Corp.	$16,558
	Raymond James Financial Services, Inc.	$16,280

INFORMATION ABOUT FUND SHARES

Each of the funds named on the front of this statement of additional information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure, which follows. Additional funds and classes may be added without a shareholder vote.

Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so investors holding more than 50% of the corporation’s (all funds’) outstanding shares may be able to elect a Board of Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment. The election of directors is determined by the votes received from all the corporation’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

The assets belonging to each series are held separately by the custodian and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund, upon its liquidation or dissolution, proportionate to his or her share ownership interest in the fund.

MULTIPLE CLASS STRUCTURE

The corporation’s Board of Directors has adopted a multiple class plan pursuant to Rule 18f-3 adopted by the SEC. The plan is described in the prospectus of any fund that offers more than one class. Pursuant to such plan, the funds may issue up to seven classes of shares: Investor Class, Institutional Class, A Class, B Class, C Class, R Class and Advisor Class. Not all funds offer all seven classes.

The Investor Class is made available to investors directly from American Century Investments and/or through some financial intermediaries. Investor Class shares charge a single unified management fee, without any load or commission payable to American Century Investments. Additional information regarding eligibility for Investor Class shares may be found in the funds’ prospectuses. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge this class a lower total management fee. The A, B, C and Advisor Classes also are made available through financial intermediaries, for purchase by individual investors who receive advisory and personal services from the intermediary. The R Class is made available through financial intermediaries and is generally used in 401(k) and other retirement plans. The unified management fee for the A, B, C, R and Advisor Classes is the same as for Investor Class, but the A, B, C, R and Advisor Class shares each are subject to a separate Master Distribution and Individual Shareholder Services Plan (the A Class Plan, B Class Plan, C Class Plan, R Class Plan and Advisor Class Plan, respectively, and collectively, the plans) described below. The plans have been adopted by the funds’ Board of Directors in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors of the funds’ A, B, C, R and Advisor Classes have approved and entered into the A Class Plan, B Class Plan, C Class Plan, R Class Plan and Advisor Class Plan, respectively. The plans are described below.

In adopting the plans, the Board of Directors (including a majority of directors who are not interested persons of the funds [as defined in the Investment Company Act], hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the plans would benefit the funds and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition of the funds generally; and growing assets in existing funds, which helps retain and attract investment management talent, provides a better environment for improving fund performance, and can lower the total expense ratio for funds with stepped-fee schedules. Pursuant to Rule 12b-1, information about revenues and expenses under the plans is presented to the Board of Directors quarterly for its consideration in continuing the plans. Continuance of the plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of outstanding shareholder votes of the affected class.

All fees paid under the plans will be made in accordance with Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

A Class Plan

As described in the prospectuses, the A Class shares of the funds are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for A Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds’ shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds’ Board of Directors has adopted the A Class Plan. Pursuant to the A Class Plan, the A Class pays the funds’ distributor 0.25% annually of the average daily net asset value of the A Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services (as described below) and for distribution services, including past distribution services (as described below). This payment is fixed at 0.25% and is not based on expenses incurred by the distributor. During the fiscal year ended October 31, 2008, the aggregate amount of fees paid under the A Class Plan was:

Capital Growth	$10,864
Focused Growth	$196
Fundamental Equity	$733,176
Heritage	$992,236
New Opportunities II	$443,754
Select	$80,834
Ultra	$396,280

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the A Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place; and
(f)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of A Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell A Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ A Class shares;
(c)	paying and compensating expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing;
(m)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the FINRA; and
(n)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b-1 of the Investment Company Act.

B Class Plan

As described in the prospectuses, the B Class shares of the funds are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for B Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds’ shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds’ Board of Directors has adopted the B Class Plan. Pursuant to the B Class Plan, the B Class pays the funds’ distributor 1.00% annually of the average daily net asset value of the B Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services (as described below) and 0.75% of which is paid for distribution services, including past distribution services (as described below). The payment is fixed at 1.00% and is not based on expenses incurred by the distributor. During the fiscal year ended October 31, 2008, the aggregate amount of fees paid under the B Class Plan was:

Capital Growth	$9,076
Focused Growth	$257
Fundamental Equity	$52,541
Heritage	$10,602
New Opportunities II	$38,560
Select	$42,440
Ultra	$469

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the B Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place; and
(f)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of B Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell B Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ B Class shares;
(c)	paying and compensating expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing;
(m)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the FINRA; and
(n)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b-1 of the Investment Company Act.

C Class Plan

As described in the prospectuses, the C Class shares of the funds are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for C Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds’ shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds’ Board of Directors has adopted the C Class Plan. Pursuant to the C Class Plan, the C Class pays the funds’ distributor 1.00% annually of the average daily net asset value of the C Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services (as described below) and 0.75% of which is paid for distribution services, including past distribution services (as described below). This payment is fixed at 1.00% and is not based on expenses incurred by the distributor. During the fiscal year ended October 31, 2008, the aggregate amount of fees paid under the C Class Plan was:

Capital Growth	$8,845
Focused Growth	$795
Fundamental Equity	$271,299
Growth	$1,252(1)
Heritage	$331,704
New Opportunities II	$165,202
Select	$7,329
Ultra	$15,797
Vista	$5,580(1)

[1]	For the period November 1, 2007 to December 2, 2007. As of December 3, 2007, the C Class was combined with the Advisor Class of the fund.

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the C Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place; and
(f)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of C Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell C Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ C Class shares;
(c)	paying and compensating expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing;
(m)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the FINRA; and
(n)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b-1 of the Investment Company Act.

R Class Plan

As described in the prospectuses, the R Class shares of the funds are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for R Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds’ shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds’ Board of Directors has adopted the R Class Plan. Pursuant to the R Class Plan, the R Class pays the funds’ distributor 0.50% annually of the average daily net asset value of the R Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services (as described below) and for distribution services, including past distribution services (as described below). This payment is fixed at 0.50% and is not based on expenses incurred by the distributor. During the fiscal year ended October 31, 2008, the aggregate amount of fees paid under the R Class Plan was:

Capital Growth	$260
Focused Growth	$117
Fundamental Equity	$2,276
Growth	$14,117
Heritage	$1,240
New Opportunities II	$199
Select	$139
Ultra	$25,979
Vista	$39,936

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the R Class shares for the services, as described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place; and
(f)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of R Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell R Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ R Class shares;
(c)	paying and compensating expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing;
(m)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the FINRA; and
(n)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b-1 of the Investment Company Act.

Advisor Class Plan

As described in the prospectuses, the funds’ Advisor Class shares are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies, and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for Advisor Class investors. In addition to such services, the financial intermediaries provide various distribution services.

To make the funds’ shares available through such plans and financial intermediaries, and to compensate them for these services, the funds’ Board of Directors has adopted the Advisor Class Plan. Prior to September 4, 2007 for Balanced and Vista and December 3, 2007 for Capital Value and Growth, the Advisor Class Plan required the Advisor Class to pay 0.50% annually of the aggregate average daily net assets of the funds’ Advisor Class shares, 0.25% for certain ongoing shareholder and administrative services (as described below) and 0.25% for distribution services, including past distribution services (as described below). However, at shareholder meetings on July 27, 2007 and September 25, 2007, the Advisor Class shareholders approved a decrease in the fee required by the Advisor Class Plan of 0.25%, and a corresponding increase in the Advisor Class management fee. This change was made because the administrative services portion of the 12b-1 fee does not need to be made out of the 12b-1 plan, but may properly be made out of the funds’ unified fee, consistent with the other classes of the funds. This change resulted in no difference in the overall fee for the Advisor Class, but will lower the amount of the 12b-1 fee charged under the Advisor Class Plan from and after September 4, 2007 for Balanced and Vista and December 3, 2007 for Capital Value and Growth. After those dates, pursuant to the Advisor Class Plan, the Advisor Class pays the funds’ distributor 0.25% annually of the aggregate average daily net assets of the funds’ Advisor Class shares, which is paid for certain ongoing individual shareholder services (as described below) and for distribution services, including past distribution services (as described below). This payment is fixed at 0.25% and is not based on expenses incurred by the distributor. During the fiscal year ended October 31, 2008, the aggregate amount of fees paid under the Advisor Class Plan was:

Balanced	$2,761(1)
Capital Value	$31,268(2)
Growth	$503,232(3)
Vista	$876,355

[1]	From the period November 1, 2007 to December 2, 2007. As of December 3, 2007, the Advisor Class of Balanced was combined with the Investor Class of the fund.

[2]
From November 1, 2007 to December 2, 2007, the aggregate amount of fees paid under the Advisor Class Plan was $6,066. From December 3, 2007 to October 31, 2008, the aggregate amount of fees paid under the Advisor Class Plan was $25,202.

[3]
From November 1, 2007 to December 2, 2007, the aggregate amount of fees paid under the Advisor Class Plan was $81,144. From December 3, 2007 to October 31, 2008, the aggregate amount of fees paid under the Advisor Class Plan was $422,088.

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the Advisor Class shares in payment for provision of the services, as described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Prior to December 3, 2007 for Capital Value and Growth, 0.25% of the fee charged to the Advisor Class Plan was for a variety of shareholder services, including, but not limited to:

(a)
receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the funds’ distributor;

(b)	providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(c)	processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses;
(d)	providing and maintaining elective services such as check writing and wire transfer services;
(e)	acting as shareholder of record and nominee for beneficial owners;
(f)	maintaining account records for shareholders and/or other beneficial owners;
(g)	issuing confirmations of transactions;

(h)	providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting;
(i)
preparing and forwarding investor communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners; and

(j)	providing other similar administrative and sub-transfer agency services.

Shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds. During the fiscal year ended October 31, 2008, the amount of fees paid under the Advisor Class Plan for shareholder services was:

Capital Value	$3,033(1)
Growth	$40,572(1)

[1]	For the period November 1, 2007 to December 2, 2007.

Although these services are still being provided by the financial intermediaries, after September 4, 2007 for Balanced and Vista and December 3, 2007 for Capital Value and Growth, they will be reimbursed by the funds’ advisor out of the unified management fee rather than out of a 12b-1 fee, as described above.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ Advisor Class shares;
(c)	paying and compensating expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing of sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing;
(m)	paying service fees for the provision of personal, continuing services to investors, as contemplated by the Conduct Rules of the FINRA; and
(n)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b-1 of the Investment Company Act.

During the fiscal year ended October 31, 2008, the amount of fees paid under the Advisor Class Plan for distribution services was:

Capital Value	$3,033(1)
Growth	$40,572(1)

[1]	For the period November 1, 2007 to December 2, 2007.

Beginning on September 4, 2007 for Balanced and Vista and December 3, 2007 for Capital Value and Growth, a portion of the 12b-1 fee will be paid to the distributor for certain individual shareholder services. These payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place; and
(f)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Sales Charges

The sales charges applicable to the A, B and C Classes of the funds are described in the prospectuses for those classes in the section titled Investing Through a Financial Intermediary. Shares of the A Class are subject to an initial sales charge, which declines as the amount of the purchase increases. Additional information regarding reductions and waivers of the A Class sales charge may be found in the funds’ prospectuses.

Shares of the A, B and C Classes are subject to a contingent deferred sales charge (CDSC) upon redemption of the shares in certain circumstances. The specific charges and when they apply are described in the relevant prospectuses. The CDSC may be waived for certain redemptions by some shareholders, as described in the prospectuses.

An investor may terminate his relationship with an intermediary at any time. If the investor does not establish a relationship with a new intermediary and transfer any accounts to that new intermediary, such accounts may be exchanged to the Investor Class of the fund, if such class is available. The investor will be the shareholder of record of such accounts. In this situation, any applicable CDSCs will be charged when the exchange is made.

The aggregate CDSCs paid to the distributor for the A Class shares in the fiscal year ended October 31, 2008, were Capital Growth, $45; Fundamental Equity, $17,549; Heritage, $41,200; and Select, $5.

The aggregate CDSCs paid to the distributor for the B Class shares in the fiscal year ended October 31, 2008, were Capital Growth, $1,947; Fundamental Equity, $24,629; Heritage, $3,913; New Opportunities II, $9,455; Select, $6,822; and Ultra, $100.

The aggregate CDSCs paid to the distributor for the C Class shares in the fiscal year ended October 31, 2008 were Capital Growth, $1,622; Focused Growth, $126; Fundamental Equity, $15,820; Heritage, $56,194; New Opportunities II, $5,351; Select, $22; Ultra, $52; and Vista, $4,220.

Payments to Dealers

The funds’ distributor expects to pay sales commissions to the financial intermediaries who sell A, B and/or C Class shares of the funds at the time of such sales. Payments for A Class shares will be as follows:

Purchase Amount	Dealer Concession
< $50,000	5.00%
$50,000 - $99,999	4.00%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.00%
$500,000 - $999,999	1.75%
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $9,999,999	0.50%
> $10,000,000	0.25%

No concession will be paid on purchases by employer-sponsored retirement plans. Payments will equal 4.00% of the purchase price of B Class shares and 1.00% of the purchase price of the C Class shares sold by the intermediary. The distributor will retain the 12b-1 fee paid by the C Class of funds for the first 12 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. Beginning with the first day of the 13th month, the distributor will make the C Class distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis. In addition, B and C Class purchases and A Class purchases greater than $1,000,000 are subject to a CDSC as described in the prospectuses.

From time to time, the distributor may provide additional payments to dealers, including but not limited to payment assistance for conferences and seminars, provision of sales or training programs for dealer employees and/or the public (including, in some cases, payment for travel expenses for registered representatives and other dealer employees who participate), advertising and sales campaigns about a fund or funds, and assistance in financing dealer-sponsored events. Other payments may be offered as well, and all such payments will be consistent with applicable law, including the then-current rules of the Financial Industry Regulatory Authority (FINRA). Such payments will not change the price paid by investors for shares of the funds.

BUYING AND SELLING FUND SHARES

Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.

Examples of employer-sponsored retirement plans include the following:

•	401(a) plans
•	pension plans
•	profit sharing plans
•	401(k) plans
•	money purchase plans
•	target benefit plans
•	Taft-Hartley multi-employer pension plans
•	SERP and “Top Hat” plans
•	ERISA trusts
•	employee benefit plans and trusts
•	employer-sponsored health plans
•	457 plans
•	KEOGH or HR(10) plans
•	employer-sponsored 403(b) plans (including self-directed)
•	nonqualified deferred compensation plans
•	nonqualified excess benefit plans
•	nonqualified retirement plans
•	SIMPLE IRAs, SEP IRAs, and SARSEPs (collectively referred to as Business IRAs)

Traditional and Roth IRAs are not considered employer-sponsored retirement plans. The following table indicates the types of shares that may be purchased through employer-sponsored retirement plans, Business IRAs, Traditional IRAs and Roth IRAs.

	Employer-Sponsored Retirement Plans, excluding Business IRAs	Business IRAs	Traditional and Roth IRAs
A Class Shares may be purchased at NAV(1)	Yes	No(2)	No
A Class shares may be purchased with dealer concessions and sales charge	No	Yes	Yes
B Class shares may be purchased(3)	No	No(4)	Yes
C Class shares may be purchased with dealer concessions and CDSC(3)	No	Yes	Yes
C Class shares may be purchased with no dealer concessions and CDSC(1)(3)	Yes	No	No
Institutional Class shares may be purchased	Yes	Yes	Yes
Investor Class shares may be purchased	Yes	Yes	Yes
Advisor Class shares may be purchased	Yes	Yes	Yes
R Class shares may be purchased	Yes	No(2)	No(4)

[1]	Refer to the prospectus regarding sales charges and CDSC waivers.

[2]	Accounts established prior to March 1, 2009, may make additional purchases.

[3]	Refer to the prospectus for maximum purchase requirements.

[4]	Accounts established prior to August 1, 2006, may make additional purchases.

VALUATION OF A FUND’S SECURITIES

All classes of the funds except the A Class are offered at their net asset value, as described below. The A Class of the funds are offered at their public offering price, which is the net asset value plus the appropriate sales charge. This calculation may be expressed as a formula:

Offering Price = Net Asset Value/(1 – Sales Charge as a % of Offering Price)

For example, if the net asset value of a fund’s A Class shares is $5.00, the public offering price would be $5/(1-5.75%) = $5.31.

Each fund’s net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the NYSE) each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.

Each fund’s NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

The portfolio securities of each fund that are listed or traded on a domestic securities exchange are valued at the last sale price on that exchange, except as otherwise noted. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price, or the official closing price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services for these types of securities are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Directors. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the directors determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Directors.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the NYSE, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, that was likely to materially change the net asset value, then that security would be valued as determined in accordance with procedures adopted by the Board of Directors.

Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the funds’ net asset values are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the funds’ portfolios may be affected on days when shares of the funds may not be purchased or redeemed.

TAXES

FEDERAL INCOME TAX

Each fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, a fund should be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to investors. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the funds in the same manner in which they were realized by the funds.

To qualify as a regulated investment company, a fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets.  A fund is also required to distribute 90% of its investment company taxable income each year.  Additionally, a fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.

If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed as long-term capital gains. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends-received deduction to the extent that the fund held those shares for more than 45 days.

Distributions from gains on assets held by the funds longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.

Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.

If more than 50% of the value of a fund’s total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 31-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.

If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute them to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

As of October 31, 2008, the funds in the table below had the following capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired.

Fund	2009	2010	2011	2012
Balanced
Capital Growth
Capital Value
Focused Growth
Fundamental Equity
Giftrust			($2,183,412)
Growth		($168,744,439)
Heritage
New Opportunities	($28,666,431)	($37,698,539)
New Opportunities II			($13,145,846)	($19,655,453)
NT Growth
NT Vista
Select
Ultra
Veedot	($4,184,563)	($32,317,452)
Vista

Fund	2013	2014	2015	2016
Balanced				($7,757,812)
Capital Growth				($769,263)
Capital Value				($8,742,213)
Focused Growth				($677,282)
Fundamental Equity				($53,837,215)
Giftrust				($7,528,594)
Growth				($123,193,932)
Heritage				($184,471,004)
New Opportunities				($33,198,598)
New Opportunities II	($42,248,002)	($103,823,579)		($125,173,360)
NT Growth				($5,069,723)
NT Vista				($4,315,394)
Select				($14,707,162)
Ultra				($201,210,564)
Veedot				($27,976,449)
Vista				($250,166,415)

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century Investments or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.

A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

STATE AND LOCAL TAXES

Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your state.

The information above is only a summary of some of the tax considerations affecting the funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.

FINANCIAL STATEMENTS

Each of the fund’s financial statements and financial highlights for the fiscal period ended October 31, 2008 have been audited by Deloitte & Touche LLP, independent registered public accounting firm. Their Reports of Independent Registered Public Accounting Firm and the financial statements and financial highlights included in the annual reports of each of these funds for the fiscal periods ended October 31, 2008, are incorporated herein by reference.

EXPLANATION OF FIXED-INCOME SECURITIES RATINGS

As described in the prospectuses, some of the funds will invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectuses. The following is a summary of the rating categories referenced in the prospectus.

Ratings of Corporate Debt Securities
Standard & Poor’s
AAA	This is the highest rating assigned by S&P to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
AA	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal. It differs from the highest-rated obligations only in small degree.
A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
Debt rated in this category is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB is regarded as having significant speculative characteristics.

BB
Debt rated in this category has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B
Debt rated in this category is more vulnerable to nonpayment than obligations rated BB, but currently has the capacity to pay interest and repay principal. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to pay interest and repay principal.

CCC
Debt rated in this category is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Standard & Poor’s
CC	Debt rated in this category is currently highly vulnerable to nonpayment. This rating category is also applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C
The rating C typically is applied to debt subordinated to senior debt, and is currently highly vulnerable to nonpayment of interest and principal. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but debt service payments are being continued.

D
Debt rated in this category is in default. This rating is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. It also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Moody’s Investors Service, Inc.
Aaa	This is the highest rating assigned by Moody’s to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
Aa
Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from Aaa issues only in a small degree. Together with Aaa debt, it comprises what are generally known as high-grade bonds.

A
Debt rated in this category possesses many favorable investment attributes and is to be considered as upper-medium-grade debt. Although capacity to pay interest and repay principal are considered adequate, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Baa
Debt rated in this category is considered as medium-grade debt having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below Baa is regarded as having significant speculative characteristics.

Ba
Debt rated Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Often the protection of interest and principal payments may be very moderate.

B
Debt rated B has a greater vulnerability to default, but currently has the capacity to meet financial commitments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied Ba or Ba3 rating.

Caa
Debt rated Caa is of poor standing, has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Caa rating is also used for debt subordinated to senior debt that is assigned an actual or implied B or B3 rating.

Ca	Debt rated in this category represent obligations that are speculative in a high degree. Such debt is often in default or has other marked shortcomings.
C	This is the lowest rating assigned by Moody’s, and debt rated C can be regarded as having extremely poor prospects of attaining investment standing.

Fitch Investors Service, Inc.
AAA
Debt rated in this category has the lowest expectation of credit risk. Capacity for timely payment of financial commitments is exceptionally strong and highly unlikely to be adversely affected by foreseeable events.

AA	Debt rated in this category has a very low expectation of credit risk. Capacity for timely payment of financial commitments is very strong and not significantly vulnerable to foreseeable events.
A
Debt rated in this category has a low expectation of credit risk. Capacity for timely payment of financial commitments is strong, but may be more vulnerable to changes in circumstances or in economic conditions than debt rated in higher categories.

BBB
Debt rated in this category currently has a low expectation of credit risk and an adequate capacity for timely payment of financial commitments. However, adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Debt rated in this category has a possibility of developing credit risk, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B
Debt rated in this category has significant credit risk, but a limited margin of safety remains. Financial commitments currently are being met, but capacity for continued debt service payments is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
Debt rated in these categories has a real possibility for default. Capacity for meeting financial commitments depends solely upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable; a C rating signals imminent default.

DDD, DD, D
The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in these categories have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Fitch also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s.

Commercial Paper Ratings
S&P	Moody’s	Description
A-1	Prime-1 (P-1)	This indicates that the degree of safety regarding timely payment is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.

Municipal Note and Variable Rate Security Ratings
S&P	Moody’s	Description
SP-1	MIG-1; VMIG-1	Notes are of the highest quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
SP-2	MIG-2; VMIG-2	Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.
SP-3	MIG-3; VMIG-3
Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

SP-4	MIG-4; VMIG-4	Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the funds’ investments and the market conditions and investment strategies that significantly affected the funds’ performance during the most recent fiscal period.

You can receive a free copy of the annual and semiannual reports, and ask questions about the funds and your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

If you own or are considering purchasing fund shares through

•	an employer-sponsored retirement plan
•	a bank
•	a broker-dealer
•	an insurance company
•	another financial intermediary

you can receive the annual and semiannual reports directly from them.

The SEC

You also can get information about the funds from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

Investment Company Act File No. 811-0816

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-SAI-64258   0903

AMERICAN CENTURY MUTUAL FUNDS, INC

PART C  OTHER INFORMATION

Item 23.      Exhibits

(a)           (1)           Articles of Incorporation of Twentieth Century Investors, Inc., dated June 26, 1990 (filed electronically as Exhibit b1a to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(2)           Articles of Amendment of Twentieth Century Investors, Inc., dated November 19, 1990 (filed electronically as Exhibit b1b to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(3)           Articles of Merger of Twentieth Century Investors, Inc., a Maryland corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated February 22, 1991 (filed electronically as Exhibit b1c to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(4)           Articles of Amendment of Twentieth Century Investors, Inc., dated August 10, 1993 (filed electronically as Exhibit b1d to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(5)           Articles Supplementary of Twentieth Century Investors, Inc., dated September 2, 1993 (filed electronically as Exhibit b1e to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(6)           Articles Supplementary of Twentieth Century Investors, Inc., dated April 24, 1995 (filed electronically as Exhibit b1f to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(7)           Articles Supplementary of Twentieth Century Investors, Inc., dated October 11, 1995 (filed electronically as Exhibit b1g to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(8)           Articles Supplementary of Twentieth Century Investors, Inc., dated January 22, 1996 (filed electronically as Exhibit b1h to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No. 2-14213, and incorporated herein by reference).

(9)           Articles Supplementary of Twentieth Century Investors, Inc., dated March 11, 1996 (filed electronically as Exhibit b1i to Post-Effective Amendment No. 75 to the Registration Statement of the Registrant on June 14, 1996, File No. 2-14213, and incorporated herein by reference).

(10)           Articles Supplementary of Twentieth Century Investors, Inc., dated September 9, 1996 (filed electronically as Exhibit a10 to Post-Effective Amendment No. 85 to the Registration Statement of the Registrant on September 1, 1999, File No. 2-14213, and incorporated herein by reference).

(11)           Articles of Amendment of Twentieth Century Investors, Inc., dated December 2, 1996 (filed electronically as Exhibit b1j to Post-Effective Amendment No. 76 to the Registration Statement of the Registrant on February 28, 1997, File No. 2-14213, and incorporated herein by reference).

(12)           Articles Supplementary of American Century Mutual Funds, Inc., dated December 2, 1996 (filed electronically as Exhibit b1k to Post-Effective Amendment No. 76 to the Registration Statement of the Registrant on February 28, 1997, File No. 2-14213, and incorporated herein by reference).

(13)           Articles Supplementary of American Century Mutual Funds, Inc., dated July 28, 1997 (filed electronically as Exhibit b1l to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on February 26, 1998, File No. 2-14213, and incorporated herein by reference).

(14)           Articles Supplementary of American Century Mutual Funds, Inc., dated November 28, 1997 (filed electronically as Exhibit a13 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

(15)           Certificate of Correction to Articles Supplementary of American Century Mutual Funds, Inc., dated December 18, 1997 (filed electronically as Exhibit a14 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

(16)           Articles Supplementary of American Century Mutual Funds, Inc., dated December 18, 1997 (filed electronically as Exhibit b1m to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on February 26, 1998, File No. 2-14213, and incorporated herein by reference).

(17)           Articles Supplementary of American Century Mutual Funds, Inc., dated January 25, 1999 (filed electronically as Exhibit a16 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

(18)           Articles Supplementary of American Century Mutual Funds, Inc., dated February 16, 1999 (filed electronically as Exhibit a17 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

(19)           Articles Supplementary of American Century Mutual Funds, Inc., dated August 2, 1999 (filed electronically as Exhibit a19 to Post-Effective Amendment No. 89 to the Registration Statement of the Registrant on December 1, 2000, File No. 2-14213, and incorporated herein by reference).

(20)           Articles Supplementary of American Century Mutual Funds, Inc., dated November 19, 1999 (filed electronically as Exhibit a19 to Post-Effective Amendment No. 87 to the Registration Statement of the Registrant on November 29, 1999, File No. 2-14213, and incorporated herein by reference).

(21)           Articles Supplementary of American Century Mutual Funds, Inc., dated March 5, 2001 (filed electronically as Exhibit a21 to Post-Effective Amendment No. 93 to the Registration Statement of the Registrant on April 20, 2001, File No. 2-14213, and incorporated herein by reference).

(22)           Certificate of Correction to Articles Supplementary, dated April 3, 2001 (filed electronically as Exhibit a22 to Post-Effective Amendment No. 93 to the Registration Statement of the Registrant on April 20, 2001, File No. 2-14213, and incorporated herein by reference).

(23)           Articles Supplementary of American Century Mutual Funds, Inc., dated June 14, 2002 (filed electronically as Exhibit a23 to Post-Effective Amendment No. 98 to the Registration Statement of the Registrant on October 10, 2002, File No. 2-14213, and incorporated herein by reference).

(24)           Certificate of Correction to Articles Supplementary of American Century Mutual Funds, Inc., dated June 25, 2002 (filed electronically as Exhibit a24 to Post-Effective Amendment No. 98 to the Registration Statement of the Registrant on October 10, 2002, File No. 2-14213, and incorporated herein by reference).

(25)           Articles Supplementary of American Century Mutual Funds, Inc., dated February 12, 2003 (filed electronically as Exhibit a25 to Post-Effective Amendment No. 100 to the Registration Statement of the Registrant on February 28, 2003, File No. 2-14213, and incorporated herein by reference).

(26)           Certificate of Correction to Articles Supplementary of American Century Mutual Funds, Inc., dated February 28, 2003 (filed electronically as Exhibit a26 to Post-Effective Amendment No. 101 to the Registration Statement of the Registrant on August 28, 2003, File No. 2-14213, and incorporated herein by reference).

(27)           Articles Supplementary of American Century Mutual Funds, Inc., dated August 14, 2003 (filed electronically as Exhibit a27 to Post-Effective Amendment No. 102 to the Registration Statement of the Registrant on August 28, 2003, File No. 2-14213, and incorporated herein by reference).

(28)           Articles Supplementary of American Century Mutual Funds, Inc., dated January 14, 2004 (filed electronically as Exhibit a28 to Post-Effective Amendment No. 104 to the Registration Statement of the Registrant on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

(29)           Articles Supplementary of American Century Mutual Funds, Inc., dated November 17, 2004 (filed electronically as Exhibit a29 to Post-Effective Amendment No. 106 to the Registration Statement of the Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

(30)           Articles Supplementary of American Century Mutual Funds, Inc., dated January 13, 2005 (filed electronically as Exhibit a30 to Post-Effective Amendment No. 109 to the Registration Statement of the Registrant on February 25, 2005, File No. 2-14213, and incorporated herein by reference).

(31)           Articles Supplementary of American Century Mutual Funds, Inc., dated June 22, 2005 (filed electronically as Exhibit a31 to Post-Effective Amendment No. 111 to the Registration Statement of the Registrant on July 28, 2005, File No. 2-14213, and incorporated herein by reference).

(32)           Articles Supplementary of American Century Mutual Funds, Inc., dated December 13, 2005 (filed electronically as Exhibit 1(ff) to the Registration Statement on Form N-14 of the Registrant on December 22, 2005, File No. 2-14213, and incorporated herein by reference).

(33)           Articles Supplementary of American Century Mutual Funds, Inc., dated March 15, 2006 (filed electronically as Exhibit a33 to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on March 31, 2006, File No. 2-14213, and incorporated herein by reference).

(34)           Articles Supplementary of American Century Mutual Funds, Inc., dated November 14, 2006 (filed electronically as Exhibit 1(hh) to the Registration Statement on Form N-14 of the Registrant on February 27, 2007, File No. 2-14213, and incorporated herein by reference).

(35)           Articles of Amendment of American Century Mutual Funds, Inc., dated August 29, 2007 (filed electronically as Exhibit a35 to Post-Effective Amendment No. 121 to the Registration Statement of the Registrant on September 27, 2007, File No. 2-14213, and incorporated herein by reference).

(36)           Articles Supplementary of American Century Mutual Funds, Inc., dated September 10, 2007 (filed electronically as Exhibit a36 to Post-Effective Amendment No. 121 to the Registration Statement of the Registrant on September 27, 2007, File No. 2-14213, and incorporated herein by reference).

(37)           Articles of Amendment of American Century Mutual Funds, Inc., dated November 27, 2007 (filed electronically as Exhibit a37 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference).

(38)           Articles Supplementary of American Century Mutual Funds, Inc., dated November 27, 2007 (filed electronically as Exhibit a38 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference.)

(39)           Articles Supplementary of American Century Mutual Funds, Inc., dated June 5, 2008 (filed electronically as Exhibit 1(mm) to the Registration Statement on Form N-14 of the Registrant on January 30, 2009, File No. 2-14213, and incorporated herein by reference).

(b)           Amended and Restated By-laws, dated November 29, 2007 (filed electronically as Exhibit b to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference).

(c)           Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, and Article Eighth, of Registrant’s Articles of Incorporation, appearing as Exhibit (a)(1) herein and Article Fifth of Registrant’s Articles of Amendment, appearing as Exhibit (a)(4) herein and Sections 3-11 of Registrant’s Amended and Restated Bylaws, appearing as Exhibit b herein.

(d)           Management Agreement with American Century Investment Management, Inc., dated August 1, 2008 (filed electronically as Exhibit 6(a) to the Registration Statement on Form N-14 of the Registrant on January 30, 2009, File No. 2-14213, and incorporated herein by reference).

(e)           (1)           Amended and Restated Distribution Agreement with American Century Investment Services, Inc., dated December 3, 2007 (filed electronically as Exhibit e1 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference).

(2)           Form of Dealer/Agency Agreement (filed electronically as Exhibit e2 to Post-Effective Amendment No. 25 to the Registration Statement of American Century International Bond Funds on April 30, 2007, File No. 333-43321, and incorporated herein by reference).

(f)           Not Applicable.

(g)           (1)           Master Agreement with Commerce Bank, N.A., dated January 22, 1997 (filed electronically as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration Statement of the Registrant on February 28, 1997, File No. 2-14213, and incorporated herein by reference).

(2)           Global Custody Agreement with The Chase Manhattan Bank, dated August 9, 1996 (filed electronically as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement of American Century Government Income Trust on February 7, 1997, File No. 2-99222, and incorporated herein by reference).

(3)           Amendment to the Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed electronically as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of American Century Variable Portfolios II, Inc. on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

(4)           Amendment No. 2 to the Global Custody Agreement between American Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed electronically as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

(5)           Amendment No. 3 to the Global Custody Agreement between American Century Investments and the JPMorgan Chase Bank, dated as of May 31, 2006 (filed electronically as Exhibit g6 to Pre-Effective Amendment No. 1 to the Registration Statement of American Century Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

(6)           Amendment No. 4 to the Global Custody Agreement with JPMorgan Chase Bank, dated as of July 2, 2008 (filed electronically as Exhibit g6 to Post-Effective Amendment No. 56 to the Registration Statement of American Century Government Income Trust on July 29, 2008, File No. 2-99222, and incorporated herein by reference).

(h)           (1)           Amended and Restated Transfer Agency Agreement between American Century Mutual Funds, Inc. and American Century Services, LLC, dated August 1, 2007 (filed electronically as Exhibit h1 to Post-Effective Amendment No. 121 to the Registration Statement of the Registrant on September 27, 2007, File No. 2-14213, and incorporated herein by reference).

(2)           Fund Services Agreement between American Century Investment Management, Inc. and J.P. Morgan Investor Services Co., dated July 2, 2008 (filed electronically as Exhibit h3 to Post-Effective Amendment No. 53 to the Registration Statement of American Century Municipal Trust on September 26, 2008, File No. 2-91229, and incorporated herein by reference).

(3)           Revised Schedule A-2 to Fund Services Agreement between American Century Investment Management, Inc. and J.P. Morgan Investor Services Co., effective July 2, 2008 (filed electronically as Exhibit h3 to Post-Effective Amendment No. 10 to the Registration Statement of American Century Asset Allocation Portfolios, Inc. on November 26, 2008, File No. 333-116351, and incorporated herein by reference).

(i)           Opinion and Consent of Counsel, dated September 27, 2007 (filed electronically as Exhibit i to Post-Effective Amendment No. 121 to the Registration Statement of the Registrant on September 27, 2007, File No. 2-14213, and incorporated herein by reference).

(j)           Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated February 23, 2009, is included herein.

(k)           Not applicable.

(l)           Not applicable.

(m)           (1)           Amended and Restated Master Distribution and Individual Shareholder Services Plan (Advisor Class), dated January 1, 2008 (filed electronically as Exhibit m1 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference).

(2)           Amended and Restated Master Distribution and Individual Shareholder Services Plan (C Class), dated January 1, 2008 (filed electronically as Exhibit m2 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference).

(3)           Amended and Restated Master Distribution and Individual Shareholder Services Plan (A Class), dated January 1, 2008 (filed electronically as Exhibit m3 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference).

(4)           Amended and Restated Master Distribution and Individual Shareholder Services Plan (B Class), dated January 1, 2008 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference).

(5)           Amended and Restated Master Distribution and Individual Shareholder Services Plan (R Class), dated January 1, 2008 (filed electronically as Exhibit m5 to Post-Effective Amendment No. 122 to the Registration Statement of the Registrant on February 28, 2008, File No. 2-14213, and incorporated herein by reference).

(n)           Amended and Restated Multiple Class Plan, dated January 1, 2008 (filed electronically as Exhibit 10(f) to the Registration Statement on Form N-14 of the Registrant on January 30, 2009, File No. 2-14213, and incorporated herein by reference).

(o)           Reserved.

(p)           (1)           American Century Investments Code of Ethics (filed electronically as Exhibit p1 to Post-Effective Amendment No. 45 to the Registration Statement of American Century Target Maturities Trust on January 28, 2009, File No. 2-94608, and incorporated herein by reference).

(2)           Independent Directors’ Code of Ethics amended March 4, 2000 (filed electronically as Exhibit p2 to Pre-Effective Amendment No. 1 to the Registration Statement of American Century Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

(q)           (1)           Power of Attorney, dated June 4, 2008 (filed electronically as Exhibit q1 to Post-Effective Amendment No. 42 to the Registration Statement of American Century Capital Portfolios, Inc. on July 29, 2008, File No. 33-64872, and incorporated herein by reference).

(2)           Secretary’s Certificate, dated June 4, 2008 (filed electronically as Exhibit q2 to Post-Effective Amendment No. 42 to the Registration Statement of American Century Capital Portfolios, Inc. on July 29, 2008, File No. 33-64872, and incorporated herein by reference).

Item 24.            Persons Controlled by or Under Common Control with Fund

The persons who serve as the directors of the Registrant also serve, in substantially identical capacities, the following investment companies:

American Century Asset Allocation Portfolios, Inc.
American Century Capital Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Mutual Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.

Because the boards of each of the above-named investment companies are identical, these companies may be deemed to be under common control.

Item 25.            Indemnification

The Registrant is a Maryland corporation.  Section 2-418 of the General Corporation Law of Maryland allows a Maryland corporation to indemnify its directors, officers, employees and agents to the extent provided in such statute.

Article Eighth of the Registrant’s Articles of Incorporation requires the indemnification of the corporation's directors and officers to the extent permitted by the General Corporation Law of Maryland, the Investment Company Act and all other applicable laws.

The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

Item 26.            Business and Other Connections of the Investment Advisor

In addition to serving as the Registrant’s investment advisor, American Century Investment Management, Inc. provides portfolio management services for other investment companies as well as for other business and institutional clients.  Business backgrounds of the directors and principal executive officers of the advisor that also hold positions with the Registrant are included under “Management” in the Statement of Additional Information included in this registration statement.  The remaining principal executive officer of the advisor and his principal occupations during the past 2 fiscal years are as follows:

Enrique Chang (President, Chief Executive Officer and Chief Investment Officer of ACIM and ACGIM).

The principal address for all American Century entities other than ACGIM is 4500 Main Street, Kansas City, MO 64111.  The principal address for ACGIM is 666 Third Avenue, 23rd Floor, New York, NY 10017.

Item 27.           Principal Underwriters

I.           (a)           American Century Investment Services, Inc. (ACIS) acts as principal underwriter for the following investment companies:

American Century Asset Allocation Portfolios, Inc.
American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Quantitative Equity Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century Variable Portfolios II, Inc.
American Century World Mutual Funds, Inc.

ACIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  ACIS is located at 4500 Main Street, Kansas City, Missouri 64111.  ACIS is a wholly-owned subsidiary of American Century Companies, Inc.

(b)           The following is a list of the directors and executive officers of ACIS:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant
James E. Stowers, Jr.	Director	Director and Vice Chairman

Jonathan S. Thomas	Director	President and Director

Barry Fink	Director	Executive Vice President

Brian Jeter	President and Chief Executive Officer	none

Jon W. Zindel	Senior Vice President and Chief Accounting Officer	Tax Officer

David K. Anderson	Chief Financial Officer	none

Mark Killen	Senior Vice President	none

David Larrabee	Senior Vice President	none

Barry Mayhew	Senior Vice President	none

Martha G. Miller	Senior Vice President	none

Michael J. Raddie	Chief Compliance Officer	none

* All addresses are 4500 Main Street, Kansas City, Missouri 64111

(c)           Not applicable.

Item 28.           Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111 and 1665 Charleston Road, Mountain View, CA 94043; American Century Services, LLC, 4500 Main Street, Kansas City, MO 64111; JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, NY 11245; and Commerce Bank, N.A., 1000 Walnut, Kansas City, MO 64105.

Item 29.           Management Services – Not Applicable.

Item 30.           Undertakings – Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement amendment pursuant to Rule 485(b) promulgated under the Securities Act of 1933, as amended, and has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Kansas City, State of Missouri on the 27th day of February, 2009.

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Registrant)
By: * Jonathan S. Thomas President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE
* _________________________________ Jonathan S. Thomas	President and Director	February 27, 2009

* _________________________________ Robert J. Leach	Vice President, Treasurer and Chief Financial Officer	February 27, 2009

* _________________________________ James E. Stowers, Jr.	Vice Chairman of the Board and Director	February 27, 2009

* _________________________________ Thomas A. Brown	Director	February 27, 2009

* _________________________________ Andrea C. Hall, Ph.D.	Director	February 27, 2009

* _________________________________ James A. Olson	Director	February 27, 2009

* _________________________________ Donald H. Pratt	Chairman of the Board and Director	February 27, 2009

* _________________________________ Gale E. Sayers	Director	February 27, 2009

* _________________________________ M. Jeannine Strandjord	Director	February 27, 2009

* _________________________________ John R. Whitten	Director	February 27, 2009

*By: /s/ Kathleen Gunja Nelson Kathleen Gunja Nelson Attorney in Fact (pursuant to Power of Attorney dated June 4, 2008)

EXHIBIT INDEX

EXHIBIT                                DESCRIPTION OF DOCUMENT
NUMBER

EXHIBIT (j)	Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated February 23, 2009.